                                                            Pool II
                                                            Loan No. V_04078
                                                            Nebraska

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- -------------------------------------------------------------------------------

              GRETNA, SEALY, TRAVERSE CITY OUTLET CENTERS, L.L.C.,
                                   as Borrower

                                       to
                               ANTHONY C. NAIMOLI,

                                as Deed Trustee,
                               for the benefit of

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,

                                    as Lender

                                 ---------------

                      DEED OF TRUST AND SECURITY AGREEMENT

                                 ---------------

                            Dated: As of July __, 1999

                   PREPARED BY AND UPON RECORDATION RETURN TO:
                      Womble Carlyle Sandridge & Rice, PLLC
                            3500 One Atlantic Center
                           1201 West Peachtree Street
                             Atlanta, Georgia 30309
                       Attention: James H. Thompson, Esq.

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- -------------------------------------------------------------------------------

                                TABLE OF CONTENTS
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ARTICLE I DEFINITIONS
Section 1.01      Certain Definitions                                            5

ARTICLE II COVENANTS, WARRANTIES AND REPRESENTATIONS OF BORROWER
Section 2.01      Payment of Debt                                               19
Section 2.02      Representations and Warranties of Borrower                    19
Section 2.03      Further Acts, etc.                                            28
Section 2.04      Recording of Mortgage, etc.                                   28
Section 2.05      Representations and Warranties as to the Mortgaged Property   29
Section 2.06      Removal of Lien                                               33
Section 2.07      Cost of Defending and Upholding this Deed of Trust Lien       34
Section 2.08      Use of the Mortgaged Property                                 34
Section 2.09      Financial Reports                                             34
Section 2.10      Litigation                                                    36

ARTICLE III INSURANCE AND CASUALTY RESTORATION
Section 3.01      Insurance Coverage                                            36
Section 3.02      Policy Terms                                                  38
Section 3.03      Assignment of Policies                                        39
Section 3.04      Casualty Restoration                                          40
Section 3.05      Compliance with Insurance Requirements                        44
Section 3.06      Event of Default During Restoration                           45
Section 3.07      Application of Proceeds to Debt Reduction                     45

ARTICLE IV IMPOSITIONS
Section 4.01      Payment of Impositions, Utilities and Taxes, etc.             46
Section 4.02      Deduction from Value                                          47
Section 4.03      No Joint Assessment                                           47
Section 4.04      Right to Contest                                              47
Section 4.05      No Credits on Account of the Debt                             48
Section 4.06      Documentary Stamps                                            48

ARTICLE V LOSS PROCEEDS
Section 5.01      Loss Proceeds                                                 48

ARTICLE VI CONDEMNATION
Section 6.01      Condemnation                                                  49

ARTICLE VII LEASES AND RENTS
Section 7.01      Assignment                                                    50
Section 7.02      Management of Mortgaged Property                              51
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                         TABLE OF CONTENTS (CON'T.)
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ARTICLE VIII MAINTENANCE AND REPAIR
Section 8.01      Maintenance and Repair of the Mortgaged Property;
                  Alterations; Replacement of Equipment                         53

ARTICLE IX TRANSFER OR ENCUMBRANCE OF THE MORTGAGED PROPERTY
Section 9.01      Other Encumbrances                                            55
Section 9.02      No Transfer                                                   55
Section 9.03      Due on Sale                                                   55
Section 9.04      Permitted Transfer                                            56

ARTICLE X CERTIFICATES
Section 10.01     Estoppel Certificates                                         58

ARTICLE XI NOTICES
Section 11.01     Notices                                                       58

ARTICLE XII INDEMNIFICATION
Section 12.01     Indemnification Covering Mortgaged Property                   59

ARTICLE XIII DEFAULTS
Section 13.01     Events of Default                                             60
Section 13.02     Remedies                                                      62
Section 13.03     Payment of Debt After Default                                 65
Section 13.04     Possession of the Mortgaged Property                          66
Section 13.05     Interest After Default                                        66
Section 13.06     Borrower's Actions After Default                              66
Section 13.07     Control by Lender After Default                               67
Section 13.08     Right to Cure Defaults                                        67
Section 13.09     Late Payment Charge                                           67
Section 13.10     Recovery of Sums Required to Be Paid                          68
Section 13.11     Marshalling and Other Matters                                 68
Section 13.12     Tax Reduction Proceedings                                     68
Section 13.13     General Provisions Regarding Remedies                         68

ARTICLE XIV COMPLIANCE WITH REQUIREMENTS
Section 14.01     Compliance with Legal Requirements                            69
Section 14.02     Compliance with Recorded Documents; No Future Grants          70

ARTICLE XV DEFEASANCE; RELEASE
Section 15.01     Defeasance; Release                                           70
Section 15.02     Release of Property                                           71
Section 15.03     Substitution of Property                                      72
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                         TABLE OF CONTENTS (CON'T.)
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ARTICLE XVI ENVIRONMENTAL COMPLIANCE
Section 16.01     Covenants, Representations and Warranties                     75
Section 16.02     Environmental Indemnification                                 78

ARTICLE XVII ASSIGNMENTS
Section 17.01     Participations and Assignments                                79

ARTICLE XVIII MISCELLANEOUS
Section 18.01     Right of Entry                                                79
Section 18.02     Cumulative Rights                                             79
Section 18.03     Liability                                                     79
Section 18.04     Exhibits Incorporated                                         79
Section 18.05     Severable Provisions                                          79
Section 18.06     Duplicate Originals                                           80
Section 18.07     No Oral Change                                                80
Section 18.08     Waiver of Counterclaim, Etc.                                  80
Section 18.09     Headings; Construction of Documents; etc.                     80
Section 18.10     Sole Discretion of Lender                                     80
Section 18.11     Waiver of Notice                                              80
Section 18.12     Covenants Run with the Land                                   81
Section 18.13     Governing Law; Jurisdiction.                                  81
Section 18.14     Security Agreement                                            82
Section 18.15     Actions and Proceedings                                       83
Section 18.16     Usury Laws                                                    83
Section 18.17     Remedies of Borrower                                          83
Section 18.18     Offsets, Counterclaims and Defenses                           83
Section 18.19     No Merger                                                     84
Section 18.20     Restoration of Rights                                         84
Section 18.21     Waiver of Statute of Limitations                              84
Section 18.22     Advances                                                      84
Section 18.23     Application of Default Rate Not a Waiver                      84
Section 18.24     Intervening Lien                                              85
Section 18.25     No Joint Venture or Partnership                               85
Section 18.26     Time of the Essence                                           85
Section 18.27     Borrower's Obligations Absolute                               85
Section 18.28     Publicity                                                     85
Section 18.29     Securitization Opinions                                       86
Section 18.30     Cooperation with Rating Agencies                              86
Section 18.31     Securitization Financials                                     86
Section 18.32     Reasonable Attorneys' Fees                                    86
Section 18.33     Return of Escrows and Defeasance Deposit.                     86
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                         TABLE OF CONTENTS (CON'T.)
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Section 18.34     Business Loan Recital/statutory Exemption.                    86
Section 18.35     Concerning the Deed Trustee.                                  87
Section 18.36     Deed Trustee's Fees.                                          87

ARTICLE XIX SPECIAL STATE OF NEBRASKA PROVISIONS
Section 19.01     Effective as a Financing Statement.                           87
Section 19.02     Power of Sale.                                                87
Section 19.03     Request for Notice.                                           88
Section 19.04     Deed Trustee Compensation.                                    88

ARTICLE XX RELEASE PARCEL



EXHIBIT A--Legal Description
EXHIBIT B--Form of Cash Flow Statement
EXHIBIT C--Initial Allocated Loan Amount
EXHIBIT D--Release Parcel
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

                      DEED OF TRUST AND SECURITY AGREEMENT

         This DEED OF TRUST AND SECURITY AGREEMENT is made as of the __ day of July, 1999, by GRETNA, SEALY, TRAVERSE CITY OUTLET CENTERS, L.L.C., a Delaware limited liability company, having an address of 77 West Wacker Drive, Suite 4200, Chicago, Illinois 60601 (hereinafter referred to as "BORROWER"), to ANTHONY C. NAIMOLI, having an address of c/o Fidelity National Title Insurance Company, 1500 Walnut Street, Suite 300, Philadelphia, Pennsylvania 19102 (hereinafter referred to as "DEED TRUSTEE"), for the benefit of MORGAN GUARANTY TRUST COMPANY OF NEW YORK, having an address at 60 Wall Street, New York, New York 10260-0060 (hereinafter referred to as "LENDER").

                              W I T N E S S E T H:

         WHEREAS, Lender has authorized (i) a loan (hereinafter referred to as the "GRETNA LOAN") to the Borrower in the maximum principal sum of SEVEN MILLION FOUR HUNDRED AND EIGHTY-FIVE THOUSAND AND NO/100THS DOLLARS ($7,485,000.00) (hereinafter referred to as the "GRETNA LOAN AMOUNT"), which Gretna Loan is evidenced by that certain note, dated the date hereof (hereinafter referred to as the "GRETNA NOTE") given by the Borrower, as maker, to Lender, as payee with a final maturity date of August 1, 2024 (or if such date is not a Business Day, the next succeeding Business Day); (ii) a loan (hereinafter referred to as the "SEALY LOAN") to the Borrower in the maximum principal sum of ELEVEN MILLION ONE HUNDRED AND FIFTEEN THOUSAND AND NO/100THS DOLLARS ($11,115,000.00) (hereinafter referred to as the "SEALY LOAN AMOUNT"), which Sealy Loan is evidenced by that certain note, dated the date hereof (hereinafter referred to as the "SEALY NOTE") given by the Borrower, as maker, to Lender, as payee with a final maturity date of August 1, 2024 (or if such date is not a Business Day, the next succeeding Business Day); and (iii) a loan (hereinafter referred to as the "TRAVERSE CITY LOAN") to the Borrower in the maximum principal sum of FIVE MILLION TWO HUNDRED AND FIVE THOUSAND AND NO/100THS DOLLARS ($5,205,000.00) (hereinafter referred to as the "TRAVERSE CITY LOAN AMOUNT"), which Traverse City Loan is evidenced by that certain note, dated the date hereof (hereinafter referred to as the "TRAVERSE CITY NOTE") given by the Borrower, as maker, to Lender, as payee with a final maturity date of August 1, 2024 (or if such date is not a Business Day, the next succeeding Business Day); (the Gretna Loan, Sealy Loan and Traverse City Loan are collectively referred to herein as the "LOANS," the Gretna Loan Amount, Sealy Loan Amount and Traverse City Loan Amount are collectively referred to herein as the "LOAN AMOUNTS," and the Gretna Note, the Sealy Note and the Traverse City Note, together with all extensions, renewals, modifications, substitutions and amendments thereof are collectively referred to herein as the "NOTES");

         WHEREAS, in consideration of the Loans, the Borrower has agreed to make payments in amounts sufficient to pay and redeem, and provide for the payment and redemption of the principal of, premium, if any, and interest on the Notes when due;

         WHEREAS, Borrower desires by this Deed of Trust to provide for, among other things, the issuance of the Notes and for the deposit, deed and pledge by Borrower with, and the creation of a security interest in favor of, Lender, as security for the Borrower's obligations to Lender from time to time pursuant to the Notes and the other Loan Documents;

         WHEREAS, Borrower and Lender intend these recitals to be a material part of this Deed of Trust; and

         WHEREAS, all things necessary to make this Deed of Trust the valid and legally binding obligation of Borrower in accordance with its terms, for the uses and purposes herein set forth, have been done and performed.

         NOW THEREFORE, to secure the payment of the principal of, prepayment premium (if any) and interest on the Notes and all other obligations, liabilities or sums due or to become due under this Deed of Trust, the Notes or any other Loan Document, including, without limitation, interest on said obligations, liabilities or sums (said principal, premium, interest and other sums being hereinafter referred to as the "DEBT"), and the performance of all other covenants, obligations and liabilities of the Borrower pursuant to the Loan Documents, Borrower has executed and delivered this Deed of Trust; and Borrower has irrevocably granted, and by these presents and by the execution and delivery hereof does hereby irrevocably grant, bargain, sell, alien, demise, release, convey, assign, transfer, deed, hypothecate, pledge, set over, warrant, mortgage and confirm to Deed Trustee, as to the Premises and Improvements, forever, in trust with power of sale, and to Lender, as to the remainder of the Mortgaged Property, all right, title and interest of Borrower, if any, in and to all of the following property, rights, interests and estates:

         (a) the plot(s), piece(s) or parcel(s) of real property described in Exhibit A attached hereto and made a part hereof (individually and collectively, hereinafter referred to as the "PREMISES");

         (b) (i) all buildings, foundations, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements of every kind or nature now or hereafter located on the Premises (hereinafter collectively referred to as the "IMPROVEMENTS"); and (ii) to the extent permitted by law, the name or names, if any, as may now or hereafter be used for each Improvement, and the goodwill associated therewith;

         (c) all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, ditches, ditch rights, reservoirs and reservoir rights, air rights and development rights, lateral support, drainage, gas, oil and mineral rights, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises or the Improvements and the reversion and reversions, remainder and remainders, whether existing or hereafter acquired, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises to the center line thereof and any and all sidewalks, drives, curbs, passageways, streets, spaces and alleys adjacent to or used in connection with the Premises and/or Improvements and all the estates, rights, titles, interests, property, possession, claim and demand whatsoever, both in law and in equity, of Borrower of, in and to the Premises and Improvements and every part and parcel thereof, with the appurtenances thereto;

         (d) all machinery, equipment, fittings, apparatus, appliances, furniture, furnishings, tools, fixtures (including, but not limited to, all heating, air conditioning, ventilating, waste disposal, sprinkler and fire and theft protection equipment, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon, or in, and used in connection with the Premises or the Improvements, or appurtenant thereto, and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon, or in, and used in connection with the Premises or the Improvements or appurtenant thereto, (hereinafter all of the foregoing items described in this paragraph (d) are collectively called the "EQUIPMENT"), all of which, and any replacements, modifications, alterations and additions thereto, to the extent permitted by applicable law, shall be deemed to constitute fixtures (the "FIXTURES"), and are part of the real estate and security for the payment of the Debt and the performance of Borrower's obligations. To the extent any portion of the Equipment is not real property or Fixtures under applicable law, it shall be deemed to be personal property, and this Deed of Trust shall constitute a security agreement creating a security interest therein in favor of Lender under the UCC;

         (e) all awards or payments, including interest thereon, which may hereafter be made with respect to the Premises, the Improvements, the Fixtures, or the Equipment, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of said right), or for a change of grade, or for any other injury to or decrease in the value of the Premises, the Improvements or the Equipment or refunds with respect to the payment of property taxes and assessments, and all other proceeds of the conversion, voluntary or involuntary, of the Premises, Improvements, Equipment, Fixtures or any other Mortgaged Property or part thereof into cash or liquidated claims;

         (f) all leases, tenancies, licenses and other agreements affecting the use, enjoyment or occupancy of the Premises, the Improvements, the Fixtures, or the Equipment or any portion thereof now or hereafter entered into, whether before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code and all reciprocal easement agreements, license agreements and other agreements with Pad Owners (hereinafter collectively referred to as the "LEASES"), together with all cash or security deposits, lease termination payments, advance rentals and payments of similar nature and guarantees or other security held by Borrower in connection therewith to the extent of Borrower's right or interest therein and all remainders, reversions and other rights and estates appurtenant thereto, and all base, fixed, percentage or additional rents, and other rents, oil and gas or other mineral royalties, and bonuses, issues, profits and rebates and refunds or other payments made by any Governmental Authority from or relating to the Premises, the Improvements, the Fixtures or the Equipment plus all rents, common area charges and other payments, whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (the "RENTS") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

         (g) all proceeds of and any unearned premiums on any insurance policies covering the Premises, the Improvements, the Fixtures, the Rent or the Equipment, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof in accordance with the terms hereof, for damage to the Premises, the Improvements, the Fixtures or the Equipment and all refunds or rebates of Impositions, and interest paid or payable with respect thereto;

         (h) all monies deposited or to be deposited in any funds or accounts maintained or deposited with Lender, or its assigns, in connection herewith, including, without limitation, all escrows, deposits, reserves and impounds established pursuant to those certain Escrow Agreements for Reserves and Impounds of even date herewith executed by the Borrower;

         (i) all accounts receivable, contract rights, franchises, interests, estate or other claims, both at law and in equity, relating to the Premises, the Improvements, the Fixtures or the Equipment, not included in Rents;

         (j) all claims against any Person with respect to any damage to the Premises, the Improvements, the Fixtures or Equipment, including, without limitation, damage arising from any defect in or with respect to the design or construction of the Improvements, the Fixtures or the Equipment and any damage resulting therefrom;

         (k) all deposits or other security or advance payments, including rental payments made by or on behalf of Borrower to others, with respect to (i) insurance policies, (ii) utility services, (iii) cleaning, maintenance, repair or similar services, (iv) refuse removal or sewer service, (v) parking or similar services or rights and (vi) rental of Equipment, if any, relating to or otherwise used in the operation of the Premises, Improvements, the Fixtures or Equipment;

         (l) all intangible property relating to the Premises, the Improvements, the Fixtures or the Equipment or its operation, including, without limitation, trade names, trademarks, logos, building names and goodwill (excluding, however, the foregoing to the extent it is owned by Horizon Group Properties, Inc. or is used generally with respect to properties owned, directly or indirectly, by Horizon Group Properties, Inc.);

         (m) all advertising material, guaranties, warranties, building permits, other permits, licenses, plans and specifications, shop and working drawings, soil tests, appraisals and other documents, materials and/or personal property of any kind now or hereafter existing in or relating to the Premises, the Improvements, the Fixtures, and the Equipment;

         (n) all drawings, designs, plans and specifications prepared by the architects, engineers, interior designers, landscape designers and any other consultants or professionals for the design, development, construction, repair and/or improvement of the Mortgaged Property, as amended from time to time;

         (o) subject to the terms and conditions hereof, the right, in the name of and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Premises, the Improvements, the Fixtures or the Equipment and to commence any action or proceeding to protect the interest of Lender in the Premises, the Improvements, the Fixtures or the Equipment; and

         (p) all proceeds, products, substitutions and accessions (including claims and demands therefor) of each of the foregoing.

         The right, title and interest of Borrower in the foregoing items (a) through (p), are collectively referred to as the "MORTGAGED PROPERTY."

         TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the proper use and benefit of Lender, and Deed Trustee and the successors and assigns of Lender and Deed Trustee in fee simple, forever.

         IN TRUST, WITH POWER OF SALE, to secure the payment to Lender of the Debt at the time and in the manner provided for its payment in the Notes, this Deed of Trust and the other Loan Documents.

         AND Borrower covenants with and warrants to Lender that:

                                    ARTICLE I
                                   DEFINITIONS

         Section 1.01  CERTAIN DEFINITIONS.

         For all purposes of this Deed of Trust, except as otherwise expressly provided or unless the context clearly indicates a contrary intent:

                         (i)  the capitalized terms defined in this Section
have the meanings assigned to them in this Section, and include the plural as well as the singular;

                        (ii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; and

                       (iii) the words "herein", "hereof," and "hereunder" and other words of similar import refer to this Deed of Trust as a whole and not to any particular Section or other subdivision.

         "AFFILIATE" of any specified Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

         "AGGREGATE DEBT SERVICE COVERAGE" shall mean the quotient obtained by dividing the aggregate Net Operating Income for all of the Properties for the specified period by the aggregate payments of interest and principal (not including the amount of principal payable upon maturity) due for such specified period under the Notes (determined as of the date the calculation of Aggregate Debt Service Coverage is required or requested hereunder).

         "ALLOCATED LOAN AMOUNT" shall mean the Initial Allocated Loan Amount of each Property as such amount may be adjusted from time to time as hereinafter set forth. Upon each adjustment in the principal portion of the Debt (each a "TOTAL ADJUSTMENT"), whether as a result of amortization or as otherwise expressly provided herein or in any other Loan Document, each Allocated Loan Amount shall be increased or decreased, as the case may be, by an amount equal to the product of (i) the Total Adjustment, and (ii) a fraction, the numerator of which is the applicable Allocated Loan Amount (prior to the adjustment in question) and the denominator of which is the Debt prior to the adjustment to the principal portion of the Debt which results in the recalculation of the Allocated Loan Amount. However, when the principal portion of the Debt is reduced as a result of Lender's receipt of (i) Net Proceeds, the Allocated Loan Amounts for the Property with respect to which the Net Proceeds were received shall be reduced to zero (the amount by which such Allocated Loan Amount is reduced being referred to as the "FORECLOSED ALLOCATED AMOUNT") and each other Allocated Loan Amount shall (x) if the Net Proceeds exceed the Foreclosed Allocated Amount (such excess being referred to as the "SURPLUS NET PROCEEDS"), be decreased by an amount equal to the product of (1) the Surplus Net Proceeds and (2) a fraction, the numerator of which is the applicable Allocated Loan Amount (prior to the adjustment in question) and the denominator of which is the aggregate of all of the Allocated Loan Amounts (prior to the adjustment in question) other than the Allocated Loan Amount applicable to the Property with respect to which the Net Proceeds were received (such fraction being referred to as the "NET PROCEEDS ADJUSTMENT FRACTION"), (y) if the Foreclosed Allocated Amount exceeds the Net Proceeds (such excess being referred to as the "NET PROCEEDS DEFICIENCY"), be increased by an amount equal to the product of (1) the Net Proceeds Deficiency and (2) the Net Proceeds Adjustment Fraction, or (z) if the Net Proceeds equal the Foreclosed Allocated Amount, remain unadjusted, or
(ii) Loss Proceeds, the Allocated Loan Amount for the Property with respect to which the Loss Proceeds were received shall be decreased by an amount equal to the sum of Loss Proceeds which are applied towards the reduction of the Debt as set forth in Article III hereof, if any, but in no event shall the Allocated Loan Amount for the Property with respect to which the Loss Proceeds were received be reduced to an amount less than zero (the amount by which such Allocated Loan Amount is reduced being referred to as the "LOSS PROCEEDS ALLOCATED AMOUNT") and each other Allocated Loan Amount shall be decreased by an amount equal to the product of (1) the excess of (a) the Loss Proceeds over (b) the Loss Proceeds Allocated Amount, and (2) a fraction, the numerator of which is the applicable Allocated Loan Amount (prior to the adjustment in question) and the denominator of which is the aggregate of all of the Allocated Loan Amounts (prior to the adjustment in question) other than the Allocated Loan Amount applicable to the Property to which such Loss Proceeds were applied.

         "ANTICIPATED REPAYMENT DATE" has the meaning set forth in the Notes.

         "APPRAISAL" shall mean the appraisal of the Mortgaged Property and all supplemental reports or updates thereto previously delivered to Lender in connection with the Loans.

         "APPRAISER" shall mean the Person who prepared the Appraisal.

         "APPROVED MANAGER STANDARD" shall mean the standard of business operations, practices and procedures customarily employed by entities having a senior executive with at least seven (7) years' experience in the management of retail shopping centers which manage not less than 1,000,000 square feet, including, without limitation, certain retail shopping centers which contain more than 100,000 square feet.

         "ARCHITECT" shall have the meaning set forth in Section 3.04(b)(i) hereof.

         "ASSIGNMENT" shall mean the Assignment of Leases and Rents of even date herewith relating to the Mortgaged Property given by Borrower to Lender.

         "BANKRUPTCY CODE" shall mean 11 U.S.C. Section 101 et seq., as amended from time to time.

         "BORROWER" shall mean Borrower named herein and any successor to the obligations of Borrower.

         "BUSINESS DAY" shall mean any day other than (a) a Saturday or Sunday, or (b) a day on which banking and savings and loan institutions in the State of New York are authorized or obligated by law or executive order to be closed, or at any time during which the Loans are an asset of a securitization, the cities, states and/or commonwealths used in the comparable definition of "Business Day" in the securitization documents.

         "CLOSING DATE" shall mean the date of the Notes.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto.

         "CONDEMNATION PROCEEDS" shall mean all of the proceeds in respect of any Taking or purchase in lieu thereof.

         "CONTRACTUAL OBLIGATION" shall mean, as to any Person any agreement, instrument or undertaking to which such Person is a party or by which it or any of the property owned by it is bound.

         "DEBT" shall have the meaning set forth in the recitals hereto.

         "DEBT SERVICE" shall mean the amount of interest and principal payments due and payable in accordance with the Notes during an applicable period.

         "DEBT SERVICE COVERAGE" of the Mortgaged Property shall mean the quotient obtained by dividing Net Operating Income of the Mortgaged Property for the specified period by the sum of the (a) aggregate payments of interest, principal and all other sums due for such specified period under the Note identified with the Mortgaged Property (determined as of the date the calculation of Debt Service Coverage is required or requested hereunder) and (b) aggregate payments of interest, principal and all other sums due for such specified period pursuant to the terms of subordinate financing, if any, then affecting the Mortgaged Property or, if Debt Service Coverage is being calculated in connection with a request for consent to any subordinate financing, then proposed.

         "DEED OF TRUST" shall mean this Deed of Trust as originally executed or as it may hereafter from time to time be supplemented, amended, modified or extended by one or more indentures supplemental hereto.

         "DEED TRUSTEE" shall mean the Deed Trustee named herein and its successors or assigns.

         "DEFAULT" shall mean any Event of Default or event which would constitute an Event of Default if all requirements in connection therewith for the giving of notice, the lapse of time, and the happening of any further condition, event or act, had been satisfied.

         "DEFAULT RATE" shall mean the lesser of (a) the highest rate allowable at law and (b) five percent (5%) above the greater of (i) the interest rate set forth in the Notes and (ii) the rate announced by Morgan Guaranty Trust Company of New York as its "prime" rate as such rate may change from time to time.

         "DEFAULT RATE INTEREST" shall mean, to the extent the Default Rate becomes applicable, interest in excess of the interest which would have accrued on (a) the principal amounts of the Loans which are outstanding from time to time and (b) any accrued but unpaid interest, if the Default Rate was not applicable.

         "DEFEASANCE DEPOSIT" shall mean an amount equal to the total cost incurred or to be incurred in the purchase on behalf of Borrower of Federal Obligations necessary to meet the Scheduled Defeasance Payments.

         "DEVELOPMENT LAWS" shall mean all applicable subdivision, zoning, environmental protection, wetlands protection, or land use laws or ordinances, and any and all applicable rules and regulations of any Governmental Authority promulgated thereunder or related thereto.

         "ELIGIBLE ACCOUNT" shall mean a segregated account which is either (i) an account or accounts maintained with a depository institution or trust company, the long term unsecured debt obligations of which are rated by each of the Rating Agencies (or, if not rated by Duff & Phelps Credit Rating Co. ("DCR") or Fitch Investors Services L.P. ("FITCH"), otherwise acceptable to DCR or Fitch, as applicable, as confirmed in writing that such account would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any certificates issued in connection with a Securitization) in its highest rating category at all times or, if the funds in such account are to be held in such account for less than 30 days, the short term obligations of which are rated by each of the Rating Agencies (or, if not rated by DCR or Fitch, otherwise acceptable to DCR or Fitch, as applicable, as confirmed in writing that such account would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any certificates issued in connection with a Securitization) in its highest rating category at all times) or (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution is subject to regulations substantially similar to 12 C.F.R. Section 9.10(b), having in either case a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal and state authority, or otherwise acceptable (as evidenced by a written confirmation from each Rating Agency that such account would not, in and of itself, cause a downgrade, qualification or withdrawal of the then current ratings assigned to any certificates issued in connection with a Securitization) to each Rating Agency, which may be an account maintained by Lender or its agents. Eligible Accounts may bear interest. The title of each Eligible Account shall indicate that the funds held therein are held in trust for the uses and purposes set forth herein.

         "ENGINEER" shall have the meaning set forth in Section 3.04(b)(i) hereof.

         "ENVIRONMENTAL PROBLEM" shall mean any of the following:

         (a) the presence of any Hazardous Material on, in, under, or above all or any portion of the Mortgaged Property;

         (b) the release or threatened release of any Hazardous Material from or onto the Mortgaged Property;

         (c) the violation or threatened violation of any Environmental Statute with respect to the Mortgaged Property; or

         (d) the failure to obtain or to abide by the terms or conditions of any permit or approval required under any Environmental Statute with respect to the Mortgaged Property.

         A condition described above shall be an Environmental Problem regardless of whether or not any Governmental Authority has taken any action in connection with the condition and regardless of whether that condition was in existence on or before the date hereof.

         "ENVIRONMENTAL REPORT" shall mean collectively, the environmental audit reports for the Properties and any supplements or updates thereto, previously delivered to Lender in connection with the Loans or any previous financing.

         "ENVIRONMENTAL STATUTE" shall mean any federal, state or local statute, ordinance, rule or regulation, any judicial or administrative order (whether or not on consent) or judgment applicable to Borrower or the Mortgaged Property including, without limitation, any judgment or settlement based on common law theories, and any provisions or condition of any permit, license or other authorization binding on Borrower relating to (a) the protection of the environment, the safety and health of persons (including employees) or the public welfare from actual or potential exposure (or effects of exposure) to any actual or potential release, discharge, disposal or emission (whether past or present) of any Hazardous Materials or (b) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any Hazardous Materials, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. Section 9601 ET SEQ., the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Solid and Hazardous Waste Amendments of 1984, 42 U.S.C.
Section 6901 ET SEQ., the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. Section 1251, ET SEQ., the Toxic Substances Control Act of 1976, 15 U.S.C. Section 2601 ET SEQ., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 1101 ET SEQ., the Clean Air Act of 1966, as amended, 42 U.S.C. Section 7401 ET SEQ., the National Environmental Policy Act of 1975, 42 U.S.C. Section 4321, the Rivers and Harbours Act of 1899, 33 U.S.C. Section 401 ET SEQ., the Endangered Species Act of 1973, as amended, 16 U.S.C. Section 1531 ET SEQ., the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. Section 651 ET SEQ., and the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. Section 300(f) ET SEQ., and all rules, regulations and guidance documents promulgated or published thereunder.

         "EQUIPMENT" shall have the meaning set forth in granting clause (d) of this Deed of Trust.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Deed of Trust and, as of the relevant date, any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

         "ERISA AFFILIATE" shall mean any corporation or trade or business that is a member of any group of organizations (a) described in Section 414(b) or (c) of the Code of which Borrower or Guarantor is a member and (b) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and
Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which Borrower or Guarantor is a member.

         "EVENT OF DEFAULT" shall have the meaning set forth in Section 13.01 hereof.

         "FEDERAL OBLIGATIONS" shall mean non-callable direct obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States of America or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States of America as chosen by Borrower.

         "FISCAL YEAR" shall mean the twelve month period commencing on January 1 and ending on December 31 during each year of the term of this Deed of Trust, or such other fiscal year of Borrower as Borrower may select from time to time.

         "FIXTURES" shall have the meaning set forth in granting clause (d) of this Deed of Trust.

         "GAAP" shall mean generally accepted accounting principles in the United States of America, as of the date of the applicable financial report, consistently applied.

         "GENERAL PARTNER" shall mean, if Borrower is a partnership, each general partner of Borrower and, if applicable, each general partner of such general partner and if Borrower is a limited liability company, the corporate manager of Borrower.

         "GOVERNMENTAL AUTHORITY" shall mean, with respect to any Person, any federal or State government or other political subdivision thereof and any entity, including any regulatory or administrative authority or court, exercising executive, legislative, judicial, regulatory or administrative or quasi-administrative functions of or pertaining to government, and any arbitration board or tribunal, in each case having jurisdiction over such applicable Person or such Person's property.

         "GUARANTOR" shall mean any Person guaranteeing, in whole or in part, the obligations of Borrower under the Loan Documents.

         "HAZARDOUS MATERIAL" shall mean any flammable, explosive or radioactive materials, hazardous materials or wastes, hazardous or toxic substances, pollutants or related materials, asbestos or any material containing asbestos, or any other substance or material as defined in or regulated by any Environmental Statutes.

         "IMPOSITIONS" shall mean all taxes (including, without limitation, all real estate, ad valorem, sales (including those imposed on lease rentals), use, single business, gross receipts, value added, intangible, transaction, privilege or license or similar taxes), assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not commenced or completed within the term of this Deed of Trust), ground rents, water, sewer or other rents and charges, excises, levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Mortgaged Property and/or any Rent (including all interest and penalties thereon), which at any time prior to, during or in respect of the term hereof is assessed or is a lien upon (a) Borrower (including, without limitation, all franchise, single business or other taxes imposed on Borrower for the privilege of doing business in the jurisdiction in which the Mortgaged Property or any other collateral delivered or pledged to Lender in connection with the Loans is located) or Lender, (b) the Mortgaged Property or any part thereof or any Rent therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Mortgaged Property, or any part thereof, or the leasing or use of the Mortgaged Property, or any part thereof, or the acquisition or financing of the acquisition of the Mortgaged Property, or any part thereof, by Borrower.

         "IMPROVEMENTS" shall have the meaning set forth in the granting clause
(b) of this Deed of Trust.

         "INDEPENDENT" shall mean, when used with respect to any Person, a Person who (a) is in fact independent, (b) does not have any direct financial interest or any material indirect financial interest in Borrower, or in any Affiliate of Borrower or any constituent partner, shareholder, member or Lender of Borrower and (c) is not connected with Borrower or any Affiliate of Borrower or any constituent partner, shareholder, member or Lender of Borrower as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be provided, such opinion or certificate shall state that the Person executing the same has read this definition and is Independent within the meaning hereof.

         "INITIAL ALLOCATED LOAN AMOUNT" shall mean the portion of the Loan Amounts allocated to each Property as set forth on Exhibit C annexed hereto and made a part hereof.

         "INSTITUTIONAL LENDER" shall mean any of the following Persons: (a) any bank, savings and loan association, savings institution, trust company or national banking association, acting for its own account or in a fiduciary capacity, (b) any charitable foundation, (c) any insurance company or pension and/or annuity company, (d) any fraternal benefit society, (e) any pension, retirement or profit sharing trust or fund within the meaning of Title I of ERISA or for which any bank, trust company, national banking association or investment adviser registered under the Investment Advisers Act of 1940, as amended, is acting as trustee or agent, (f) any investment company or business development company, as defined in the Investment Company Act of 1940, as amended, (g) any small business investment company licensed under the Small Business Investment Act of 1958, as amended, (h) any broker or dealer registered under the Securities and Exchange Act of 1934, or any investment adviser registered under the Investment Adviser Act of 1940, as amended, (i) any government, any public employees' pension or retirement system, or any other government agency supervising the investment of public funds, or (j) any other entity all of the equity owners of which are Institutional Lenders; provided that each of said Persons shall have net assets equal to or greater than $500,000,000, be in the business of making commercial mortgage loans, secured by properties of like type, size and value as the Mortgaged Property and have a long term credit rating which is not less than A (or its equivalent) from the Rating Agency.

         "INSURANCE PROCEEDS" shall mean all of the proceeds received under the insurance policies required to be maintained by Borrower pursuant to Article III hereof.

         "INSURANCE REQUIREMENTS" shall mean all terms of any insurance policy required by this Deed of Trust, all requirements of the issuer of any such policy, and all regulations and then current standards applicable to or affecting the Mortgaged Property or any use or condition thereof.

         "LATE CHARGE" shall have the meaning set forth in Section 13.09 hereof.

         "LEASES" shall have the meaning set forth in granting clause (f) of this Deed of Trust.

         "LEGAL REQUIREMENT" shall mean as to any Person, the certificate of incorporation, by-laws, certificate of limited partnership, agreement of limited partnership or other organization or governing documents of such Person, and any law, statute, order, ordinance, judgement, decree, injunction, treaty, rule or regulation (including, without limitation, Environmental Statutes, Development Laws and Use Requirements) or determination of an arbitrator or a court or other Governmental Authority.

         "LENDER" shall mean the Lender named herein and its successors or assigns.

         "LOANS" shall have the meaning set forth in the Recitals hereto.

         "LOAN AMOUNTS" shall have the meaning set forth in the Recitals hereto.

         "LOAN DOCUMENTS" shall mean this Deed of Trust, any other Security Instrument, the Notes, the Assignment, and any and all other agreements, instruments, certificates or documents executed and delivered by Borrower or any Affiliate of Borrower in connection with the Loans.

         "LOSS PROCEEDS" shall mean, collectively, all Insurance Proceeds and all Condemnation Proceeds as defined herein, or as the context shall require, any other Security Instruments.

         "MAJOR SPACE LEASE" shall mean any Space Lease of a tenant or Affiliate of such tenant where such tenant or such Affiliate leases, in the aggregate, ten percent (10%) or more of the Total GLA.

         "MANAGEMENT AGREEMENT" shall have the meaning set forth in Section
7.02 hereof.

         "MANAGER" shall mean the Person, other than Borrower, which manages the Mortgaged Property on behalf of Borrower.

         "MANAGER CERTIFICATION" shall have the meaning set forth in Section
2.09 hereof.

         "MATERIAL ADVERSE EFFECT" shall mean any event or condition that has a material adverse effect on (a) the Mortgaged Property, (b) the business, profits or condition (financial or otherwise) of Borrower, (c) the enforceability, validity, perfection or priority of the lien of any Loan Document or (d) the ability of Borrower to perform any obligations under any Loan Document.

         "MONTHLY DEBT SERVICE PAYMENT" shall mean a monthly payment of principal in an amount equal to that which is required to fully amortize the Loans based upon a twenty-five (25) year amortization schedule of level payments of principal and interest.

         "MORTGAGED PROPERTY" shall have the meaning set forth in the granting clauses of this Deed of Trust.

         "MULTI-EMPLOYER PLAN" shall mean a multi-employer plan defined as such in Section 3(37) of ERISA to which during the five-year period ended prior to the date of this Mortgage, contributions have been, or were required to have been, made by Borrower, Guarantor or any ERISA Affiliate and which is covered by Title IV of ERISA.

         "NET OPERATING INCOME" shall mean in each Fiscal Year or portion thereof during the term hereof, Operating Income less Operating Expenses.

         "NET PROCEEDS" shall mean the excess of (i)(x) the purchase price (at foreclosure or otherwise) actually received by Lender with respect to the Property as a result of the exercise by Lender of its rights, powers, privileges and other remedies after the occurrence of an Event of Default hereunder or under any other Security Instrument, or (y) in the event that Lender (or Lender's nominee) is the purchaser at foreclosure by credit bid, then the amount of such credit bid, in either case, over (ii) all costs and expenses, including, without limitation, all attorneys' fees and disbursements and any brokerage fees, if applicable, incurred by Lender in connection with the exercise of such remedies, including the sale of such Property after a foreclosure against the Property.

         "NOTES" shall have the meaning set forth in the recitals hereof.

         "OFFICER'S CERTIFICATE" shall mean a certificate delivered to Lender by Borrower which is signed on behalf of Borrower by an authorized representative of Borrower which states that the items set forth in such certificate are true, accurate and complete in all respects.

         "OPERATING EXPENSES" shall mean, in each Fiscal Year or portion thereof during the term hereof, all expenses directly attributable to the operation, repair and/or maintenance of the Mortgaged Property including, without limitation, Impositions, insurance premiums, management fees and costs attributable to the operation, repair and maintenance of the systems for heating, ventilating and air conditioning the Improvements and actually paid for by Borrower. Operating Expenses shall not include interest, principal and premium, if any, due under the Notes or otherwise in connection with the Debt, income taxes, extraordinary capital improvements costs, or any non-cash charge or expense such as depreciation or amortization.

         "OPERATING INCOME" shall mean, in each Fiscal Year or portion thereof during the term hereof, all revenue derived by Borrower arising from the Mortgaged Property including, without limitation, rental revenues (whether denominated as basic rent, additional rent, escalation payments, electrical payments or otherwise) and other fees and charges payable pursuant to Leases or otherwise in connection with the Mortgaged Property, and business interruption, rent or other similar insurance proceeds. Operating Income shall not include (a) Insurance Proceeds (other than proceeds of rent, business interruption or other similar insurance allocable to the applicable period) and Condemnation Proceeds (other than Condemnation Proceeds arising from a temporary taking or the use and occupancy of all or part of the applicable Mortgaged Property allocable to the applicable period), or interest accrued on such Condemnation Proceeds, (b) proceeds of any financing, (c) proceeds of any sale, exchange or transfer of the Mortgaged Property or any part thereof or interest therein, (d) capital contributions or loans to Borrower or an Affiliate of Borrower, (e) any item of income otherwise includable in Operating Income but paid directly by any tenant to a Person other than Borrower except for real estate taxes paid directly to any taxing authority by any tenant, (f) any other extraordinary, nonrecurring revenues, (g) Rent paid by or on behalf of any lessee under a Space Lease which is the subject of any proceeding or action relating to its bankruptcy, reorganization or other arrangement pursuant to federal bankruptcy law or any similar federal or state law or which has been adjudicated a bankrupt or insolvent unless such Space Lease has been affirmed by the trustee in such proceeding or action, (h) Rent paid by or on behalf of any lessee under a Space Lease the demised premises of which are not occupied either by such lessee or by a sublessee thereof (i) Rent paid by or on behalf of any lessee under a Space Lease in whole or partial consideration for the termination of any Space Lease, or (j) sales tax rebates from any Governmental Authority.

         "PAD OWNERS" shall mean any owner of any fee interest in property contiguous to or surrounded by the Mortgaged Property who has entered into or is subject to a reciprocal easement agreement or other agreement or agreements with Borrower either (a) in connection with an existing or potential improvement on such property or (b) relating to or affecting the Mortgaged Property.

         "PAYMENT DATE" shall mean, with respect to each month, the first (1st) calendar day in such month, or if such day is not a Business Day, the next following Business Day.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation established under ERISA, or any successor thereto.

         "PERMITTED ENCUMBRANCES" shall have the meaning set forth in Section 2.05(a) hereof.

         "PERSON" shall mean any individual, corporation, limited liability company, partnership, joint venture, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

         "PLAN" shall mean an employee benefit or other plan established or maintained by Borrower, Guarantor or any ERISA Affiliate during the five-year period ended prior to the date of this Deed of Trust or to which Borrower, Guarantor or any ERISA Affiliate makes, is obligated to make or has, within the five year period ended prior to the date of this Deed of Trust, been required to make contributions (whether or not covered by Title IV of ERISA or Section 302 of ERISA or Section 401(a) or 412 of the Code), other than a Multi-employer Plan.

         "PREMISES" shall have the meaning set forth in granting clause (a) of this Deed of Trust.

         "PRINCIPAL AMOUNTS" shall mean the Loan Amounts as such amount may be reduced from time to time pursuant to the terms of this Mortgage, the Notes or the other Loan Documents.

         "PRINCIPAL PAYMENTS" shall mean all payments of principal made pursuant to the terms of the Notes.

         "PROPERTY" shall mean the Mortgaged Property and each parcel or parcels of real property encumbered by a Security Instrument as identified on Exhibit C attached hereto and made a part hereof.

         "PROPERTY AGREEMENTS" shall mean all agreements, grants of easements and/or rights-of-way, reciprocal easement agreements, permits, declarations of covenants, conditions and restrictions, disposition and development agreements, planned unit development agreements, management or parking agreements, party wall agreements or other instruments affecting the Mortgaged Property, including, without limitation any Pad Owners, but not including any brokerage agreements, management agreements, service contracts, Space Leases or the Loan Documents.

         "RATING AGENCY" shall mean Standard & Poor's Rating Group, a division of McGraw Hill, Inc. ("STANDARD & POOR'S"), Fitch Investors Services, L.P. ("FITCH"), Moody's Investors Service, Inc. ("MOODY'S"), and Duff & Phelps Credit Rating Co., collectively, and any successor to any of them; PROVIDED, HOWEVER, that at any time after a Securitization, "Rating Agency" shall mean those of the foregoing rating agencies that from time to time rate the securities issued in connection with such Securitization.

         "REALTY" shall have the meaning set forth in Section 2.05(b) hereof.

         "RENT" shall have the meaning set forth in granting clause (f) of this Deed of Trust.

         "RENT ROLL" shall have the meaning set forth in Section 2.05(o) hereof.

         "REQUIRED DEBT SERVICE COVERAGE" shall mean (i) for each Property, a Debt Service Coverage: (a) Traverse City - 1.45, (b) Gretna - 1.42, and (c) Sealy - 1.62, and (ii) an Aggregate Debt Service Coverage of not less than the weighed average of the foregoing amounts for each Property (weighted on the basis of Allocated Loan Amounts).

         "RETENTION AMOUNT" shall have the meaning set forth in Section 3.04(b)(vii) hereof.

         "SCHEDULED DEFEASANCE PAYMENTS" shall mean:

         (a) with respect to a defeasance of the Loans in whole, payments on or prior to, but as close as possible to (i) each scheduled Payment Date, after the date of defeasance and through and including the Anticipated Repayment Date, upon which interest payments or interest and Principal Payments are required under the Loan Documents and in amounts equal to the scheduled payments due on such dates under the Loan Documents and (ii) the Anticipated Repayment Date, of the Principal Amounts and any accrued and unpaid interest thereon; or

         (b) with respect to any defeasance of individual Loan payments, on or prior to, but as close as possible to, (i) each scheduled Payment Date after the date of defeasance through and including the Anticipated Repayment Date, of the monthly installments of principal and interest due on the applicable Note and
(ii) the Anticipated Repayment Date, of the unpaid portion of the amount of the applicable Loan Amount so defeased and any accrued and unpaid interest thereon.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as the same shall be amended from time to time.

         "SECURITY INSTRUMENTS" shall mean collectively each mortgage, deed of trust, deed to secure debt, security agreement, assignment of rents and fixture filings as originally executed or as same may hereafter from time to time be supplemented, amended, modified or extended by one or more indentures supplemental thereto granted by Borrower to Lender as security for the Notes.

         "SECURITIZATION" shall mean a public or private offering of securities by Lender or any of its Affiliates or their respective successors and assigns which are collateralized, in whole or in part, by this Deed of Trust and the other Loan Documents.

         "SECURITY AGREEMENT" shall have the meaning set forth in Section
15.01 hereof.

         "SINGLE PURPOSE ENTITY" shall mean a corporation, partnership, joint venture, limited liability company, trust or unincorporated association, which is formed or organized solely for the purpose of holding, directly, an ownership interest in the Property, does not engage in any business unrelated to the Property, does not have any assets other than those related to its interest in the Property or any indebtedness other than as permitted by this Deed of Trust or the other Loan Documents, has its own separate books and records and has its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person, and holds itself out as being a Person, separate and apart from any other Person and which otherwise satisfies the criteria of the Rating Agency, as in effect on the Closing Date, for a special-purpose bankruptcy remote entity. Borrower agrees that it shall at all times have a corporate managing member which is a Single Purpose Entity, which corporate managing member shall have at least one director that is "independent" as defined in the articles of incorporation of such managing member.

         "SOLVENT" shall mean, as to any Person, that (a) the sum of the assets of such Person, at a fair valuation, exceeds its liabilities, including contingent liabilities, (b) such Person has sufficient capital with which to conduct its business as presently conducted and as proposed to be conducted and
(c) such Person has not incurred debts, and does not intend to incur debts, beyond its ability to pay such debts as they mature. For purposes of this definition, "DEBT" means any liability on a claim, and "CLAIM" means (a) a right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (b) a right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured. With respect to any such contingent liabilities, such liabilities shall be computed in accordance with GAAP at the amount which, in light of all the facts and circumstances existing at the time, represents the amount which can reasonably be expected to become an actual or matured liability.

         "SPACE LEASES" shall mean any Lease or sublease thereunder (including, without limitation, any Major Space Lease) or any other agreement providing for the use and occupancy of a portion of the Mortgaged Property as the same may be amended, renewed or supplemented.

         "STATE" shall mean any of the states which are members of the United States of America.

         "SUBSTANTIAL CASUALTY" shall have the meaning set forth in Section
3.04 hereof.

         "TAKING" shall mean a condemnation or taking pursuant to the lawful exercise of the power of eminent domain.

         "TOTAL GLA" shall mean the total gross leasable area of the Mortgaged Property, including all Space Leases.

         "TRANSFER" shall mean the conveyance, assignment, sale, mortgaging, encumbrance, pledging, hypothecation, granting of a security interest in, granting of options with respect to, or other disposition of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) all or any portion of any legal or beneficial interest (a) in all or any portion of the Mortgaged Property; (b) if Borrower or, if Borrower is a partnership or limited liability company, any General Partner, is a corporation, in the stock of Borrower or any General Partner; (c) in Borrower (or any trust of which Borrower is a trustee); or (d) if Borrower is a limited or general partnership, limited liability company, joint venture, trust, nominee trust, tenancy in common or other unincorporated form of business association or form of ownership interest, in any Person having a direct legal or beneficial ownership in Borrower, excluding any legal or beneficial interest in any constituent limited partner or nonmanaging member of Borrower, but including any legal or beneficial interest in any General Partner and shall also include, without limitation to the foregoing, the following: an installment sales agreement wherein Borrower agrees to sell the Mortgaged Property or any part thereof or any interest therein for a price to be paid in installments; an agreement by Borrower leasing all or a substantial part of the Mortgaged Property to one or more Persons pursuant to a single or related transactions, or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rent; any instrument subjecting the Mortgaged Property to a condominium regime or transferring ownership to a cooperative corporation; and the dissolution or termination of Borrower or the merger or consolidation of Borrower with any other Person. Notwithstanding the foregoing, a transfer of legal or beneficial interest in the Borrower shall not constitute a Transfer provided that any member which as of the Closing Date holds in excess of 51% of the legal and beneficial interest in Borrower retains 51% or more of the legal and beneficial interest in Borrower.

         "TREASURY CONSTANT MATURITY YIELD INDEX" shall mean the average yield for "This Week" as reported by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519).

         "UCC" shall mean the Uniform Commercial Code as in effect in the State in which the Mortgaged Property is located.

         "UNSCHEDULED PAYMENTS" shall mean (a) all Loss Proceeds that Borrower is required to apply to the repayment of the Debt pursuant to this Deed of Trust, the Notes or any other Loan Documents, (b) any funds representing a voluntary or involuntary principal prepayment other than scheduled Principal Payments, and (c) any Net Proceeds.

         "USE REQUIREMENTS" shall mean any and all building codes, permits, certificates of occupancy or compliance, laws, regulations, or ordinances (including, without limitation, health, pollution, fire protection, medical and day-care facilities, waste product and sewage disposal regulations), restrictions of record, easements, reciprocal easements, declarations or other agreements affecting the use of the Mortgaged Property or any part thereof.

         "WELFARE PLAN" shall mean an employee welfare benefit plan as defined in Section 3(1) of ERISA established or maintained by Borrower, Guarantor or any ERISA Affiliate or that covers any current or former employee of Borrower, Guarantor or any ERISA Affiliate.

         "WORK" shall have the meaning set forth in Section 3.04(a)(i) hereof.

         "YIELD MAINTENANCE PREMIUM" shall mean the premium which shall be the product of (a) a fraction, the numerator of which is the positive excess, if any, of (i) the present value of all future payments of principal and interest on the Principal Amounts, including the principal amount due at maturity, to be made on the Notes before the prepayment in question, discounted at an interest rate per annum equal to the Treasury Constant Maturity Yield Index published during the second full week preceding the date on which such premium is payable for instruments having a maturity coterminous with the remaining term of the Notes, over (ii) the Principal Amounts immediately before such prepayment, and the denominator of which is the Principal Amounts immediately prior to the prepayment, and (b) the Principal Amounts being prepaid; PROVIDED, HOWEVER, that if there is no Treasury Constant Maturity Yield Index for instruments having a maturity coterminous with the remaining term of the Notes, then the index referred to in (1) above shall be equal to the weighted average yield to maturity of the Treasury Constant Maturity Yield Indices with maturities next longer and shorter than such remaining average life to maturity, calculated by averaging (and rounding upward to the nearest whole multiple of 1/100 of 1% per annum, if the average is not such a multiple) the yields of the relevant Treasury Constant Maturity Yield Indices (rounded, if necessary, to the nearest 1/100 of 1% with any figure of 1/200 of 1% or above rounded upward).

                                   ARTICLE II
              COVENANTS, WARRANTIES AND REPRESENTATIONS OF BORROWER

         Section 2.01 PAYMENT OF DEBT. Borrower will pay the Debt at the time and in the manner provided in the Notes and the other Loan Documents, all in lawful money of the United States of America in immediately available funds.

         Section 2.02 REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower represents and warrants to Lender as of the Closing Date or such other date as is set forth below:

                  (a) ORGANIZATION AND AUTHORITY. Borrower (i) is a limited liability company, general partnership, limited partnership or corporation, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (ii) has all requisite power and authority and all necessary licenses and permits to own and operate the Mortgaged Property and to carry on its business as now conducted and as presently proposed to be conducted and (iii) is duly qualified, authorized to do business and in good standing in the jurisdiction where the Mortgaged Property is located and in each other jurisdiction where the conduct of its business or the nature of its activities makes such qualification necessary except where the failure to be so qualified would not have a Material Adverse Effect. If Borrower is a limited liability company, limited partnership or general partnership, each general partner or managing member, as applicable, of Borrower which is a corporation is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

                  (b) POWER. Borrower and, if applicable, each General Partner has full power and authority to execute, deliver and perform, as applicable, the Loan Documents to which it is a party, to make the borrowings thereunder, to execute and deliver the Notes and to grant to Lender a first, prior, perfected and continuing lien on and security interest in the Mortgaged Property, subject only to the Permitted Encumbrances.

                  (c) AUTHORIZATION OF BORROWING. The execution, delivery and performance of the Loan Documents to which Borrower is a party, the making of the borrowings thereunder, the execution and delivery of the Notes, the grant of the liens on the Mortgaged Property pursuant to the Loan Documents to which Borrower is a party and the consummation of the Loans are within the powers of Borrower and have been duly authorized by Borrower and, if applicable, the General Partners, by all requisite action (and Borrower hereby represents that no approval or action of any member, limited partner or shareholder, as applicable, of Borrower is required to authorize any of the Loan Documents to which Borrower is a party) and will constitute the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their terms, except as enforcement may be stayed or limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in proceedings at law or in equity) and will not (i) violate any provision of its partnership agreement or partnership certificate or certificate of incorporation or by-laws or articles of organization, as applicable, or, to its knowledge, any law, judgment, order, rule or regulation of any court, panel or other Governmental Authority, domestic or foreign, binding upon Borrower or the Mortgaged Property, or (ii) violate any provision of any indenture, agreement, mortgage, contract or other instrument to which Borrower or, if applicable, any General Partner is a party or by which any of their respective property, assets or revenues are bound, or be in conflict with, result in an acceleration of any obligation or a breach of or constitute (with notice or lapse of time or both) default or require any payment or prepayment under, any such indenture, agreement, mortgage, contract or other instrument except where such breach or default would not result in a Material Adverse Effect, or (iii) result in the creation or imposition of any lien, except those in favor of Lender as provided in the Loan Documents to which it is a party.

                  (d) CONSENT. Neither Borrower nor, if applicable, any General Partner, is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any Governmental Authority or other agency in connection with or as a condition to the execution, delivery or performance of this Deed of Trust, the Notes or the other Loan Documents which has not been so obtained or filed.

                  (e) INTEREST RATE. The rate of interest paid under the Notes and the method and manner of the calculation thereof do not violate any usury or other law or applicable Legal Requirement.

                  (f) OTHER AGREEMENTS. Neither Borrower nor, if applicable, any General Partner, is in violation of its organizational documents or any agreement or instrument by which it is bound, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or Governmental Authority, or any Legal Requirement, in each case, applicable to Borrower or the Mortgaged Property, except for such violations that would not, individually or in the aggregate, have a Material Adverse Effect.

                  (g) SINGLE PURPOSE ENTITY. Borrower covenants and agrees that it has not and shall not, and agrees that its SPE corporate managing member (the "PRINCIPAL"), shall not:

                                  (i)  (A) with respect to Borrower, engage
in any business or activity other than the acquisition, ownership, operation and maintenance of the Property, and activities incidental thereto, and (B) with respect to Principal, engage in any business or activity other than the ownership of an interest in Borrower, and activities incidental thereto, including the management of the Property;

                                 (ii)  with respect to Borrower, acquire or
own any material asset other than (A) the Property, and (B) such incidental personal property as may be necessary for the operation of the Property and with respect to Principal, acquire or own any material asset other than (A) its membership interest in the Borrower, and (B) such incidental personal property necessary for the ownership of such membership interest;

                                (iii)  merge into or consolidate with any
person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case Lender's consent;

                                 (iv)  fail to preserve its existence as an
entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, or without the prior written consent of Lender, amend, modify, terminate or fail to comply with the provisions of Borrower's Articles of Organization, Operating Agreement or similar organizational documents, as the case may be, or of Principal's Articles or Certificate of Incorporation, By-laws or similar organizational documents, as the case may be, whichever is applicable;

                                  (v)  own any subsidiary or make any
investment in or acquire the obligations or securities of any other person or entity without the consent of Lender;

                                 (vi)  commingle its assets with the assets
of any of its principal(s), affiliates, or of any other person or entity;

                                (vii)  with respect to Borrower, incur any
debt, secured or unsecured (including guaranteeing any obligation), other than the Debt, except as otherwise permitted herein and unsecured trade and operational debt incurred with trade creditors in the ordinary course of its business of owning and operating the Property in such amounts as are normal and reasonable under the circumstances, provided that such debt is not evidenced by a note and is paid when due and provided in any event the outstanding principal balance of such debt shall not exceed at any one time two percent (2%) of the outstanding Debt; and with respect to Principal, incur any debt, secured or unsecured (including guaranteeing any obligation);

                               (viii)  fail to pay its debts and liabilities
from its assets as the same shall become due to the extent such assets are available from the ownership and operation of the Property;

                                 (ix)  fail to maintain its records, books of
account and bank accounts separate and apart from those of the general partners, members, principals and Affiliates of Borrower or of Principal, as the case may be, the Affiliates of a general partner or member of Borrower or of Principal, as the case may be, and any other person or entity;

                                  (x)  except for the Management Agreement
and office leases to Affiliates in place as of the date hereof and disclosed to Lender, enter into any contract or agreement with any general partner, member, principal or affiliate of Borrower or of Principal, as the case may be, any Guarantor, or any general partner, member, principal or affiliate thereof, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any general partner, member, principal or affiliate of Borrower or Principal, as the case may be, Guarantor or any general partner, member, principal or Affiliate thereof;

                                 (xi)  seek the dissolution or winding up in
whole, or in part, of Borrower or Principal, as the case may be;

                                (xii)  fail to correct any known
misunderstandings regarding the separate identity of Borrower or Principal, as the case may be;

                               (xiii)  hold itself out to be responsible (or
pledge its assets as security) for the debts of another person;

                                (xiv)  make any loans or advances to any
third party, including any general partner, member, principal or Affiliate of Borrower or of Principal, as the case may be, or any general partner, member, principal or affiliate thereof;

                                 (xv)  fail to file its own tax returns
(provided Principal may file as part of a consolidated return) or to use separate stationary, invoices and checks;

                                (xvi)  fail either to hold itself out to the
public as a legal entity separate and distinct from any other entity or person or to conduct its business solely in its own name in order not (i) to mislead others as to the identity with which such other party is transacting business, or (ii) to suggest that Borrower or Principal, as the case may be, is responsible for the debts of any third party (including any general partner, member, principal or Affiliate of Borrower or of Principal, as the case may be, or any general partner, member, principal or Affiliate thereof);

                               (xvii)  fail to allocate fairly and reasonably
among Borrower and any third party (including, without limitation, Principal and Guarantor) any overhead for shared office space;

                              (xviii)  fail to pay the salaries of its own
employees and maintain a sufficient number of employees for its contemplated business operations to the extent income is available from the ownership and operation of the Property;

                                (xix)  fail to maintain adequate capital for
the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations to the extent income is available from the ownership and operation of the Property;

                                 (xx)  file a voluntary petition or otherwise
initiate proceedings to have the Borrower or the Principal adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Borrower or the Principal, or file a petition seeking or consenting to reorganization or relief of the Borrower or the Principal as debtor under any applicable federal or state law relating to bankruptcy, insolvency, or other relief for debtors with respect to the Borrower or the Principal; or seek or consent to the appointment of any trustee, receiver, conservator, assignee, sequestrator, custodian, liquidator (or other similar official) of the Borrower or the Principal or of all or any substantial part of the properties and assets of the Borrower or the Principal, or make any general assignment for the benefit of creditors of the Borrower or the Principal, or declare or effect a moratorium on the Borrower or the Principal debt or take any action in furtherance of any such action;

                                (xxi)  share any common logo with or hold
itself out as or be considered as a department or division of (A) any general partner, principal, member or affiliate of Borrower or of Principal, as the case may be, (B) any affiliate of a general partner of Borrower or of Principal, as the case may be, or (C) any other person or entity;

                               (xxii)  fail to conduct its business so that
the assumptions made with respect to the Borrower and Principal in that certain "substantive non-consolidation" opinion letter (the "INSOLVENCY OPINION") delivered by Winston & Strawn in connection with the origination of the Loans shall be true and correct in all respects;

                              (xxiii)  with respect to Principal, fail at any
time to have at least one (1) independent director who is not at the time of initial appointment and has not been at any time during the preceding five
(5) years: (A) a stockholder, director, officer, employee or member of the

Borrower, the Principal or any Affiliate of either of them; (B) other than with respect to CT Corporation Systems Corp., a customer, supplier or other person who purchases any goods or services from or derives any revenues from its activities with the Borrower, the Principal or any Affiliate of either of them;
(C) a person or other entity controlling or under common control with any such stockholder, member, customer, supplier or other person; (D) an attorney or counsel to the Borrower, the Principal or any of their Affiliates or (E) a member of the immediate family of any such stockholder, director, officer, employee, member, customer, supplier or other person; or

                               (xxiv)  fail to prepare and maintain financial
records and accounts of each of the Borrower and Principal in accordance with generally accepted accounting principles and susceptible to audit or fail to cause any consolidated financial statements of which the Borrower or Principal is a part to certain footnotes or other information to the effect that the Mortgaged Property is owned by the Borrower and that any property owned by Principal is owned by Principal and is not available to pay creditors of any other member of the consolidated group;

                                (xxv)  fail to conduct its business so as to
avoid or to correct any misunderstanding on the part of any creditor concerning the fact that any invoices and other statements of account from creditors of the Borrower are to be addressed and mailed directly to the Borrower;

                               (xxvi)  transfer assets between the Borrower
and any Affiliate thereof without reasonably equivalent value or with the intent to hinder, delay or defraud creditors;

                              (xxvii)  fail to conduct its business so as to
avoid or correct any misunderstanding on the part of any creditor who provides any loan or extension of credit to any Affiliate other than Borrower concerning the fact that no Affiliate owns the Mortgaged Property or any other asset of the Borrower; or

                             (xxviii)  make any representations by Borrower
or Principal that the assets or credit worthiness of any Affiliate thereof are or will be available for the payment of its liabilities, or permit any representations to be made by any Affiliate thereof that its assets or credit worthiness are or will be available for the payment of liabilities of such Affiliate.

                  (h) NO DEFAULTS. No Default or Event of Default has occurred and is continuing or would occur as a result of the consummation of the transactions contemplated by the Loan Documents. Borrower is not in default in the payment or performance of any of its Contractual Obligations in any material respect.

                  (i) GOVERNMENTAL CONSENTS AND APPROVALS. Borrower and, if applicable, each General Partner, have obtained or made all necessary (i) consents, approvals and authorizations, and registrations and filings of or with all Governmental Authorities and (ii) consents, approvals, waivers and notifications of partners, stockholders, creditors, lessors and other nongovernmental Persons, in each case, which are required to be obtained or made by Borrower or, if applicable, the General Partner, in connection with the execution and delivery of, and the performance by Borrower of its obligations under, the Loan Documents.

                  (j) INVESTMENT COMPANY ACT STATUS. Borrower is not an "investment company," or a company "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                  (k) COMPLIANCE WITH LAW. Borrower is in compliance in all material respects with all Legal Requirements to which it or the Mortgaged Property is subject, including, without limitation, all Environmental Statutes, the Occupational Safety and Health Act of 1970, the Americans with Disabilities Act and ERISA. No portion of the Mortgaged Property has been or will be purchased, improved, fixtured, equipped or furnished with proceeds of any illegal activity.

                  (l) FINANCIAL INFORMATION. All financial data that has been delivered by Borrower to Lender (i) is true, complete and correct in all material respects, (ii) accurately represents the financial condition and results of operations of the Persons covered thereby as of the date on which the same shall have been furnished, and (iii) has been prepared in accordance with GAAP (or such other accounting basis as is reasonably acceptable to Lender) throughout the periods covered. As of the date hereof, neither Borrower nor, if applicable, any General Partner, has any material contingent liability, liability for taxes or other unusual or forward commitment not reflected in such financial statements delivered to Lender; since the date of the last financial statements delivered by Borrower to Lender except as otherwise disclosed in such financial statements or notes thereto, there has been no change in the assets, liabilities or financial position of Borrower nor, if applicable, any General Partner, or in the results of operations of Borrower which would have a Material Adverse Effect. Neither Borrower nor, if applicable, any General Partner, has incurred any obligation or liability, contingent or otherwise not reflected in such financial statements which would have a Material Adverse Effect.

                  (m) TRANSACTION BROKERAGE FEES. Borrower has not dealt with any financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Deed of Trust except for Lender and its Affiliates. All brokerage fees, commissions and other expenses payable in connection with the transactions contemplated by the Loan Documents have been paid in full contemporaneously with the execution of the Loan Documents and the funding of the Loans. Borrower hereby agrees to indemnify and hold Lender harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from (i) a claim by any Person that such Person acted on behalf of Borrower in connection with the transactions contemplated herein or (ii) any breach of the foregoing representation. The provisions of this subsection (m) shall survive the repayment of the Debt.

                  (n) FEDERAL RESERVE REGULATIONS. No part of the proceeds of the Loans will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulations G, T, U or X or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of the Loan Documents.

                  (o) PENDING LITIGATION. There are no actions, suits or proceedings pending or, to the best knowledge of Borrower, threatened against or affecting Borrower or the Mortgaged Property in any court or before any Governmental Authority which if adversely determined either individually or collectively has or is reasonably likely to have a Material Adverse Effect.

                  (p) SOLVENCY; NO BANKRUPTCY. Each of Borrower and, if applicable, the General Partner, (i) is and has at all times been Solvent and will be Solvent immediately upon the consummation of the transactions contemplated by the Loan Documents and (ii) is free from bankruptcy, reorganization or arrangement proceedings or a general assignment for the benefit of creditors and is not contemplating the filing of a petition under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of such Person's assets or property and Borrower has no knowledge of any Person contemplating the filing of any such petition against it or, if applicable, the General Partner. None of the transactions contemplated hereby will be or have been made with an intent to hinder, delay or defraud any present or future creditors of Borrower and Borrower has received reasonably equivalent value in exchange for its obligations under the Loan Documents. Borrower's assets do not, and immediately upon consummation of the transaction contemplated in the Loan Documents will not, constitute unreasonably small capital to carry out its business as presently conducted or as proposed to be conducted. Borrower does not intend to, nor believe that it will, incur debts and liabilities beyond its ability to pay such debts as they may mature.

                  (q) USE OF PROCEEDS. The proceeds of the Loans shall be applied by Borrower to, INTER ALIA, (i) satisfy certain mortgage loans presently encumbering all or a part of the Mortgaged Property, and (ii) pay certain transaction costs incurred by Borrower in connection with the Loans. No portion of the proceeds of the Loans will be used for family, personal, agricultural or household use.

                  (r) TAX FILINGS. Borrower and, if applicable, each General Partner, have filed all federal, state and local tax returns required to be filed and have paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments payable by Borrower and, if applicable, the General Partners. Borrower and, if applicable, the General Partners, believe that their respective tax returns properly reflect the income and taxes of Borrower and said General Partner, if any, for the periods covered thereby, subject only to reasonable adjustments required by the Internal Revenue Service or other applicable tax authority upon audit.

                  (s) NOT FOREIGN PERSON. Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code.

                  (t) ERISA.

                            (i)  The assets of Borrower and Guarantor are not
and will not become treated as "plan assets", whether by operation of law or under regulations promulgated under ERISA. Each Plan, and, to the knowledge of Borrower, each Multi-employer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, its terms and the applicable provisions of ERISA, the Code and any other applicable Legal Requirement, and no event or condition has occurred and is continuing as to which Borrower would be under an obligation to furnish a report to Lender under clause (ii)(A) of this Section. Other than an application for a favorable determination letter with respect to a Plan, there are no pending issues or claims before the Internal Revenue Service, the United States Department of Labor or any court of competent jurisdiction related to any Plan under which Borrower, Guarantor or any ERISA Affiliate, directly or indirectly (through an indemnification agreement or otherwise), could be subject to any material risk of liability under Section 409 or 502(i) of ERISA or Section 4975 of the Code. No Welfare Plan provides or will provide benefits, including, without limitation, death or medical benefits (whether or not insured) with respect to any current or former employee of Borrower, Guarantor or any ERISA Affiliate beyond his or her retirement or other termination of service other than (A) coverage mandated by applicable law, (B) death or disability benefits that have been fully provided for by fully paid up insurance or (C) severance benefits.

                           (ii)  Borrower will furnish to Lender as soon as
possible, and in any event within ten (10) days after Borrower knows or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multi-employer Plan has occurred or exists, an Officer's Certificate setting forth details respecting such event or condition and the action, if any, that Borrower or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC (or any other relevant Governmental Authority) by Borrower or an ERISA Affiliate with respect to such event or condition, if such report or notice is required to be filed with the PBGC or any other relevant Governmental Authority:

                                      (A)  any reportable event, as defined
in Section 4043(c) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within thirty
(30) days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code of Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code of Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with
Section 412(d) of the Code), and any request for a waiver under Section 412(d) of the Code for any Plan;

                                      (B)  the distribution under Section
4041 of ERISA of a notice of intent to terminate any Plan or any action taken by Borrower or an ERISA Affiliate to terminate any Plan;

                                      (C)  the institution by PBGC of
proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by Borrower or any ERISA Affiliate of a notice from a Multi-employer Plan that such action has been taken by PBGC with respect to such Multi-employer Plan;

                                      (D)  the complete or partial withdrawal
from a Multi-employer Plan by Borrower or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by Borrower or any ERISA Affiliate of notice from a Multi-employer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

                                      (E)  the institution of a proceeding by
a fiduciary of any Multi-employer Plan against Borrower or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within thirty (30) days;

                                      (F)  the adoption of an amendment to
any Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if Borrower or an ERISA Affiliate fails to timely provide security to the Plan in accordance with the provisions of said Sections; or

                                      (G)  the imposition of a lien or a
security interest in connection with a Plan.

                          (iii)  Borrower shall not knowingly engage in or
permit any transaction in connection with which Borrower, Guarantor or any ERISA Affiliate could be subject to either a material civil penalty or material tax assessed pursuant to Section 502(i) or 502(l) of ERISA or
Section 4975 of the Code, permit any Welfare Plan to provide benefits, including without limitation, medical benefits (whether or not insured), with respect to any current or former employee of Borrower, Guarantor or any ERISA Affiliate beyond his or her retirement or other termination of service other than (A) coverage mandated by applicable law, (B) death or disability benefits that have been fully provided for by paid up insurance or otherwise or (C) severance benefits, permit the assets of Borrower or Guarantor to become "plan assets", whether by operation of law or under regulations promulgated under ERISA or adopt, amend (except as may be required by applicable law) or increase the amount of any benefit or amount payable under, or permit any ERISA Affiliate

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

to adopt, amend (except as may be required by applicable law) or increase the amount of any benefit or amount payable under, any employee benefit plan (including, without limitation, any employee welfare benefit plan) or other plan, policy or arrangement, except for normal increases in the ordinary course of business consistent with past practice that, in the aggregate, do not result in a material increase in benefits expense to Borrower, Guarantor or any ERISA Affiliate.

                  (u) LABOR MATTERS. Borrower is not a party to any collective bargaining agreements.

                  (v) There are no agreements, written or oral, between the Borrower and any Affiliate thereof pursuant to which such Affiliate is obligated to purchase the Mortgaged Property from Borrower, and no Affiliate of Borrower has any right to compel the Borrower to sell the Mortgaged Property to it pursuant to a written or oral agreement or otherwise.

         Section 2.03 FURTHER ACTS, ETC. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Lender or Deed Trustee shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated, or which Borrower may be or may hereafter become bound to convey or assign to Lender or Deed Trustee for carrying out or facilitating the performance of the terms of this Deed of Trust or for filing, registering or recording this Deed of Trust and, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Mortgaged Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of protecting, perfecting, preserving and realizing upon the interests granted pursuant to this Deed of Trust and to effect the intent hereof, all as fully and effectually as Borrower might or could do; and Borrower hereby ratifies all that Lender shall lawfully do or cause to be done by virtue hereof.

         Section 2.04 RECORDING OF MORTGAGE, ETC. Borrower forthwith upon the execution and delivery of this Deed of Trust and thereafter, from time to time, will cause this Deed of Trust, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully protect the lien or security interest hereof upon, and the interest of Lender in, the Mortgaged Property. Borrower will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Deed of Trust, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Deed of Trust, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance, except where prohibited by law to do so, in which event Lender may declare the Debt to be immediately due and payable. Borrower shall hold harmless and indemnify Lender and Deed Trustee, and their successors and assigns, against any liability incurred as a result of the imposition of any tax on the making and recording of this Deed of Trust.

         Section 2.05 REPRESENTATIONS AND WARRANTIES AS TO THE MORTGAGED PROPERTY. Borrower represents and warrants with respect to the Mortgaged Property as follows:

                  (a) LIEN PRIORITY. This Deed of Trust is a valid and enforceable first lien on the Mortgaged Property, free and clear of all encumbrances and liens having priority over the lien of this Deed of Trust, except for the items set forth as exceptions to or subordinate matters in the title insurance policy insuring the lien of this Deed of Trust, none of which, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by this Deed of Trust, materially affect the value or marketability of the Mortgaged Property, materially impair the use or operation of the Mortgaged Property for the use currently being made thereof or materially impair Borrower's ability to pay its obligations in a timely manner (such items being the "PERMITTED ENCUMBRANCES").

                  (b) TITLE. Borrower has, subject only to the Permitted Encumbrances, good, insurable and marketable fee simple title to the Premises, Improvements and Fixtures (collectively the "REALTY") and to all easements and rights benefitting the Realty and has the right, power and authority to mortgage, give, grant, bargain, sell, alien, convey, confirm, pledge, assign, and hypothecate the Mortgaged Property. Borrower will preserve its interest in and title to the Mortgaged Property and will forever warrant and defend the same to Lender against any and all claims made by, through or under Borrower and will forever warrant and defend the validity and priority of the lien and security interest created herein against the claims of all Persons whomsoever claiming by, through or under Borrower. The foregoing warranty of title shall survive the foreclosure of this Deed of Trust and shall inure to the benefit of and be enforceable by Lender in the event Lender acquires title to the Mortgaged Property pursuant to any foreclosure. In addition, there are no outstanding options or rights of first refusal to purchase the Mortgaged Property or Borrower's ownership thereof.

                  (c) TAXES AND IMPOSITIONS. All taxes and other Impositions and governmental assessments due and owing in respect of, and affecting, the Mortgaged Property have been paid. Borrower has paid all Impositions which constitute special governmental assessments in full, except for those assessments which are permitted by applicable Legal Requirements to be paid in installments, in which case all installments which are due and payable have been paid in full. There are no pending, or to Borrower's best knowledge, proposed special or other assessments for public improvements or otherwise affecting the Mortgaged Property.

                  (d) CASUALTY; FLOOD ZONE. The Realty is in good repair and free and clear of any damage, destruction or casualty (whether or not covered by insurance) that would materially affect the value of the Realty or the use for which the Realty was intended. No portion of the Premises is located in an "area of special flood hazard," as that term is defined in the regulations of the Federal Insurance Administration, Department of Housing and Urban Development, under the National Flood Insurance Act of 1968, as amended (24 CFR Section 1909.1) or Borrower has obtained the flood insurance required by
Section 3.01(a)(vi) hereof. The Premises either does not lie in a 100 year flood plain that has been identified by the Secretary of Housing and Urban Development or any other Governmental Authority or, if it does, Borrower has obtained the flood insurance required by Section 3.01(a)(vi) hereof.

                  (e) COMPLETION; ENCROACHMENT. All Improvements necessary for the use and operation of the Premises, including, without limitation, all Improvements which were included for purposes of determining the appraised value of the Mortgaged Property in the Appraisal, have been completed and none of said Improvements lie outside the boundaries and building restriction lines of the Premises. Except as set forth in the title insurance policy insuring the lien of this Deed of Trust, no improvements on adjoining properties encroach upon the Premises.

                  (f) SEPARATE LOT. The Premises are taxed separately without regard to any other real estate and constitute a legally subdivided lot under all applicable Legal Requirements (or, if not subdivided, no subdivision or platting of the Premises is required under applicable Legal Requirements), and for all purposes may be mortgaged, conveyed or otherwise dealt with as an independent parcel. The Mortgaged Property does not benefit from any tax abatement or exemption.

                  (g) USE. The existence of all Improvements, the present use and operation thereof and the access of the Premises and the Improvements to all of the utilities and other items referred to in paragraph (k) below are in compliance in all material respects with all Leases affecting the Mortgaged Property and all applicable Legal Requirements, including, without limitation, Environmental Statutes, Development Laws and Use Requirements. Borrower has not received any notice from any Governmental Authority alleging any uncured violation relating to the Mortgaged Property of any applicable Legal Requirements.

                  (h) LICENSES AND PERMITS. Borrower currently holds and will continue to hold all certificates of occupancy, licenses, registrations, permits, consents, franchises and approvals of any Governmental Authority or any other Person which are material for the lawful occupancy and operation of the Realty or which are material to the ownership or operation of the Mortgaged Property or the conduct of Borrower's business. All such certificates of occupancy, licenses, registrations, permits, consents, franchises and approvals are current and in full force and effect.

                  (i) [Intentionally Omitted]

                  (j) PROPERTY PROCEEDINGS. There are no actions, suits or proceedings pending or to the knowledge of the Borrower, threatened in any court or before any Governmental Authority or arbitration board or tribunal
(i) relating to (A) the zoning of the Premises or any part thereof, (B) any certificates of occupancy, licenses, registrations, permits, consents or approvals issued with respect to the Mortgaged Property or any part thereof,
(C) the condemnation of the Mortgaged Property or any part thereof, or (D) the condemnation or relocation of any roadways abutting the Premises required for access or the denial or limitation of access to the Premises or any part thereof from any point of access to the Premises, (ii) asserting that (A) any such zoning, certificates of occupancy, licenses, registrations, permits, consents and/or approvals do not permit the operation of any material portion of the Realty as presently being conducted, (B) any material improvements located on the Premises or any part thereof cannot be located thereon or operated with their intended use or (C) the operation of the Mortgaged Property or any part thereof is in violation in any material respect of any Environmental Statutes, Development Laws or other Legal Requirements or Space Leases or Property Agreements or (iii) which (A) might affect the validity or priority of any Loan Document or (B) have a Material Adverse Effect.

                  (k) UTILITIES. The Premises has all necessary legal access to water, gas and electrical supply, storm and sanitary sewerage facilities, other required public utilities (with respect to each of the aforementioned items, by means of either a direct connection to the source of such utilities or through connections available on publicly dedicated roadways directly abutting the Premises or through permanent insurable easements benefitting the Premises), fire and police protection, parking, and means of direct access between the Premises and public highways over recognized curb cuts (or such access to public highways is through private roadways which may be used for ingress and egress pursuant to permanent insurable easements).

                  (l) MECHANICS' LIENS. The Mortgaged Property is free and clear of any mechanics' liens or liens in the nature thereof, and no rights are outstanding that under law could give rise to any such liens, any of which liens are or may be prior to, or equal with, the lien of this Deed of Trust, except those which are insured against by the title insurance policy insuring the lien of this Deed of Trust.

                  (m) TITLE INSURANCE AND SURVEY. Lender has received a lenders' title insurance policy insuring this Deed of Trust as a first lien on the Mortgaged Property subject only to Permitted Encumbrances.

                  (n) INSURANCE. The Mortgaged Property is insured in accordance with the requirements set forth in Article III hereof.

                  (o) SPACE LEASES.

                                  (i) Borrower has delivered a true, correct
and complete copy of all Space Leases as of the date hereof, together with a complete schedule of all such Space Leases (collectively, the "RENT ROLL").

                                 (ii) Each Space Lease constitutes the legal,
valid and binding obligation of Borrower and, to the knowledge of Borrower, is enforceable against the tenant thereof. No default by Borrower, or to Borrower's knowledge except as disclosed to Lender, by any tenant, exists, or with the passing of time or the giving of notice would exist, (A) under any Major Space Lease or (B) under any other Space Leases which would, in the aggregate, have a Material Adverse Effect.

                                (iii) No tenant under any Space Lease has, as
of the date hereof, paid Rent more than thirty (30) days in advance, and the Rents under such Space Leases have not been waived, released, or otherwise discharged or compromised.

                                 (iv) All work to be performed by Borrower
under the Space Leases has been substantially performed, all contributions to be made by Borrower to the tenants thereunder have been made except for any held-back amounts, and all other conditions precedent to each such tenant's obligations thereunder have been satisfied.

                                  (v) Except as previously disclosed to
Lender in writing, there are no options to terminate any Space Lease.

                                 (vi) Each tenant under a Space Lease or such
tenant's authorized subtenant is currently occupying the space demised by such Space Lease.

                                (vii) Borrower has delivered to Lender a
true, correct and complete copy of the form of all Space Leases described in the Rent Roll.

                               (viii) Each Space Lease is in full force and
effect and (except as disclosed on the Rent Roll) has not been assigned, modified, supplemented or amended in any way.

                                 (ix) No Space Lease provides any party with
the right to obtain a lien or encumbrance upon the Mortgaged Property superior to the lien of this Deed of Trust.

                  (p)      PROPERTY AGREEMENTS.

                                  (i) Borrower has delivered to Lender true,
correct and complete copies of all Property Agreements.

                                 (ii) No Property Agreement provides any
party with the right to obtain a lien or encumbrance upon the Mortgaged Property superior to the lien of this Deed of Trust.

                                (iii) No default exists or with the passing
of time or the giving of notice or both would exist under any Property Agreement which would, individually or in the aggregate, have a Material Adverse Effect.

                                 (iv) Except as set forth in the Rent Roll,
Borrower has not received or given any written communication which alleges that a default exists or, with the giving of notice or the lapse of time, or both, would exist under the provisions of any Property Agreement.

                                  (v) No condition exists whereby Borrower or
any future owner of the Mortgaged Property may be required to purchase any other parcel of land which is subject to any Property Agreement or which gives any Person a right to purchase, or right of first refusal with respect to, the Mortgaged Property.

                                 (vi) To the best knowledge of Borrower, no
offset or any right of offset exists respecting continued contributions to be made by any party to any Property Agreement except as expressly set forth therein.

                                (vii) All "pre-opening" requirements
contained in all Property Agreements (including, but not limited to, all off-site and on-site construction requirements), if any, have been fulfilled, and, to the best of Borrower's knowledge, no condition now exists whereby any party to any such Property Agreement could refuse to honor its obligations thereunder.

                               (viii) All work, if any, to be performed by
Borrower under each of the Property Agreements has been substantially performed, all contributions to be made by Borrower to any party to such Property Agreements have been made, and all other conditions to such party's obligations thereunder have been satisfied.

                  (q) PERSONAL PROPERTY. Borrower has delivered to Lender a true, correct and complete schedule of all material personal property, if any, owned by Borrower and located upon the Mortgaged Property or used in connection with the use or operation of the Mortgaged Property and Borrower represents that it has good and marketable title to all such personal property, free and clear of any liens, except for liens created under the Loan Documents and liens which describe the equipment and other personal property owned by tenants and except for Permitted Encumbrances.

                  (r) LEASING BROKERAGE AND MANAGEMENT FEES. Except as previously disclosed to Lender in writing, there are no brokerage fees or commissions payable by Borrower with respect to the leasing of space at the Mortgaged Property and there are no management fees payable by Borrower with respect to the management of the Mortgaged Property.

         Section 2.06 REMOVAL OF LIEN.

                  (a) Borrower shall, at its expense, maintain this Deed of Trust as a first lien on the Mortgaged Property and shall keep the Mortgaged Property free and clear of all liens of any kind and nature other than the Permitted Encumbrances, except to the extent being contested as allowed herein. Borrower shall, within ten (10) days following the filing thereof, promptly discharge of record, by bond or otherwise, any such liens and, promptly upon request by Lender, shall deliver to Lender evidence reasonably satisfactory to Lender of the discharge thereof.

                  (b) Except as set forth in Section 2.06(c) or 4.04, Borrower shall (i) pay, from time to time when the same shall become due, all claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in, or permit the creation of, a lien on the Mortgaged Property or any part thereof, or on the revenues, rents, issues, income or profits arising therefrom, (ii) cause to be removed of record (by payment or posting of bond or settlement or otherwise) any mechanics', materialmen's, laborers', or other lien on the Mortgaged Property, or any part thereof, or on the revenues, rents, issues, income or profit arising therefrom, and (iii) in general, do or cause to be done, without expense to Lender, everything reasonably necessary to preserve in full the lien of this Deed of Trust. If Borrower fails to comply with the requirements of paragraph (b) of this
Section 2.06, then, upon five (5) Business Days' prior notice to Borrower, Lender may, but shall not be obligated to, pay any such lien, and Borrower shall, within five (5) Business Days after Lender's demand therefor, reimburse Lender for all sums so expended, together with interest thereon at the Default Rate from the date advanced, all of which shall be deemed part of the Debt. Nothing contained herein shall be deemed a consent or request of Lender, express or implied, by inference or otherwise, to the performance of any alteration, repair or other work by any contractor, subcontractor or laborer or the furnishing of any materials by any materialmen in connection therewith.

                  (c) Notwithstanding the foregoing, Borrower may contest any lien and/or not pay claims and demands (other than a lien relating to non-payment of Impositions, the contest of which shall be governed by Section
4.04 hereof) of the type set forth in subparagraph (b)(i) and/or (ii) of this
Section 2.06 provided that, following prior notice to Lender (i) Borrower is contesting the validity of such lien or claim with due diligence and in good faith and by appropriate proceedings, without cost or expense to Lender or any of its agents, employees, officers, or directors, (ii) neither the Mortgaged Property nor any part thereof nor interest therein, shall be in any danger of being sold, forfeited or lost by reason of such contest by Borrower, (iii) such contest by Borrower shall not affect the ownership, use or occupancy of the Mortgaged Property, (iv) such contest by Borrower shall not subject Lender or Borrower to the risk of civil or criminal liability (other than the civil liability of Borrower for the amount of the lien in question), (v) such lien is subordinate to the lien of this Mortgage, (vi) Borrower has not consented to such lien, (vii) Borrower has given Lender prompt notice of the filing of such lien and, upon request by Lender from time to time, notice of the status of such contest by Borrower and/or confirmation of the continuing satisfaction of the conditions set forth in this Section 2.06(c), (viii) Borrower shall promptly pay the obligation secured by such lien upon a final determination of Borrower's liability therefor, and (ix) Borrower shall deliver to Lender cash, a bond or other security acceptable to Lender equal to 125% of the contested amount pursuant to collateral arrangements reasonably satisfactory to Lender.

         Section 2.07 COST OF DEFENDING AND UPHOLDING THIS DEED OF TRUST LIEN. If any action or proceeding is commenced to which Lender or Deed Trustee is made a party relating to the Loan Documents and/or the Mortgaged Property or Lender's or Deed Trustee's interest therein or in which it becomes necessary to defend or uphold the lien of this Deed of Trust or any other Loan Document, Borrower shall, on demand, reimburse Lender and/or Deed Trustee for all expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Lender and/or Deed Trustee in connection therewith, and such sum, together with interest thereon at the Default Rate from and after such demand until fully paid, shall constitute a part of the Debt.

         Section 2.08 USE OF THE MORTGAGED PROPERTY. Borrower will use, or cause to be used, the Mortgaged Property for such use as is permitted pursuant to applicable Legal Requirements including, without limitation, under the certificate of occupancy applicable to the Mortgaged Property, and which is required by the Loan Documents. Borrower shall not suffer or permit the Mortgaged Property or any portion thereof to be used by the public, any tenant, or any Person not subject to a Lease, in a manner as is reasonably likely to impair Borrower's title to the Mortgaged Property, or in such manner as may give rise to a claim or claims of adverse usage or adverse possession by the public, or of implied dedication of the Mortgaged Property or any part thereof.

         Section 2.09 FINANCIAL REPORTS.

                  (a) Borrower will keep and maintain or will cause to be kept and maintained on a Fiscal Year basis, in accordance with GAAP (or such other accounting basis reasonably acceptable to Lender) consistently applied, proper and accurate books, records and accounts reflecting (i) all of the financial affairs of Borrower and (ii) all items of income and expense in connection with the operation of the Mortgaged Property or in connection with any services, equipment or furnishings provided in connection with the operation thereof, whether such income or expense may be realized by Borrower or by any other Person whatsoever, excepting lessees unrelated to and unaffiliated with Borrower who have leased from Borrower portions of the Premises for the purpose of occupying the same. Lender shall have the right from time to time at all times during normal business hours upon reasonable notice to examine such books, records and accounts at the office of Borrower or other Person maintaining such books, records and accounts and to make such copies or extracts thereof as Lender shall desire. After the occurrence of an Event of Default, Borrower shall pay any costs and expenses incurred by Lender to examine Borrower's accounting records with respect to the Mortgaged Property, as Lender shall determine to be necessary or appropriate in the protection of Lender's interest.

                  (b) Borrower will furnish Lender annually, within one hundred twenty (120) days following the end of each Fiscal Year of Borrower, with a complete copy of Borrower's financial statement audited by an Independent certified public accountant (provided the audit shall be of consolidated financial statements including the Borrower unless Lender requests audited, consolidating financial statements of the Borrower) that is acceptable to Lender in accordance with GAAP (or such other accounting basis reasonably acceptable to Lender) consistently applied covering (i) all of the financial affairs of Borrower and (ii) the operation of the Mortgaged Property for such Fiscal Year and containing a statement of revenues and expenses, a statement of assets and liabilities and a statement of Borrower's equity. Such audited financial statement may be prepared on a combined basis with the other Properties. Together with Borrower's annual financial statements, Borrower shall supplement the combined financial statement with information on a property-by-property basis that was used in the preparation of the combined statement and shall furnish to Lender an Officer's Certificate certifying as of the date thereof (i) that the annual financial statements accurately represent the results of operation and financial condition of Borrower and the Mortgaged Property (or, in the case of a combined financial statement, the results of operation and financial condition of the Properties) all in accordance with GAAP consistently applied, and (ii) whether there exists an event or circumstance which constitutes, or which upon notice or lapse of time or both would constitute, a Default under the Notes or any other Loan Document executed and delivered by Borrower, and if such event or circumstance exists, the nature thereof, the period of time it has existed and the action then being taken to remedy such event or circumstance.

                  (c) Borrower will furnish Lender monthly, within thirty
(30) days following the end of each month, with a true, complete and correct cash flow statement with respect to the Mortgaged Property in the form attached hereto as Exhibit B and made a part hereof, showing (i) all cash receipts of any kind whatsoever and all cash payments and disbursements, and
(ii) year-to-date summaries of such cash receipts, payments and disbursements together with a certification of the Manager stating that such cash flow statement is true, complete and correct.

                  (d) Borrower will furnish Lender monthly, within thirty
(30) days following the end of each month, with a certification of the Manager stating that all Operating Expenses with respect to the Mortgaged Property which had accrued as of the last day of the month preceding the delivery of the cash flow statement referred to in clause (c) above have been fully paid or otherwise reserved or provided for by the Manager (any such certification or any certification furnished by a Manager pursuant to clause (c) above, a "MANAGER CERTIFICATION").

                  (e) Borrower will furnish Lender annually, upon request by Lender therefor, within thirty (30) days following receipt of such request, with a true, complete and correct rent roll for the Mortgaged Property, including a list of which tenants are in default under their respective leases, dated as of the date of Lender's request, identifying each tenant, the monthly rent and additional rent, if any, payable by such tenant, the expiration date of such tenant's Lease, the security deposit, if any, held by Borrower under the Lease, the space covered by the Lease, and the arrearages for such tenant, if any, and such rent roll shall be accompanied by an Officer's Certificate, dated as of the date of the delivery of such rent roll, certifying that such rent roll is true, correct and complete in all material respects as of its date.

                  (f) Borrower shall furnish to Lender, within thirty (30) days after Lender's request therefor, with such further detailed information with respect to the operation of the Mortgaged Property and the financial affairs of Borrower as may be reasonably requested by Lender.

                  (g) Borrower will furnish Lender annually, within one hundred twenty (120) days after the end of each Fiscal Year, with a report setting forth (i) the Net Operating Income for such Fiscal Year, (ii) the average occupancy rate of the Mortgaged Property during such Fiscal Year, and
(iii) the capital repairs, replacements and improvements performed at the Mortgaged Property during such Fiscal Year.

         Section 2.10 LITIGATION. Borrower will give prompt written notice to Lender of any litigation or governmental proceedings pending or threatened (in writing) against Borrower which might have a Material Adverse Effect.

                                   ARTICLE III
                       INSURANCE AND CASUALTY RESTORATION

         Section 3.01 INSURANCE COVERAGE. Borrower shall, at its expense, maintain the following insurance coverages with respect to the Mortgaged Property during the term of this Deed of Trust:

                  (a)

                                  (i) Insurance against loss or damage by
fire, casualty and other hazards included in an "all-risk" extended coverage endorsement or its equivalent, including if the Mortgaged Property constitutes a legal non-conforming use, an ordinance of law coverage endorsement which contains "Demolition Cost", "Loss Due to Operation of Law" and "Increased Cost of Construction" coverages, covering the Mortgaged Property in an amount not less than the greater of (A) 100% of the insurable replacement value of the Mortgaged Property (exclusive of the Premises and footings and foundations) and (B) such other amount as is necessary to prevent any reduction in such policy by reason of and to prevent Borrower, Lender or any other insured thereunder from being deemed to be a co-insurer. Not less frequently than once every three years,

Borrower, at its option, shall either (A) have the Appraisal updated or obtain a new appraisal of the insurable value of the Mortgaged Property, (B) have a valuation of the insurable value of the Mortgaged Property made by or for its insurance carrier conducted by a Person experienced in valuing properties of similar type to that of the Mortgaged Property which are in the geographical area in which the Mortgaged Property is located or (C) provide such other evidence as will, in Lender's sole judgment, enable Lender to determine whether there shall have been an increase in the insurable value of the Mortgaged Property and Borrower shall deliver such updated Appraisal, new appraisal, insurance valuation or other evidence acceptable to Lender, as the case may be, and, if such updated Appraisal, new appraisal, insurance valuation, or other evidence acceptable to Lender reflects an increase in the insurable value of the Mortgaged Property, the amount of insurance required hereunder shall be increased accordingly and Borrower shall deliver evidence satisfactory to Lender that such policy has been so increased.

                                 (ii) Commercial comprehensive general
liability insurance against claims for personal and bodily injury and/or death to one or more persons or property damage, occurring on, in or about the Mortgaged Property (including the adjoining streets, sidewalks and passageways therein) of not less than $10,000,000.00.

                                (iii) Business interruption, rent loss or
other similar insurance (A) with loss payable to Lender, (B) covering all risks required to be covered by the insurance provided for in Section 3.01(a)(i) and (C) in an amount not less than 100% of the projected fixed or base rent plus percentage rent for the succeeding eighteen (18) month period based on an occupancy rate of 100%. The amount of such insurance shall be determined upon the execution of this Deed of Trust, and not more frequently than once each calendar year thereafter based on Borrower's reasonable estimate of projected fixed or base rent plus percentage rent, from the Mortgaged Property for the next succeeding eighteen (18) months. In the event the Mortgaged Property shall be damaged or destroyed, Borrower shall and hereby does assign to Lender all payment of claims under the policies of such insurance, and all amounts payable thereunder, and all net amounts, shall be collected by Lender under such policies and shall be applied in accordance with this Deed of Trust; PROVIDED, HOWEVER, that nothing herein contained shall be deemed to relieve Borrower of its obligations to timely pay all amounts due under the Loan Documents.

                                 (iv) War risk insurance when such insurance
is obtainable from the United States of America or any agency or instrumentality thereof at reasonable rates (for the maximum amount of insurance obtainable).

                                  (v) Insurance against loss or damages from
(A) leakage of sprinkler systems and (B) explosion of steam boilers, air conditioning equipment, pressure vessels or similar apparatus now or hereafter installed at the Mortgaged Property, in such amounts as Lender may from time to time reasonably require and which are then customarily required by Institutional Lenders of similar properties similarly situated.

                                 (vi) Flood insurance in an amount equal to
the full insurable value of the Mortgaged Property or the maximum amount available, whichever is less, if the Improvements are located in an area designated by the Secretary of Housing and Urban Development as being "an

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

area of special flood hazard" under the National Flood Insurance Program (i.e., having a one percent or greater chance of flooding), and if flood insurance is available under the National Flood Insurance Act.

                                (vii) Worker's compensation insurance or
other similar insurance which may be required by Governmental Authorities or Legal Requirements.

                               (viii) Such other insurance as may from time
to time be required by Lender and which is then customarily required by Institutional Lenders for similar properties similarly situated, against other insurable hazards, including, but not limited to, malicious mischief, vandalism, windstorm or earthquake, which at the time are commonly insured against and generally available in the case of properties similarly situated, due regard to be given to the size and type of the Premises, Improvements, Fixtures and Equipment and their location, construction and use.

                  (b) If Borrower is a partnership or limited liability company, Borrower shall cause the General Partners to maintain fidelity insurance in an amount equal to or greater than the annual Operating Income of the Mortgaged Property for the six (6) month period immediately preceding the date on which the premium for such insurance is due and payable.

                  (c) Borrower shall cause any Manager of the Mortgaged Property to maintain fidelity insurance in an amount equal to or greater than the annual Operating Income of the Mortgaged Property for the six (6) month period immediately preceding the date on which the premium for such insurance is due and payable or such lesser amount as Lender shall approve.

         Section 3.02 POLICY TERMS.

                  (a) All insurance required by this Article III shall be in the form (other than with respect to Sections 3.01(a)(vi) and (vii) above when insurance in those two sub-sections is placed with a governmental agency or instrumentality on such agency's forms) and amount and with deductibles as, from time to time, shall be reasonably acceptable to Lender, under valid and enforceable policies issued by financially responsible insurers authorized to do business in the State where the Mortgaged Property is located, with a general policyholder's service rating of not less than A and a financial rating of not less than IX as rated in the most currently available Best's Insurance Reports (or the equivalent, if such rating system shall hereafter be altered or replaced) and shall have a claims paying ability rating of not less than "AA" from a Rating Agency or, if not rated by a Rating Agency, then a claims paying ability rating of "AA" from at least two nationally recognized statistical rating agencies. Originals or certified copies of all insurance policies shall be delivered to and held by Lender. All such policies (except policies for worker's compensation) shall name Lender as an additional named insured, shall provide for loss payable to Lender and shall contain (or have attached): (i) standard "non-contributory Lender" endorsement or its equivalent relating, INTER ALIA, to recovery by Lender notwithstanding the negligent or willful acts or omissions of Borrower; (ii) a waiver of subrogation endorsement as to Lender; (iii) an endorsement indicating that neither Lender nor Borrower shall be or be deemed to be a co-insurer with respect to any casualty risk insured by such policies and shall provide for a deductible per loss of an amount not more than that which is customarily maintained by owners of similar properties similarly situated, and (iv) a provision that such policies shall not be canceled, terminated, denied renewal or amended, including, without limitation, any amendment reducing the scope or limits of coverage, without at least thirty (30) days' prior written notice to Lender in each instance. Not less than thirty (30) days prior to the expiration dates of the insurance policies obtained pursuant to this Deed of Trust, originals or certified copies of renewals of such policies (or certificates evidencing such renewals) bearing notations evidencing the payment of premiums or accompanied by other reasonable evidence of such payment (which premiums shall not be paid by Borrower through or by any financing arrangement which would entitle an insurer to terminate a policy) shall be delivered by Borrower to Lender. Borrower shall not carry separate insurance, concurrent in kind or form or contributing in the event of loss, with any insurance required under this Article III.

                  (b) If Borrower fails to maintain and deliver to Lender the original policies or certificates of insurance required by this Mortgage, and if there are insufficient funds held in escrow for such purpose by Lender to pay the premiums for same, Lender may, at its option, procure such insurance, and Borrower shall pay, or as the case may be, reimburse Lender for, all premiums thereon promptly, upon demand by Lender, with interest thereon at the Default Rate from the date paid by Lender to the date of repayment and such sum shall constitute a part of the Debt.

                  (c) Borrower shall notify Lender of the renewal premium of each insurance policy and Lender shall be entitled to pay such amount on behalf of Borrower from funds held in escrow for such purpose by Lender. With respect to insurance policies which require periodic payments (i.e., monthly or quarterly) of premiums, Lender shall be entitled to pay such amounts fifteen (15) days (or such lesser number of days as Lender shall determine) prior to the respective due dates of such installments.

                  (d) The insurance required by this Deed of Trust may, at the option of Borrower, be effected by blanket and/or umbrella policies issued to Borrower covering the Mortgaged Property provided that, in each case, the policies otherwise comply with the provisions of this Deed of Trust and allocate to the Mortgaged Property, from time to time (but in no event less than once a year), the coverage specified by this Deed of Trust, without possibility of reduction or coinsurance by reason of, or damage to, any other property (real or personal) named therein. If the insurance required by this Deed of Trust shall be effected by any such blanket or umbrella policies, Borrower shall furnish to Lender original policies or certified copies thereof, or an original certificate of insurance together with reasonable access to the original of such policy to review such policy's coverage.

         Section 3.03 ASSIGNMENT OF POLICIES.

                  (a) Borrower hereby assigns to Lender the proceeds of all insurance (other than worker's compensation and liability insurance) obtained pursuant to this Deed of Trust, all of which proceeds shall be payable to Lender as collateral and further security for the payment of the Debt and the performance of the Borrower's obligations hereunder and under the other Loan Documents, and

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

Borrower hereby authorizes and directs the issuer of any such insurance to make payment of such proceeds directly to Lender. Except as otherwise expressly provided in Section 3.04 or elsewhere in this Article III, Lender shall have the option, in its discretion, and without regard to the adequacy of its security, to apply all or any part of the proceeds it may receive pursuant to this Article in such manner as Lender may elect to any one or more of the following: (i) the payment of the Debt, whether or not then due, in any proportion or priority as Lender, in its discretion, may elect, (ii) the repair or restoration of the Mortgaged Property, (iii) the cure of any Default or (iv) the reimbursement of the costs and expenses of Lender incurred pursuant to the terms hereof in connection with the recovery of the Insurance Proceeds. Nothing herein contained shall be deemed to excuse Borrower from repairing or maintaining the Mortgaged Property as provided in this Deed of Trust or restoring all damage or destruction to the Mortgaged Property, regardless of the sufficiency of the Insurance Proceeds, and the application or release by Lender of any Insurance Proceeds shall not cure or waive any Default or notice of Default.

                  (b) In the event of the foreclosure of this Deed of Trust or any other transfer of title or assignment of all or any part of the Mortgaged Property in extinguishment, in whole or in part, of the Debt, all right, title and interest of Borrower in and to all policies of insurance required by this Deed of Trust shall inure to the benefit of the successor in interest to Borrower or the purchaser of such Mortgaged Property. If, prior to the receipt by Lender of any proceeds, the Mortgaged Property or any portion thereof shall have been sold on foreclosure of this Deed of Trust or by deed in lieu thereof or otherwise, or any claim under such insurance policy arising during the term of this Deed of Trust is not paid until after the extinguishment of the Debt, and Lender shall not have received the entire amount of the Debt outstanding at the time of such extinguishment, then, the proceeds of any such insurance to the extent of the amount of the Debt not so received, shall be paid to and be the property of Lender, together with interest thereon at the Default Rate, and the reasonable attorney's fees, costs and disbursements incurred by Lender in connection with the collection of the proceeds which shall be paid to Lender and Borrower hereby assigns, transfers and sets over to Lender all of Borrower's right, title and interest in and to such proceeds. Any proceeds deposited with Lender shall be held by Lender in an interest-bearing account, but Lender makes no representation or warranty as to the rate or amount of interest, if any, which may accrue on such deposit and shall have no liability in connection therewith. Interest accrued, if any, on the proceeds shall be deemed to constitute a part of the proceeds for purposes of this Deed of Trust. The provisions of this Section 3.03(b) shall survive the termination of this Deed of Trust by foreclosure, deed in lieu thereof or otherwise as consequence of the exercise of the rights and remedies of Lender hereunder after a Default.

         Section 3.04 CASUALTY RESTORATION.

                  (a)

                                  (i) In the event of any damage to or
destruction of the Mortgaged Property in an amount in excess of the deductible under the hazard policy, Borrower shall give prompt written notice to Lender (which notice shall set forth Borrower's good faith estimate of the cost of repairing or restoring such damage or destruction, or if Borrower cannot reasonably estimate

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

the anticipated cost of restoration, Borrower shall nonetheless give Lender prompt notice of the occurrence of such damage or destruction, and will diligently proceed to obtain estimates to enable Borrower to quantify the anticipated cost and time required for such restoration, whereupon Borrower shall promptly notify Lender of such good faith estimate) and, provided that restoration does not violate any Legal Requirements, Borrower shall promptly commence and diligently prosecute to completion the repair, restoration or rebuilding of the Mortgaged Property so damaged or destroyed to a condition such that the Mortgaged Property shall be at least equal in value to that immediately prior to the damage to the extent practicable, in full compliance with all Legal Requirements and the provisions of all Leases, and in accordance with Section 3.04(b) below. Such repair, restoration or rebuilding of the Mortgaged Property are sometimes hereinafter collectively referred to as the "WORK."

                                 (ii) Borrower shall not adjust, compromise
or settle any claim for Insurance Proceeds without the prior written consent of Lender, which shall not be unreasonably withheld or delayed; PROVIDED, HOWEVER, that, except during the continuance of an Event of Default, Lender's consent shall not be required with respect to the adjustment, compromising or settlement of any claim for Insurance Proceeds in an amount less than $250,000 and Borrower may collect directly and apply such proceeds of less than $250,000 as required herein.

                                (iii) Subject to Section 3.04(a)(iv), Lender
shall apply any Insurance Proceeds which it may receive towards the Work in accordance with Section 3.04(b) and the other applicable sections of this
Article III.

                                 (iv) If (A) an Event of Default shall have
occurred and be continuing, (B) Lender is not reasonably satisfied that the Aggregate Debt Service Coverage, after substantial completion of the Work, will not be at least equal to the Required Debt Service Coverage, (C) more than seventy-five percent (75%) of the reasonably estimated aggregate insurable value of the Mortgaged Property is damaged or destroyed, (D) Lender is not reasonably satisfied that the Work can be completed six (6) months prior to the Anticipated Repayment Date or (E) Lender is not reasonably satisfied that the Work can be completed within twelve (12) months of the damage to or destruction of the Mortgaged Property (collectively, a "SUBSTANTIAL CASUALTY"), Lender shall have the option, in its sole discretion to apply any Insurance Proceeds it may receive pursuant to this Deed of Trust (less any cost to Lender of recovering and paying out such proceeds incurred pursuant to the terms hereof and not otherwise reimbursed to Lender, including, without limitation, reasonable attorneys' fees and expenses) to the payment of the Debt, without any prepayment fee or charge of any kind, including, without limitation, Yield Maintenance Premium, or to allow such proceeds to be used for the Work pursuant to the terms and subject to the conditions of Section 3.04(b) hereof and the other applicable sections of this Article III.

                                  (v) In the event that Lender elects or is
obligated hereunder to allow Insurance Proceeds to be used for the Work, any excess proceeds remaining after completion of such Work shall be applied to the payment of the Debt without any prepayment fee or charge of any kind, including, without limitation, Yield Maintenance Premium.

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

                  (b) If any Condemnation Proceeds, in accordance with
Section 6.01(a) or any Insurance Proceeds in accordance with Section 3.04(a), are to be applied to the repair, restoration or rebuilding of the Mortgaged Property, then such proceeds shall be deposited into a segregated interest-bearing bank account at a bank chosen by Lender, which shall be an Eligible Account, held by Lender and shall be paid out from time to time to Borrower as the Work progresses (less any cost to Lender of recovering and paying out such proceeds, including, without limitation, reasonable attorneys' fees and costs allocable to inspecting the Work and the plans and specifications therefor) subject to Section 5.01 hereof and to all of the following conditions:

                                  (i) An architect or engineer or other
Person reasonably acceptable to Lender selected by Borrower and reasonably acceptable to Lender (an "ARCHITECT" or "ENGINEER") or a Person otherwise reasonably acceptable to Lender, shall have delivered to Lender a certificate estimating the cost of completing the Work, and, if the amount set forth therein is more than the sum of the amount of Insurance Proceeds then being held by Lender in connection with a casualty and amounts agreed to be paid as part of a final settlement under the insurance policy upon or before completion of the Work (plus any deductible in an amount not to exceed $10,000), Borrower shall have delivered to Lender (A) cash collateral in an amount equal to such excess, (B) an unconditional, irrevocable, clean sight draft letter of credit, in form, substance and issued by a bank reasonably acceptable to Lender, in the amount of such excess and draws on such letter of credit shall be made by Lender to make payments pursuant to this Article III following exhaustion of the Insurance Proceeds therefor or (C) a completion bond in form, substance and issued by a surety company reasonably acceptable to Lender.

                                 (ii) If the cost of the Work is reasonably
estimated by an Architect or Engineer in a certification reasonably acceptable to Lender to be equal to or exceed ten percent (10%) of the Allocated Loan Amount, such Work shall be performed under the supervision of an Architect or Engineer, it being understood that the plans and specifications with respect thereto shall provide for Work so that, upon completion thereof, the Mortgaged Property shall be at least equal in replacement value and general utility to the Mortgaged Property prior to the damage or destruction.

                                (iii) Each request for payment shall be made
on not less than ten (10) days' prior notice to Lender and shall be accompanied by a certificate of an Architect or Engineer, or, if the Work is not required to be supervised by an Architect or Engineer or other Person reasonably acceptable to Lender, by an Officer's Certificate stating (A) that payment is for work completed in compliance with the plans and specifications, if required under clause (ii) above, (B) that the sum requested is required to reimburse Borrower for payments by Borrower to date, or is due to the contractor, subcontractors, materialmen, laborers, engineers, architects or other Persons rendering services or materials for the Work (giving a brief description of such services and materials), and that when added to all sums previously paid out by Lender does not exceed the value of the Work done to the date of such certificate, (C) if the sum requested is to cover payment relating to repair and restoration of personal property required or relating to the Mortgaged Property, that title to the personal property items covered by the request for payment is vested in Borrower (unless Borrower is lessee of such personal property), and (D) that the Insurance Proceeds and other amounts deposited by Borrower held by Lender after such payment is more than the estimated remaining cost to complete such Work; PROVIDED, HOWEVER, that if such certificate is given by an Architect or Engineer or other Person reasonably acceptable to Lender, such Architect or Engineer or other Person reasonably acceptable to Lender shall certify as to clause (A) above, and such Officer's Certificate shall certify as to the remaining clauses above, and provided, further, that Lender shall not be obligated to disburse such funds if Lender determines, in Lender's reasonable discretion, that Borrower shall not be in compliance with this Section 3.04(b).

                                 (iv) Each request for payment shall be
accompanied by waivers of lien, in customary form and substance, covering that part of the Work for which payment or reimbursement is being requested and, if required by Lender, a search prepared by a title company or licensed abstractor, or by other evidence satisfactory to Lender that there has not been filed with respect to the Mortgaged Property any mechanic's or other lien or instrument for retention of title relating to any part of the Work not discharged of record. Additionally, as to any personal property covered by the request for payment, Lender shall be furnished with evidence of having incurred a payment obligation therefor and such further evidence reasonably satisfactory to assure Lender that UCC filings therefor provide a valid first lien on the personal property.

                                  (v) Lender shall have the right to inspect
the Work at all reasonable times upon reasonable prior notice and may condition any disbursement of Insurance Proceeds upon satisfactory compliance by Borrower with the provisions hereof. Neither the approval by Lender of any required plans and specifications for the Work nor the inspection by Lender of the Work shall make Lender responsible for the preparation of such plans and specifications, or the compliance of such plans and specifications of the Work, with any applicable law, regulation, ordinance, covenant or agreement.

                                 (vi) Insurance Proceeds shall not be
disbursed more frequently than once every thirty (30) days.

                                (vii) Until such time as the Work has been
substantially completed, Lender shall not be obligated to disburse up to ten percent (10%) of the cost of the Work (the "RETENTION AMOUNT") to Borrower. Upon substantial completion of the Work, Borrower shall send notice thereof to Lender and, subject to the conditions of Section 3.04(b)(i)-(iv), Lender shall disburse one-half of the Retention Amount to Borrower; PROVIDED, HOWEVER, that the remaining one-half of the Retention Amount shall be disbursed to Borrower when Lender shall have received copies of any and all final certificates of occupancy or other certificates, licenses and permits required for the ownership, occupancy and operation of the Mortgaged Property in accordance with all Legal Requirements. Borrower hereby covenants to diligently seek to obtain any such certificates, licenses and permits.

                               (viii) Upon failure on the part of Borrower
promptly to commence the Work or to proceed diligently and continuously to completion of the Work, which failure shall continue after notice for thirty
(30) days, Lender may apply any Insurance Proceeds or Condemnation Proceeds it then or thereafter holds to the payment of the Debt in accordance with the provisions of the Notes; PROVIDED, HOWEVER, that Lender shall be entitled to apply at any time all or any portion of the Insurance Proceeds or Condemnation Proceeds it then holds to the extent necessary to cure any Event of Default under this Deed of Trust, the Notes or any other Loan Document.

                  (c) If Borrower (i) within one hundred twenty (120) days after the occurrence of any damage to the Mortgaged Property or any portion thereof in an amount in excess of the deductible for the hazard insurance policy (or such shorter period as may be required under any Major Space Lease) shall fail to submit to Lender for approval plans and specifications (if required pursuant to Section 3.04(b)(ii) hereof) for the Work (approved by the Architect and by all Governmental Authorities whose approval is required), (ii) after any such plans and specifications are approved by all Governmental Authorities, the Architect and Lender, shall fail to promptly commence such Work or (iii) shall fail to diligently prosecute such Work to completion, then, in addition to all other rights available hereunder, at law or in equity, Lender, or any receiver of the Mortgaged Property or any portion thereof, upon five (5) days' prior notice to Borrower (except in the event of emergency in which case no notice shall be required), may (but shall have no obligation to) perform or cause to be performed such Work, and may take such other steps as it reasonably deems advisable. Borrower hereby waives, for Borrower, any claim, other than for gross negligence or willful misconduct, against Lender and any receiver arising out of any act or omission of Lender or such receiver pursuant hereto, and Lender may apply all or any portion of the proceeds of insurance (without the need to fulfill any other requirements of this Section 3.04) to reimburse Lender and such receiver, for all costs not reimbursed to Lender or such receiver upon demand together with interest thereon at the Default Rate from the date such amounts are advanced until the same are paid to Lender or the receiver.

                  (d) Borrower hereby irrevocably appoints Lender as its attorney-in-fact, coupled with an interest, to collect and receive any insurance proceeds paid with respect to any portion of the Mortgaged Property or the insurance policies required to be maintained hereunder, and to endorse any checks, drafts or other instruments representing any insurance proceeds whether payable by reason of loss thereunder or otherwise.

         Section 3.05 COMPLIANCE WITH INSURANCE REQUIREMENTS. Borrower promptly shall comply with, and shall cause the Mortgaged Property to comply with, all Insurance Requirements, even if such compliance requires structural changes or improvements or would result in interference with the use or enjoyment of the Mortgaged Property or any portion thereof provided Borrower shall have a right to contest in good faith and with diligence such Insurance Requirements provided (a) no Event of Default shall exist during such contest and such contest shall not subject the Mortgaged Property or any portion thereof to any lien or affect the priority of the lien of this Deed of Trust,
(b) failure to comply with such Insurance Requirements will not subject Lender, Deed Trustee or any of their agents, employees, officers or directors to any civil or criminal liability, (c) such contest will not cause any reduction in insurance coverage, (d) such contest shall not affect the ownership, use or occupancy of the Mortgaged Property, (e) the Mortgaged Property or any part thereof or any interest therein shall not be in any danger of being sold, forfeited or lost by reason of such contest

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

by Borrower, (f) Borrower has given Lender prompt notice of such contest and, upon request by Lender from time to time, notice of the status of such contest by Borrower and/or information of the continuing satisfaction of the conditions set forth in clauses (a) through (e) of this Section 3.05, (g) upon a final determination of such contest, Borrower shall promptly comply with the requirements thereof, and (h) prior to and during such contest, Borrower shall furnish to Lender security satisfactory to Lender, in its reasonable discretion, against loss or injury by reason of such contest or the noncompliance with such Insurance Requirement (and if such security is cash, Lender shall deposit the same in an interest bearing account and interest accrued thereon, if any, shall be deemed to constitute a part of such security for purposes of this Deed of Trust, but Lender makes no representation or warranty as to the rate or amount of interest, if any, which may accrue thereon and shall have no liability in connection therewith. If Borrower shall use the Mortgaged Property or any material portion thereof in any manner which could permit the insurer to cancel any insurance required to be provided hereunder, Borrower immediately shall obtain a substitute policy which shall satisfy the requirements of this Deed of Trust and which shall be effective on or prior to the date on which any such other insurance policy shall be canceled. Borrower shall not by any action or omission invalidate any insurance policy required to be carried hereunder unless such policy is replaced as aforesaid, or materially increase the premiums on any such policy above the normal premium charged for such policy. Borrower shall cooperate with Lender in obtaining for Lender the benefits of any insurance proceeds lawfully or equitably payable to Lender in connection with the transaction contemplated hereby.

         Section 3.06 EVENT OF DEFAULT DURING RESTORATION. Notwithstanding anything to the contrary contained in this Deed of Trust including, without limitation, the provisions of this Article III, if, at the time of any casualty affecting the Mortgaged Property or any part thereof, or at any time during any Work, or at any time that Lender is holding or is entitled to receive any proceeds of any insurance pursuant to this Mortgage, an Event of Default exists and is continuing, Lender shall then have no obligation to make such proceeds available for Work and Lender shall have the right and option, to be exercised in its sole and absolute discretion and election, with respect to the proceeds of any such insurance, either to retain and apply such proceeds in reimbursement for the actual costs, fees and expenses incurred by Lender in accordance with the terms hereof in connection with the adjustment of the loss and any balance toward payment of the Debt in such priority and proportions as Lender, in its sole discretion, shall deem proper, or towards the Work, upon such terms and conditions as Lender shall determine, or to cure such Event of Default, or to any one or more of the foregoing as Lender, in its sole and absolute discretion, may determine. If Lender shall receive and retain such Insurance Proceeds, the lien of this Deed of Trust shall be reduced only by the amount thereof received, after reimbursement to Lender of expenses of collection, and actually applied by Lender in reduction of the principal sum payable under the Notes in accordance with the Notes.

         Section 3.07 APPLICATION OF PROCEEDS TO DEBT REDUCTION.

                  (a) No damage to the Mortgaged Property, or any part thereof, by fire or other casualty whatsoever, whether such damage be partial or total, shall relieve Borrower from its liability to pay in full the Debt and to perform its obligations under this Deed of Trust and the other Loan Documents except to the extent any rent (business interruption) insurance is paid to Lender and applied to the Debt.

                  (b) If any Insurance Proceeds are applied to reduce the Debt, Lender shall apply the same in accordance with the provisions of the Notes.

                                   ARTICLE IV
                                   IMPOSITIONS

         Section 4.01 PAYMENT OF IMPOSITIONS, UTILITIES AND TAXES, ETC.

                  (a) Borrower shall pay or cause to be paid all Impositions prior to the date upon which any fine, penalty, interest or cost for nonpayment is imposed, and furnish to Lender, upon request, receipted bills of the appropriate taxing authority or other documentation reasonably satisfactory to Lender evidencing the payment thereof. If Borrower shall fail to pay any Imposition in accordance with this Section and is not contesting or causing a contesting of such Imposition in accordance with Section 4.04 hereof, or if there are insufficient funds held in escrow by Lender for such purpose to pay any Imposition, Lender shall have the right, but shall not be obligated, to pay that Imposition, and Borrower shall repay to Lender, on demand, any amount paid by Lender, with interest thereon at the Default Rate from the date of the advance thereof to the date of repayment, and such amount shall constitute a portion of the Debt secured by this Deed of Trust and the other Security Instruments.

                  (b) Borrower shall, prior to the date upon which any fine, penalty, interest or cost for the nonpayment is imposed, pay or cause to be paid all charges for electricity, power, gas, water and other services and utilities in connection with the Mortgaged Property, and shall, upon request, deliver to Lender receipts or other documentation reasonably satisfactory to Lender evidencing payment thereof. If Borrower shall fail to pay any amount required to be paid by Borrower pursuant to this Section 4.01 and is not contesting such charges in accordance with Section 4.04 hereof, Lender shall have the right, but shall not be obligated, to pay that amount, and Borrower will repay to Lender, on demand, any amount paid by Lender with interest thereon at the Default Rate from the date of the advance thereof to the date of repayment, and such amount shall constitute a portion of the Debt secured by this Deed of Trust and the other Security Instruments.

                  (c) Borrower shall pay all taxes, charges, filing, registration and recording fees, excises and levies imposed upon Lender by reason of or in connection with its ownership of any Loan Document or any other instrument related thereto, or resulting from the execution, delivery and recording of, or the lien created by, or the obligation evidenced by, any of them, other than income, franchise and other similar taxes imposed on Lender and shall pay all corporate stamp taxes, if any, and other taxes, required to be paid on the Loan Documents. If Borrower shall fail to make any such payment within ten (10) days after written notice thereof from Lender, Lender shall have the right, but shall not be obligated, to pay the amount due, and Borrower shall reimburse Lender therefor, on

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

demand, with interest thereon at the Default Rate from the date of the advance thereof to the date of repayment, and such amount shall constitute a portion of the Debt secured by this Deed of Trust and the other Security Instruments.

         Section 4.02 DEDUCTION FROM VALUE. In the event of the passage after the date of this Deed of Trust of any Legal Requirement deducting from the value of the Mortgaged Property for the purpose of taxation, any lien thereon or changing in any way the Legal Requirements now in force for the taxation of this Deed of Trust, the other Security Instruments and/or the Debt for federal, state or local purposes, or the manner of the operation of any such taxes so as to adversely affect the interest of Lender, or impose any tax or other charge on any Loan Document, then Borrower will pay such tax, with interest and penalties thereon, if any, within the statutory period. In the event the payment of such tax or interest and penalties by Borrower would be unlawful, or taxable to Lender or unenforceable or provide the basis for a defense of usury, then in any such event, Lender shall have the option, by written notice of not less than thirty (30) days, to declare the Debt immediately due and payable, with no prepayment penalty, including without limitation, Yield Maintenance Premium.

         Section 4.03 NO JOINT ASSESSMENT. Borrower shall not consent to or initiate the joint assessment of the Premises or the Improvements (a) with any other real property constituting a separate tax lot and Borrower represents and covenants that the Premises and the Improvements are and shall remain a separate tax lot or (b) with any portion of the Mortgaged Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to the Mortgaged Property as a single lien.

         Section 4.04 RIGHT TO CONTEST. Borrower shall have the right, after prior notice to Lender, at its sole expense, to contest by appropriate legal proceedings diligently conducted in good faith, without cost or expense to Lender or any of its agents, employees, officers or directors, the validity, amount or application of any Imposition or any charge described in Section 4.01(b), provided that (a) no Default or Event of Default shall exist during such proceedings and such contest shall not (unless Borrower shall comply with clause (d) of this Section 4.04) subject the Mortgaged Property or any portion thereof to any lien or affect the priority of the lien of this Deed of Trust, (b) failure to pay such Imposition or charge will not subject Lender, Deed Trustee or any of their agents, employees, officers or directors to any civil or criminal liability, (c) the contest suspends enforcement of the Imposition or charge (unless Borrower first pays the Imposition or charge), (d) prior to and during such contest, Borrower shall furnish to Lender security satisfactory to Lender, in its reasonable discretion, against loss or injury by reason of such contest or the non-payment of such Imposition or charge (and if such security is cash, Lender may deposit the same in an interest-bearing account and interest accrued thereon, if any, shall be deemed to constitute a part of such security for purposes of this Deed of Trust, but Lender (i) makes no representation or warranty as to the rate or amount of interest, if any, which may accrue thereon and shall have no liability in connection therewith and (ii) shall not be deemed to be a trustee or fiduciary with respect to its receipt of any such security and any such security may be commingled with other monies of Lender),

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(e) such contest shall not affect the ownership, use or occupancy of the
Mortgaged Property, (f) the Mortgaged Property or any part thereof or any interest therein shall not be in any danger of being sold, forfeited or lost by reason of such contest by Borrower, (g) Borrower has given Lender notice of the commencement of such contest and upon request by Lender, from time to time, notice of the status of such contest by Borrower and/or confirmation of the continuing satisfaction of clauses (a) through (f) of this Section 4.04, and (h) upon a final determination of such contest, Borrower shall promptly comply with the requirements thereof. Upon completion of any contest, Borrower shall immediately pay the amount due, if any, and deliver to Lender proof of the completion of the contest and payment of the amount due, if any, following which, Lender shall return the security, if any, deposited with Lender pursuant to clause (d) of this Section 4.04. Borrower shall not pay any Imposition in installments unless permitted by applicable Legal Requirements, and shall, upon the request of Lender, deliver copies of all notices relating to any Imposition or other charge covered by this Article IV to Lender.

         Section 4.05 NO CREDITS ON ACCOUNT OF THE DEBT. Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Impositions assessed against the Mortgaged Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Property, or any part thereof, by reason of this Deed of Trust or the Debt. In the event such claim, credit or deduction shall be required by Legal Requirements, Lender shall have the option, by written notice of not less than thirty (30) days, to declare the Debt immediately due and payable, and Borrower hereby agrees to pay such amounts not later than thirty (30) days after such notice, provided no Yield Maintenance Premium shall be due in connection with such prepayment.

         Section 4.06 DOCUMENTARY STAMPS. If, at any time, the United States of America, any State or Commonwealth thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Notes or this Deed of Trust, or impose any other tax or charges on the same, Borrower will pay the same, with interest and penalties thereon, if any.

                                    ARTICLE V
                                  LOSS PROCEEDS

         Section 5.01 LOSS PROCEEDS. In the event of a casualty to the Mortgaged Property, unless Lender elects, or is required pursuant to Article III hereof to make all of the Insurance Proceeds available to Borrower for restoration, Lender and Borrower shall cause all such Insurance Proceeds to be paid by the insurer directly to Lender, whereupon Lender shall, after deducting Lender's costs of recovering and paying out such Insurance Proceeds, including without limitation, reasonable attorneys' fees, apply same to reduce the Debt in accordance with the terms of the Notes. In the event that Insurance Proceeds are to be applied toward restoration, Lender shall hold such funds in a segregated bank account at a bank chosen by Lender, which shall be an Eligible Account, and shall disburse same in accordance with the provisions of Section 3.04 hereof. Unless Lender elects, or is required pursuant to Section 6.01 hereof to make all of the Condemnation Proceeds available to Borrower for restoration, Lender and Borrower shall cause all such Condemnation Proceeds to be

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

paid to Lender, whereupon Lender shall, after deducting Lender's costs of recovering and paying out such Condemnation Proceeds, including without limitation, reasonable attorneys' fees, apply same to reduce the Debt in accordance with the terms of the Notes. In the event that Condemnation Proceeds are to be applied toward restoration, Lender shall hold such funds in a segregated bank account at a bank chosen by Lender, which shall be an Eligible Account, and shall disburse same in accordance with the provisions of Section 3.04 hereof. If any Loss Proceeds are received by Borrower, such Loss Proceeds shall be received in trust for Lender, shall be segregated from other funds of Borrower, and shall be forthwith paid to Lender to hold in a segregated bank account at a bank chosen by Lender, in each case to be applied or disbursed in accordance with the foregoing. Any Loss Proceeds made available to Borrower for restoration in accordance herewith, to the extent not used by Borrower in connection with, or to the extent they exceed the cost of, such restoration, shall be paid to Lender whereupon Lender shall apply the same to reduce the Debt in accordance with the terms of the Notes.

                                   ARTICLE VI
                                  CONDEMNATION

         Section 6.01  CONDEMNATION.

                  (a) Borrower shall notify Lender promptly of the commencement or threat of any Taking of the Mortgaged Property or any portion thereof. Lender is hereby irrevocably appointed as Borrower's attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain the proceeds of any such Taking and to make any compromise or settlement in connection with such proceedings (subject to Borrower's reasonable approval, except during the continuance of an Event of Default, in which event Borrower's approval shall not be required), subject to the provisions of this Deed of Trust; PROVIDED, HOWEVER, that Borrower may participate in any such proceedings and shall be authorized and entitled to compromise or settle any such proceeding with respect to Condemnation Proceeds in an amount less than five percent (5%) of the outstanding principal sum of the Loans. Borrower shall execute and deliver to Lender any and all instruments reasonably required in connection with any such proceeding promptly after request therefor by Lender. Except as set forth above, Borrower shall not adjust, compromise, settle or enter into any agreement with respect to such proceedings without the prior consent of Lender which shall not be unreasonably withheld. All Condemnation Proceeds are hereby assigned to and shall be paid to Lender. With respect to Condemnation Proceeds in an amount in excess of five percent (5%) of the outstanding principal sum of the Loans, Borrower hereby authorizes Lender to compromise, settle, collect and receive such Condemnation Proceeds, and to give proper receipts and acquittance therefor. Lender shall have the option, in Lender's sole discretion, to apply such Condemnation Proceeds (less any cost to Lender of recovering and paying out such proceeds, including, without limitation, reasonable attorneys' fees and disbursements and costs allocable to inspecting any repair, restoration or rebuilding work and the plans and specifications therefor) toward the payment of the Debt or to allow such proceeds to be used for the Work. In the event Lender elects to make Condemnation Proceeds available to be used toward the restoration or rebuilding of the Mortgaged

Property to a usable whole, such Condemnation Proceeds shall be disbursed in the manner and subject to the conditions set forth in Section 3.04(b). Any excess proceeds remaining after completion of such restoration or rebuilding shall be applied to the repayment of the Debt. If the Condemnation Proceeds are used to reduce the Debt, they shall be applied in accordance with the provisions of the Notes with no prepayment penalty whatsoever, including, without limitation, Yield Maintenance Premium. Borrower shall promptly execute and deliver all instruments requested by Lender for the purpose of confirming the assignment of the Condemnation Proceeds to Lender. Notwithstanding the foregoing, Condemnation Proceeds in an amount less than five percent (5%) of the Allocated Loan Amount for a particular Property shall be applied to the Work pursuant to all of the terms and provisions applicable to Insurance Proceeds that are applied to Work provided (A) no Event of Default has occurred and is continuing, (B) Lender is reasonably satisfied that the Aggregate Debt Service Coverage, after substantial completion of the Work, will be at least equal to the Required Debt Service Coverage, (C) Lender is reasonably satisfied that the Work can be completed six (6) months prior to the Anticipated Repayment Date and (D) Lender is reasonably satisfied that the Work can be completed within twelve (12) months of the Taking of the Mortgaged Property.

                  (b) Application of all or any part of the Condemnation Proceeds to the Debt shall be made in accordance with the provisions of Sections 3.06 and 3.07. No application of the Condemnation Proceeds to the reduction of the Debt shall have the effect of releasing the lien of this Deed of Trust until the remainder of the Debt has been paid in full. In the case of any Taking, Lender, to the extent that Lender has not been reimbursed by Borrower, shall be entitled, as a first priority out of any Condemnation Proceeds, to reimbursement for all costs, fees and expenses reasonably incurred in the determination and collection of any Condemnation Proceeds. All Condemnation Proceeds deposited with Lender pursuant to this Section, until expended or applied as provided herein, may be commingled with the general funds of Lender and shall constitute additional security for the payment of the Debt and the payment and performance of Borrower's obligations. All awards so deposited with Lender shall be held by Lender in an Eligible Account and invested in permitted investments, but Lender makes no representation or warranty as to the rate or amount of interest, if any, which may accrue on any such deposit and shall have no liability in connection therewith. For purposes hereof, any reference to the award shall be deemed to include interest, if any, which has accrued thereon.

                                   ARTICLE VII
                                LEASES AND RENTS

         Section 7.01 ASSIGNMENT.

                  (a) Borrower does hereby bargain, sell, assign and set over unto Lender, all of Borrower's interest in the Leases and Rents. The assignment of Leases and Rents in this Section 7.01 is an absolute, unconditional and present assignment from Borrower to Lender and not an assignment for security and the existence or exercise of Borrower's revocable license to collect Rent shall not operate to subordinate this assignment to any subsequent assignment. The exercise

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

by Lender of any of its rights or remedies pursuant to this Section 7.01 shall not be deemed to make Lender a Lender-in-possession. In addition to the provisions of this Article VII, Borrower shall comply with all terms, provisions and conditions of the Assignment.

                  (b) So long as there shall exist and be continuing no Event of Default, Borrower shall have a revocable license to take all actions with respect to all Leases and Rents, present and future, including the right to use the Rents, subject to the terms of this Mortgage, the Assignment and the Clearing Account Agreement executed by Borrower of even date herewith.

                  (c) In a separate instrument Borrower shall, as requested from time to time by Lender, assign to Lender or its nominee by specific or general assignment, any and all Leases, such assignments to be in form and content reasonably acceptable to Lender, but subject to the provisions of
Section 7.01(b) hereof. Borrower agrees to deliver to Lender, within thirty
(30) days after Lender's request, a true and complete copy of every Lease and, within ten (10) days after Lender's request, a complete list of the Leases, certified by Borrower to be true accurate and complete and stating the demised premises, the names of the lessees, the Rent payable under the Leases, the date to which such Rents have been paid, the material terms of the Leases, including, without limitation, the dates of occupancy, the dates of expiration, any Rent concessions, work obligations or other inducements granted to the lessees thereunder, and any renewal options.

                  (d) The rights of Lender contained in this Article VII, the Assignment or any other assignment of any Lease shall not result in any obligation or liability of Lender to Borrower or any lessee under a Lease or any party claiming through any such lessee.

                  (e) At any time after an Event of Default, the license granted hereinabove may be revoked by Lender, and Lender or a receiver appointed in accordance with this Deed of Trust may enter upon the Mortgaged Property, and collect, retain and apply the Rents toward payment of the Debt in such priority and proportions as Lender in its sole discretion shall deem proper.

                  (f) In addition to the rights which Lender may have herein, upon the occurrence of any Event of Default, Lender, at its option, may require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be used and occupied by Borrower and may require Borrower to vacate and surrender possession of the Mortgaged Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise.

         Section 7.02 MANAGEMENT OF MORTGAGED PROPERTY.

                  (a) Borrower shall manage the Mortgaged Property or cause the Mortgaged Property to be managed in a manner which is consistent with the Approved Manager Standard. All Space Leases shall provide for rental rates comparable to then existing local market rates and terms and conditions which constitute good and prudent business practice and are consistent with prevailing market terms and conditions, and shall be arm's-length transactions. All Leases shall provide that they are subordinate to this Deed of Trust and that the lessees thereunder attorn to Lender. Upon request of Lender, Borrower shall deliver copies of all Leases, amendments, modifications and renewals to Lender.

                  (b) Borrower (i) shall observe and perform all of its material obligations under the Leases pursuant to applicable Legal Requirements and shall not do or permit to be done anything to impair the value of the Leases as security for the Debt; (ii) shall promptly, upon Lender's request, send copies to Lender of all notices of default which Borrower shall receive under the Leases; (iii) shall, consistent with the Approved Manager Standard, enforce all of the material terms, covenants and conditions contained in the Leases to be observed or performed; (iv) shall not collect any of the Rents under the Leases more than one (1) month in advance (except that Borrower may collect in advance such security deposits as are permitted pursuant to applicable Legal Requirements and are commercially reasonable in the prevailing market); (v) shall not execute any other assign ment of lessor's interest in the Leases or the Rents except as otherwise expressly permitted pursuant to this Deed of Trust; (vi) shall not cancel or terminate any of the Leases or accept a surrender thereof in any manner inconsistent with the Approved Manager Standard; (vii) shall not convey, transfer or suffer or permit a conveyance or transfer of all or any part of the Premises or the Improvements or of any interest therein so as to effect a merger of the estates and rights of, or a termination or diminution of the obligations of, lessees thereunder; (viii) shall notify Lender of any material alteration, modification or change in the terms of any guaranty of any Major Space Lease or cancellation or termination of such guaranty promptly upon effectuation of same unless altered, cancelled, modified or changed in the ordinary course of business; (ix) shall, in accordance with the Approved Manager Standard, make all reasonable efforts to seek lessees for space as it becomes vacant and enter into Leases in accordance with the terms hereof; (x) shall not materially modify, alter or amend any Major Space Lease or Property Agreement with any Pad Owner without Lender's consent, which consent will not be unreasonably withheld or delayed; (xi) shall notify Lender promptly if any Pad Owner shall cease business operations or of the occurrence of any event of which it becomes aware affecting a Pad Owner or its property which might have any material adverse effect on the Mortgaged Property; and (xii) shall, without limitation to any other provision hereof, execute and deliver at the request of Lender all such further assurances, confirmations and assignments in connection with the Mortgaged Property as are required herein and as Lender shall from time to time reasonably require.

                  (c) All security deposits of lessees, whether held in cash or any other form, shall be treated by Borrower as trust funds, but shall not be commingled with any other funds of Borrower. Any bond or other instrument which Borrower is permitted to hold in lieu of cash security deposits under applicable Legal Requirements shall be maintained in full force and effect unless replaced by cash deposits as hereinabove described, shall be issued by a Person reasonably satisfactory to Lender, shall, if permitted pursuant to Legal Requirements, at Lender's option, name Lender as payee or Lender thereunder or be fully assignable to Lender and shall, in all respects, comply with applicable Legal Requirements and otherwise be reasonably satisfactory to Lender. Borrower shall, upon request, provide Lender with evidence reasonably satisfactory to Lender of

Borrower's compliance with the foregoing. Following the occurrence and during the continuance of any Event of Default, Borrower shall, upon Lender's request, if permitted by applicable Legal Requirements, turn over the security deposits (and any interest thereon) to Lender to be held by Lender in accordance with the terms of the Leases and all Legal Requirements.

                  (d) If (i) the Net Operating Income of the Mortgaged Property in any Fiscal Year declines by more than twenty-five percent (25%) in such Fiscal Year from the Net Operating Income of the Mortgaged Property for the Fiscal Year immediately preceding the Closing Date or (ii) an Event of Default has occurred, then, if Lender determines in its reasonable discretion prior to the removal of the existing manager that a reputable independent property manager can manage the Mortgaged Property at competitive rates more efficiently and with better results than Borrower or Borrower's Manager, Lender shall have the right to appoint such reputable independent property manager selected by Lender, in Lender's sole discretion, to manage the Mortgaged Property.

                  (e) Borrower covenants and agrees with Lender that (i) the Mortgaged Property will be managed at all times by the Manager pursuant to the management agreement approved by Lender (the "MANAGEMENT AGREEMENT"),
(ii) after Borrower has knowledge of a fifty percent (50%) or more change in control of the ownership of the Manager, Borrower will promptly give Lender notice thereof (a "MANAGER CONTROL NOTICE") and (iii) the Management Agreement may be terminated by Lender at any time for cause (including, but not limited to, Manager's gross negligence, misappropriation of funds, willful misconduct or fraud) or at any time following either (A) the occurrence of an Event of Default, or (B) the receipt of a Manager Control Notice, and a substitute managing agent shall be appointed by Borrower, subject to Lender's approval, which may be given or withheld in Lender's sole discretion and which may be conditioned on, INTER ALIA, a letter from the Rating Agency confirming that any rating issued by the Rating Agency in connection with a Securitization will not, as a result of the proposed change of Manager, be downgraded from the then current ratings thereof, qualified or withdrawn. Borrower may from time to time appoint a successor manager to manage the Mortgaged Property with Lender's prior written consent which consent shall not be unreasonably withheld or delayed, provided that, any such successor manager shall be a reputable management company having a senior executive with at least seven (7) years experience in the management of retail shopping centers, shall be the manager of at least 1,000,000 square feet, including, without limitation certain complexes which contain more than 100,000 square feet, and shall be reasonably acceptable to Lender. Borrower further covenants and agrees that Borrower shall require the Manager (or any successor managers) to maintain at all times during the term of the Loans worker's compensation insurance as required by Governmental Authorities.

                                  ARTICLE VIII
                             MAINTENANCE AND REPAIR

         Section 8.01 MAINTENANCE AND REPAIR OF THE MORTGAGED PROPERTY; ALTERATIONS; REPLACEMENT OF EQUIPMENT. Borrower hereby covenants and agrees:

                  (a) Borrower shall not (i) desert or abandon the Mortgaged Property or any material portion thereof, (ii) change the use of the Mortgaged Property in any material respect or cause or permit the use or occupancy of any material part of the Mortgaged Property to be discontinued if such discontinuance or use change would violate any zoning or other law, ordinance or regulation; (iii) consent to or seek any lowering of the zoning classification, or greater zoning restriction affecting the Mortgaged Property; or (iv) take any steps whatsoever to convert the Mortgaged Property, or any portion thereof, to a condominium or cooperative form of ownership.

                  (b) Borrower shall, at its expense, (i) take good care of the Mortgaged Property in all material respects including grounds generally, and utility systems and sidewalks, roads, alleys, and curbs therein, and shall keep the same in good, safe and insurable condition and in compliance with all applicable Legal Requirements, (ii) promptly make all reasonable and necessary repairs to the Mortgaged Property, above grade and below grade, interior and exterior, structural and nonstructural, ordinary and extraordinary, unforeseen and foreseen, and maintain the Mortgaged Property in a manner appropriate for the facility and (iii) not commit or suffer to be committed any waste of the Mortgaged Property in any material respect or do or suffer to be done anything which will materially impair the value thereof. All repairs made by Borrower shall comply with all applicable Legal Requirements and Insurance Requirements. To the extent any of the above obligations are obligations of tenants under Space Leases or Pad Owners or other Persons under Property Agreements, Borrower may fulfill its obligations hereunder by causing such tenants, Pad Owners or other Persons, as the case may be, to perform their obligations thereunder. As used herein, the terms "REPAIR" and "REPAIRS" shall be deemed to include all necessary replacements.

                  (c) Borrower shall not demolish, remove, construct, or, except as otherwise expressly provided herein, restore, or alter the Mortgaged Property or any material portion thereof; nor consent to or permit any such demolition, removal, construction, restoration, addition or alteration which would materially diminish the value of the Mortgaged Property without Lender's prior written consent in each instance, which consent shall not be unreasonably withheld or delayed.

                  (d) Borrower represents and warrants to Lender that (i) there are no material fixtures, machinery, apparatus, tools, equipment or articles of personal property attached or appurtenant to, or located on, or used in connection with the management, operation or maintenance of the Mortgaged Property, except for the Equipment and equipment leased by Borrower for the management, operation or maintenance of the Mortgaged Property in accordance with the Loan Documents; (ii) the Equipment and the leased equipment constitutes all of the fixtures, machinery, apparatus, tools, equipment and articles of personal property necessary to the proper operation and maintenance of the Mortgaged Property; and (iii) all of the Equipment is free and clear of all liens, except for the lien of this Deed of Trust and the Permitted Encumbrances. All rights, title and interest of Borrower in and to all extensions, improvements, betterment, renewals, appurtenances to, the Mortgaged Property hereafter acquired by, or released to, Borrower or constructed, assembled or placed by Borrower in the Mortgaged Property, and all changes and substitutions of the security constituted thereby, shall be and, in each such case, without any further mortgage, conveyance, assignment or other act by Lender or Borrower, shall become subject to the lien and security interest of this Deed of Trust as fully and completely, and with the same effect, as though now owned by Borrower and specifically described in this Deed of Trust, but at any and all times Borrower shall

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

execute and deliver to Lender any documents Lender may reasonably deem necessary or appropriate for the purpose of specifically subjecting the same to the lien and security interest of this Deed of Trust.

                  (e) Notwithstanding the provisions of this Deed of Trust to the contrary, Borrower shall have the right, at any time and from time to time, to remove and dispose of Equipment and other personal property which may have become obsolete or unfit for use or which is no longer useful in the management, operation or maintenance of the Mortgaged Property. Borrower shall promptly replace any such Equipment and other personal property so disposed of or removed with other Equipment and other personal property of equal value and utility, free of any security interest or superior title, liens or claims; except that, replacement of the Equipment and other personal property so removed or disposed of is not necessary or desirable for the proper management, operation or maintenance of the Mortgaged Property, Borrower shall not be required to replace the same. All such replacements or additional equipment shall be deemed to constitute "EQUIPMENT" and other personal property and shall be covered by the security interest herein granted.

                                   ARTICLE IX
                TRANSFER OR ENCUMBRANCE OF THE MORTGAGED PROPERTY

         Section 9.01 OTHER ENCUMBRANCES. Borrower shall not further encumber or permit the further encumbrance in any manner (whether by grant of a pledge, security interest or otherwise) of the Mortgaged Property or any material part thereof or interest therein, including, without limitation, of the Rents therefrom. In addition, Borrower shall not further encumber and shall not permit the further encumbrance in any manner (whether by grant of a pledge, security interest or otherwise) of Borrower or any interest in Borrower except as expressly permitted pursuant to this Deed of Trust.

         Section 9.02 NO TRANSFER. Borrower acknowledges that Lender has examined and relied on the expertise of Borrower and, if applicable, each General Partner, in owning and operating properties such as the Mortgaged Property in agreeing to make the Loans and will continue to rely on Borrower's ownership of the Mortgaged Property as a means of maintaining the value of the Mortgaged Property as security for repayment of the Debt and Borrower acknowledges that Lender has a valid interest in maintaining the value of the Mortgaged Property. Borrower shall not Transfer, nor permit the Transfer of, (a) the Mortgaged Property or any part thereof, or any interest therein or (b) except as permitted by the definition of Transfer, any or all of the interests in Borrower, or if Borrower is a partnership or limited liability company, of any General Partner, without the prior written consent of Lender, which consent Lender may withhold in its sole and absolute discretion. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon a Transfer without Lender's consent. This provision shall apply to every Transfer regardless of whether voluntary or not, or whether or not Lender has consented to any previous Transfer.

         Section 9.03 DUE ON SALE. Except as otherwise set forth herein, Lender may declare the Debt immediately due and payable upon any Transfer without Lender's consent without regard to whether any impairment of its security or any increased risk of default hereunder can be demonstrated. This provision shall apply to every Transfer of the Mortgaged Property or any part

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thereof or interest in the Mortgaged Property or in Borrower regardless of whether voluntary or not, or whether or not Lender has consented to any previous Transfer of the Mortgaged Property or interest in Borrower.

         Section 9.04 PERMITTED TRANSFER. Except as otherwise set forth herein and notwithstanding the foregoing provisions of this Article IX or
Article IX of the other Security Instruments, a one time sale, conveyance or transfer of the Mortgaged Property and the other Properties in its entirety (hereinafter, "SALE") shall be permitted hereunder provided that each of the following terms and conditions are satisfied:

                  (a) No Event of Default is then continuing hereunder or under any of the other Loan Documents;

                  (b) If the proposed Sale is to occur at any time after a Securitization, each Rating Agency shall have delivered written confirmation that any rating issued by such Rating Agency in connection with the Securitization will not, as a result of the proposed Sale, be downgraded from the then current ratings thereof, qualified or withdrawn;

                  (c) Borrower gives Lender written notice of the terms of the proposed Sale not less than thirty (30) days before the date on which such Sale is scheduled to close and, concurrently therewith, gives Lender (i) all such information concerning the proposed transferee of the Property (hereinafter, "BUYER") as Lender would require in evaluating an initial extension of credit to a borrower and Lender determines, in its sole discretion that the Buyer is acceptable to Lender in all respects and (ii) a non-refundable application fee equal to $5,000;

                  (d) Borrower pays Lender, concurrently with the closing of such Sale, a non-refundable assumption fee in an amount equal to one percent (1%) of the then outstanding Principal Amounts together with all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by Lender in connection with the Sale;

                  (e) Buyer assumes and agrees to pay the Debt and, prior to or concurrently with the closing of such Sale, Buyer executes, without any cost or expense to Lender, such documents and agreements as Lender shall reasonably require to evidence and effectuate said assumption and delivers such legal opinions as Lender may require;

                  (f) Borrower and Buyer execute, without any cost or expense to Lender, new financing statements or financing statement amendments and any additional documents reasonably requested by Lender;

                  (g) Borrower delivers to Lender, without any cost or expense to Lender, such endorsements to Lender's title insurance policy, hazard insurance policy endorsements or certificates and other similar materials as Lender may deem necessary at the time of the Sale, all in form and substance satisfactory to Lender, including, without limitation, an endorsement or endorsements to

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Lender's title insurance policies insuring the lien of this Deed of Trust and the other Security Instruments, extending the effective date of such policy to the date of execution and delivery (or, if later, of recording) of the assumption agreement referenced above in subparagraph (e) of this Section, with no additional exceptions added to such policy, and insuring that fee simple title to the Mortgaged Property is vested in Buyer;

                  (h) Borrower executes and delivers to Lender, without any cost or expense to Lender, a release of Lender, its officers, directors, employees and agents, from all claims and liability relating to the transactions evidenced by the Loan Documents, through and including the date of the closing of the Sale, which agreement shall be in form and substance satisfactory to Lender and shall be binding upon Buyer;

                  (i) such Sale is not construed so as to relieve Borrower of any personal liability under the Notes or any of the other Loan Documents for any acts or events occurring or obligations arising prior to or simultaneously with the closing of such Sale, and Borrower executes, without any cost or expense to Lender, such documents and agreements as Lender shall reasonably require to evidence and effectuate the ratification of said personal liability;

                  (j) such Sale is not construed so as to relieve any Guarantor of its obligations under any guaranty or indemnity agreement executed in connection with the Loans and each such Guarantor executes, without any cost or expense to Lender, such documents and agreements as Lender shall reasonably require to evidence and effectuate the ratification of each such guaranty agreement, provided that if Buyer or a party associated with Buyer approved by Lender in its sole discretion assumes the obligations of the current Guarantor under its guaranty and Buyer or such party associated with Buyer, as applicable, executes, without any cost or expense to Lender, a new guaranty in similar form and substance to the existing guaranty and otherwise satisfactory to Lender, then Lender shall release the current Guarantor from all obligations arising under its guaranty after the closing of such Sale; and

                  (k) Buyer is a Single Purpose Entity and Lender receives a non-consolidation opinion relating to Buyer from Buyer's counsel which is in form and substance acceptable to Lender.

                                    ARTICLE X
                                  CERTIFICATES

         Section 10.01 ESTOPPEL CERTIFICATES.

                  (a) After request by Lender, Borrower, within fifteen (15) days and at its expense, will furnish Lender with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Notes, and the unpaid principal amount of the Notes,
(ii) the rate of interest of the Notes, (iii) the date payments of interest and/or principal were last paid, (iv) any offsets or defenses to the payment of the Debt, and if any are alleged, the nature thereof, (v) that the Notes and this Deed of Trust have not been modified or if modified, giving particulars of such modification and (vi) that there has occurred and is then continuing no Default or if such Default exists, the nature thereof, the period of time it has existed, and the action being taken to remedy such Default.

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                  (b) Within fifteen (15) days after written request by
Borrower, Lender shall furnish to Borrower a written statement confirming the amount of the Debt, the maturity date of the Notes, the date to which interest has been paid, and whether any Event of Default or other Default has occurred and is then continuing.

                  (c) Borrower shall use all reasonable efforts to obtain estoppels from tenants that may be required hereunder or under the Loan Documents.

                                   ARTICLE XI
                                     NOTICES

         Section 11.01 NOTICES. Any notice, demand, statement, request or consent made hereunder shall be in writing and delivered personally or sent to the party to whom the notice, demand or request is being made by Federal Express or other nationally recognized overnight delivery service, as follows and shall be deemed given when delivered personally or one (1) Business Day after being deposited with Federal Express or such other nationally recognized delivery service:

      If to Lender:        To Lender, at the address first written above,

      with a copy to:      Womble Carlyle Sandridge & Rice, PLLC
                           3500 One Atlantic Center
                           1201 West Peachtree Street
                           Atlanta, Georgia 30309
                           Attention: James H. Thompson, Esq.

      If to Borrower:      To Borrower, at the address first written above,

      with a copy to:      Horizon Group Properties, Inc.
                           77 West Wacker Drive, Suite 4200
                           Chicago, Illinois 60601
                           Attention: General Counsel

      and to:              Winston & Strawn
                           35 West Wacker Drive
                           Chicago, Illinois 60601
                           Attention: Howard Kruse, Esq.

      If to Deed Trustee:  To Deed Trustee, at the address first written above,

or such other address as Deed Trustee, Borrower or Lender shall hereafter specify by not less than ten (10) days' prior written notice as provided herein; PROVIDED, HOWEVER, that notwithstanding any provision of this Article to the contrary, such notice of change of address shall be deemed given only upon actual receipt thereof. Rejection or other refusal to accept or the inability to deliver because of changed addresses of which no notice was given as herein required shall be deemed to be receipt of the notice, demand, statement, request or consent.

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                                   ARTICLE XII
                                 INDEMNIFICATION

         Section 12.01 INDEMNIFICATION COVERING MORTGAGED PROPERTY. In addition, and without limitation, to any other provision of this Deed of Trust or any other Loan Document, Borrower shall protect, indemnify and save harmless Lender, Deed Trustee and their successors and assigns, and each of their agents, employees, officers and directors, from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expense (including, without limitation, reasonable attorneys' fees and expenses, whether incurred within or outside the judicial process), imposed upon or incurred by or asserted against Lender, Deed Trustee and their assigns, or any of its agents, employees, officers or directors, by reason of
(a) ownership of this Deed of Trust, the Assignment, the Mortgaged Property or any part thereof or any interest therein or receipt of any Rents; (b) any accident, injury to or death of any person or loss of or damage to property occurring in, on or about the Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, parking areas, streets or ways; (c) any use, nonuse or condition in, on or about, or possession, alteration, repair, operation, maintenance or management of, the Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, parking areas, streets or ways;
(d) any failure on the part of Borrower to perform or comply with any of the terms of this Deed of Trust, the Assignment or the other Loan Documents; (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof; (f) any claim by brokers, finders or similar Persons claiming to be entitled to a commission in connection with any Lease or other transaction involving the Mortgaged Property or any part thereof; (g) any Imposition including, without limitation, any Imposition attributable to the execution, delivery, filing, or recording of any Loan Document, Lease or memorandum thereof; (h) any lien or claim arising on

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or against the Mortgaged Property or any part thereof under any Legal
Requirement or any liability asserted against Lender or Deed Trustee with respect thereto; or (i) the claims of any lessee or any Person acting through or under any lessee or otherwise arising under or as a consequence of any Lease. Lender shall promptly notify Borrower in writing of any claim made with respect to (a) through (i). Notwithstanding the foregoing provisions of this Section 12.01 to the contrary, Borrower shall have no obligation to indemnify Lender pursuant to this Section 12.01 for liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses relative to the foregoing which result from Lender's, and its successors' or assigns', willful misconduct or gross negligence. Any amounts payable to Lender by reason of the application of this Section 12.01 shall constitute a part of the Debt secured by this Deed of Trust and other Loan Documents and shall become immediately due and payable and shall bear interest at the Default Rate from the date the liability, obligation, claim, cost or expense is sustained by Lender, as applicable, until paid. The provisions of this
Section 12.01 shall survive the termination of this Deed of Trust whether by repayment of the Debt, foreclosure or delivery of a deed in lieu thereof, assignment or otherwise.

                                  ARTICLE XIII
                                    DEFAULTS

         Section 13.01 EVENTS OF DEFAULT. The Debt shall become immediately due at the option of Lender upon any one or more of the following events ("EVENT OF DEFAULT"):

                  (a) if the final payment or prepayment premium, if any, due under any of the Notes shall not be paid when due;

                  (b) if any monthly payment of interest and/or principal due under the Notes (other than the sums described in (a) above) shall not be fully paid within ten (10) days of the date upon which the same is due and payable thereunder;

                  (c) if payment of any sum (other than the sums described in (a) above or (b) above) required to be paid pursuant to the Notes, this Deed of Trust or any other Loan Document shall not be paid within ten (10) days after Lender delivers written notice to Borrower that same is due and payable thereunder or hereunder;

                  (d) if Borrower, Guarantor or, if Borrower or Guarantor is a partnership or limited liability company any General Partner of Borrower or Guarantor shall institute or cause to be instituted any proceeding for the termination or dissolution of Borrower, Guarantor or any such General Partner;

                  (e) if the insurance policies are not assigned and delivered to Lender as herein provided within five (5) Business Days after Lender delivers written notice to Borrower; or if the insurance policies required hereunder are not kept in full force and effect;

                  (f) if Borrower or Guarantor attempts to assign its rights under this Deed of Trust or any other Loan Document or any interest herein or therein, or if any Transfer occurs other than in accordance with the provisions hereof;

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                  (g) if any representation or warranty of Borrower or
Guarantor made herein or in any other Loan Document or in any certificate, report, financial statement or other instrument or agreement furnished to Lender shall prove false or misleading in any material respect;

                  (h) if Borrower, Guarantor or any General Partner of Borrower or Guarantor shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due;

                  (i) if a receiver, liquidator or trustee of Borrower, Guarantor or any General Partner of Borrower or Guarantor shall be appointed or if Borrower, Guarantor or their respective General Partners shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Borrower, Guarantor or their respective General Partners or if any proceeding for the dissolution or liquidation of Borrower, Guarantor or their respective General Partners shall be instituted; however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Borrower, Guarantor or their respective General Partners, as applicable, upon the same not being discharged, stayed or dismissed within sixty (60) days or if Borrower, Guarantor or their respective General Partners shall generally not be paying its debts as they become due;

                  (j) if Borrower shall be in default beyond any notice or grace period, if any, under any other mortgage or deed of trust or security agreement covering any part of the Mortgaged Property without regard to its priority relative to this Deed of Trust; PROVIDED, HOWEVER, this provision shall not be deemed a waiver of the provisions of Article IX prohibiting further encumbrances affecting the Mortgaged Property or any other provision of this Mortgage;

                  (k) if Borrower fails to comply with SECTION 2.06 for ten
(10) days;

                  (l) if Borrower discontinues the operation of the Mortgaged Property or any part thereof for reasons other than repair or restoration arising from a casualty or condemnation for ten (10) days or more;

                  (m) except as permitted in this Deed of Trust, any material alteration, demolition or removal of any of the Improvements without the prior consent of Lender;

                  (n) if Borrower consummates a transaction which would cause this Deed of Trust or Lender's rights under this Deed of Trust, the Notes or any other Loan Document to constitute a nonexempt prohibited transaction under ERISA or result in a violation of a state statute regulating government plans subjecting Lender to liability for a violation of ERISA or a state statute;

                  (o) if an Event of Default shall occur under any of the other Security Instruments; or

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

                  (p) if Borrower shall be in default under any of the other terms, covenants or conditions of the Notes (other than as set forth in (a) through (o) above), this Deed of Trust or any other Loan Document, other than as set forth in (a) through (o) above, for ten (10) days after notice from Lender in the case of any default which can be cured by the payment of a sum of money, or for thirty (30) days after notice from Lender in the case of any other default or an additional thirty (30) days if Borrower is diligently and continuously effectuating a cure of a curable non-monetary default, other than as set forth in (a) through (o) above.

         Section 13.02 REMEDIES.

                  (a) Upon the occurrence and during the continuance of any Event of Default, Lender may, in addition to any other rights or remedies available to it hereunder or under any other Loan Document, at law or in equity, take such action, without notice or demand, as it reasonably deems advisable to protect and enforce its rights against Borrower and in and to the Mortgaged Property or any one or more of the Properties or any one or more of them, including, but not limited to, the following actions, each of which may be pursued singly, concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting any other rights and remedies of Lender hereunder, at law or in equity: (i) declare all or any portion of the unpaid Debt to be immediately due and payable; PROVIDED, HOWEVER, that upon the occurrence of any of the events specified in Section 13.01(i), the entire Debt will be immediately due and payable without notice or demand or any other declaration of the amounts due and payable; or (ii) bring, or instruct Deed Trustee to bring, an action to foreclose this Deed of Trust and without applying for a receiver for the Rents, but subject to the rights of the tenants under the Leases, enter into or upon the Mortgaged Property or any part thereof, either personally or by its agents, nominees or attorneys, and dispossess Borrower and its agents and servants therefrom, and thereupon Lender may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Mortgaged Property and conduct the business thereat, (B) make alterations, additions, renewals, replacements and improvements to or on the Mortgaged Property or any part thereof, (C) exercise all rights and powers of Borrower with respect to the Mortgaged Property or any part thereof, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify leases, obtain and evict tenants, and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Mortgaged Property and every part thereof, and (D) apply the receipts from the Mortgaged Property or any part thereof to the payment of the Debt, after deducting therefrom all expenses (including, without limitation, reasonable attorneys' fees and disbursements) reasonably incurred in connection with the aforesaid operations and all amounts necessary to pay the Impositions, insurance and other charges in connection with the Mortgaged Property or any part thereof, as well as just and reasonable compensation for the services of Lender's third-party agents; or (iii) have an appraisal or other valuation of the Mortgaged Property or any part thereof performed by an Appraiser (and Borrower covenants and agrees it shall cooperate in causing any such valuation or appraisal to be performed) and any cost or expense incurred by Lender in connection therewith shall constitute a portion of the Debt and be secured by this Deed of Trust and shall be immediately due and payable to Lender with interest, at the Default Rate, until the date of receipt by Lender; or

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(iv) sell or instruct Deed Trustee to sell, the Mortgaged Property or institute proceedings for the complete foreclosure of this Deed of Trust, or take such other action as may be allowed pursuant to Legal Requirements, at law or in equity, for the enforcement of this Deed of Trust in which case the Mortgaged Property or any part thereof may be sold for cash or credit in one or more parcels; or (v) with or without entry, and to the extent permitted and pursuant to the procedures provided by applicable Legal Requirements, institute proceedings for the partial foreclosure of this Deed of Trust, or take such other action as may be allowed pursuant to Legal Requirements, at law or in equity, for the enforcement of this Deed of Trust for the portion of the Debt then due and payable, subject to the lien of this Deed of Trust continuing unimpaired and without loss of priority so as to secure the balance of the Debt not then due; or (vi) sell or instruct Deed Trustee to sell, the Mortgaged Property or any part thereof and any or all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, in whole or in parcels, in any order or manner, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law, at the discretion of Lender, and in the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Deed of Trust shall continue as a lien on the remaining portion of the Mortgaged Property; or (vii) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained in the Loan Documents, or any of them; or (viii) recover judgment on the Notes or any guaranty either before, during or after (or in lieu of) any proceedings for the enforcement of this Deed of Trust; or (ix) apply, or direct Deed Trustee to apply, EX PARTE, for the appointment of a custodian, trustee, receiver, liquidator or conservator of the Mortgaged Property or any part thereof, irrespective of the adequacy of the security for the Debt and without regard to the solvency of Borrower or of any Person liable for the payment of the Debt, to which appointment Borrower does hereby consent and such receiver or other official shall have all rights and powers permitted by applicable law and such other rights and powers as the court making such appointment may confer, but the appointment of such receiver or other official shall not impair or in any manner prejudice the rights of Lender to receive the Rent with respect to any of the Mortgaged Property pursuant to this Deed of Trust or the Assignment; or (x) require, at Lender's option, Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of any portion of the Mortgaged Property occupied by Borrower and may require Borrower to vacate and surrender possession to Lender of the Mortgaged Property or to such receiver and Borrower may be evicted by summary proceedings or otherwise; or (xi) without notice to Borrower (A) apply all or any portion of the cash collateral in any reserve accounts, including any interest and/or earnings therein, to carry out the obligations of Borrower under this Deed of Trust and the other Loan Documents, to protect and preserve the Mortgaged Property and for any other purpose permitted under this Deed of Trust and the other Loan Documents and/or (B) have all or any portion of such cash collateral immediately paid to Lender to be applied against the Debt in the order and priority set forth in the Notes; or (xii) pursue any or all such other rights or remedies as Lender or Deed Trustee may have under applicable law or in equity; PROVIDED, HOWEVER, that the provisions of this Section 13.02(a) shall not be construed to extend or modify any of the notice requirements or grace periods provided for hereunder or under any of the other Loan Documents. Borrower hereby waives, to the fullest extent permitted by Legal Requirements, any defense Borrower might otherwise raise or have by the failure to make any tenants parties defendant to a foreclosure proceeding and to foreclose their rights in any proceeding instituted by Lender or Deed Trustee.

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                  (b) Any time after an Event of Default, Deed Trustee at the request of Lender shall have the power to sell the Mortgaged Property or any part thereof at public auction, in such manner, at such time and place, upon such terms and conditions, and upon such public notice as Lender may deem best for the interest of Lender, or as may be required or permitted by applicable law, consisting of advertisement in a newspaper of general circulation in the jurisdiction and for such period as applicable law may require and at such other times and by such other methods, if any, as may be required by law to convey the Mortgaged Property in fee simple by Deed Trustee's deed with special warranty of title to and at the cost of the purchaser, who shall not be liable to see to the application of the purchase money. The proceeds or avails of any sale made under or by virtue of this
Section 13.02, together with any other sums which then may be held by Lender under this Deed of Trust, whether under the provisions of this Section 13.02 or otherwise, shall be applied as follows:

          FIRST: To the payment of the third-party costs and expenses reasonably incurred in connection with any such sale and to advances, fees and expenses, including, without limitation, reasonable fees and expenses of Lender's and Deed Trustee's legal counsel as applicable, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances reasonably made or incurred by Lender or Deed Trustee under this Deed of Trust, together with interest as provided herein on all such advances made by Lender, and all Impositions, except any Impositions or other charges subject to which the Mortgaged Property shall have been sold;

          SECOND: To the payment of the whole amount then due, owing and unpaid under the Notes for principal and interest thereon, with interest on such unpaid principal at the Default Rate from the date of the occurrence of the Event of Default that formed a basis for such sale until the same is paid;

          THIRD: To the payment of any other portion of the Debt required to be paid by Borrower pursuant to any provision of this Deed of Trust, the Notes, or any of the other Loan Documents; and

          FOURTH: The surplus, if any, to Borrower unless otherwise required by Legal Requirements.

Lender and any receiver or custodian of the Mortgaged Property or any part thereof shall be liable to account for only those rents, issues, proceeds and profits actually received by it.

                  (c) Lender and Deed Trustee may adjourn from time to time any sale by it to be made under or by virtue of this Deed of Trust by announcement at the time and place appointed for such sale or for such adjourned sale or sales and, except as otherwise provided by any applicable provision of Legal Requirements, Lender or Deed Trustee without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

                  (d) Upon the completion of any sale or sales made by Lender or Deed Trustee under or by virtue of this Section 13.02, Lender, or any officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument,

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or good and sufficient instruments, granting, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Lender is hereby irrevocably appointed the true and lawful attorney-in-fact of Borrower (coupled with an interest), in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the property and rights so sold and for that purpose Lender and/or Deed Trustee may execute all necessary instruments of conveyance, assignment, transfer and delivery, and may substitute one or more Persons with like power, Borrower hereby ratifying and confirming all that its said attorney-in-fact or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, Borrower, if so requested by Lender, shall ratify and confirm any such sale or sales by executing and delivering to Lender, or to such purchaser or purchasers all such instruments as may be advisable, in the sole judgement of Lender, for such purpose, and as may be designated in such request. Any such sale or sales made under or by virtue of this Section 13.02, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Borrower in and to the property and rights so sold, and shall, to the fullest extent permitted under Legal Requirements, be a perpetual bar, both at law and in equity against Borrower and against any and all Persons claiming or who may claim the same, or any part thereof, from, through or under Borrower.

                  (e) In the event of any sale made under or by virtue of this Section 13.02 (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or a judg ment or decree of foreclosure and sale), the entire Debt immediately thereupon shall, anything in the Loan Documents to the contrary notwithstanding, become due and payable.

                  (f) Upon any sale made under or by virtue of this Section
13.02 (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or a judgment or decree of foreclosure and sale), Lender may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom the expenses of the sale and the costs of the action.

                  (g) No recovery of any judgment by Lender and no levy of an execution under any judgment upon the Mortgaged Property or any part thereof or upon any other property of Borrower shall release the lien of this Deed of Trust upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Lender hereunder, but such liens, rights, powers and remedies of Lender shall continue unimpaired until all amounts due under the Note, this Deed of Trust and the other Loan Documents are paid in full.

         Section 13.03 PAYMENT OF DEBT AFTER DEFAULT. If following the occurrence of any Event of Default, Borrower shall tender payment of an amount sufficient to satisfy the Debt in whole or in part at any time prior to a foreclosure sale of the Mortgaged Property, and if at the time of such tender prepayment of the principal balance of the Notes is not permitted by the Notes, Borrower shall, in addition to the entire Debt, also pay to Lender a sum equal to interest which would have

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accrued on the principal balance of the Notes at the interest rate set forth in the Notes from the date of such tender to the earlier of (a) the Anticipated Repayment Date or (b) the first day of the period during which prepayment of the principal balance of the Notes would have been permitted together with a prepayment consideration equal to the prepayment consideration which would have been payable as of the first day of the period during which prepayment would have been permitted. If at the time of such tender, prepayment of the principal balance of the Notes is permitted, such tender by Borrower shall be deemed to be a voluntary prepayment of the principal balance of the Notes, and Borrower shall, in addition to the entire Debt, also pay to Lender the applicable prepayment consideration specified in the Notes and this Deed of Trust.

         Section 13.04 POSSESSION OF THE MORTGAGED PROPERTY. Upon the occurrence of any Event of Default hereunder and the acceleration of the Debt or any portion thereof, Borrower, if an occupant of the Mortgaged Property or any part thereof, upon demand of Lender, shall immediately surrender possession of the Mortgaged Property (or the portion thereof so occupied) to Lender, and if Borrower is permitted to remain in possession, the possession shall be as a month-to-month tenant of Lender and, on demand, Borrower shall pay to Lender monthly, in advance, a reasonable rental for the space so occupied and in default thereof Borrower may be dispossessed. The covenants herein contained may be enforced by a receiver of the Mortgaged Property or any part thereof. Nothing in this Section 13.04 shall be deemed to be a waiver of the provisions of this Deed of Trust making the Transfer of the Mortgaged Property or any part thereof without Lender's prior written consent an Event of Default.

         Section 13.05 INTEREST AFTER DEFAULT. If any amount due under the Notes, this Deed of Trust or any of the other Loan Documents is not paid within any applicable notice and grace period after same is due, whether such date is the stated due date, any accelerated due date or any other date or at any other time specified under any of the terms hereof or thereof, then, in such event, Borrower shall pay interest on the amount not so paid from and after the date on which such amount first becomes due at the Default Rate; and such interest shall be due and payable at such rate until the earlier of the cure of all Events of Default or the payment of the entire amount due to Lender, whether or not any action shall have been taken or proceeding commenced to recover the same or to foreclose this Deed of Trust. All unpaid and accrued interest shall be secured by this Deed of Trust as part of the Debt. Nothing in this Section 13.05 or in any other provision of this Deed of Trust shall constitute an extension of the time for payment of the Debt.

         Section 13.06 BORROWER'S ACTIONS AFTER DEFAULT. After the happening of any Event of Default and immediately upon the commencement of any action, suit or other legal proceedings by Lender to obtain judgment for the Debt, or of any other nature in aid of the enforcement of the Loan Documents, Borrower will (a) after receipt of notice of the institution of any such action, waive the issuance and service of process and enter its voluntary appearance in such action, suit or proceeding, and (b) if required by Lender, consent to the appointment of a receiver or receivers of the Mortgaged Property or any part thereof and of all the earnings, revenues, rents, issues, profits and income thereof.

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         Section 13.07 CONTROL BY LENDER AFTER DEFAULT. Notwithstanding the
appointment of any custodian, receiver, liquidator or trustee of Borrower, or of any of its property, or of the Mortgaged Property or any part thereof, to the extent permitted by Legal Requirements, Lender shall be entitled to obtain possession and control of all property now and hereafter covered by this Deed of Trust and the Assignment in accordance with the terms hereof.

         Section 13.08 RIGHT TO CURE DEFAULTS.

                  (a) Upon the occurrence of any Event of Default, Lender or its agents may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender and its agents are authorized to enter upon the Mortgaged Property or any part thereof for such purposes, or appear in, defend, or bring any action or proceedings to protect Lender's interest in the Mortgaged Property or any part thereof or to foreclose this Deed of Trust or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Section 13.08, shall constitute a portion of the Debt and shall be immediately due and payable to Lender upon demand. All such costs and expenses incurred by Lender or its agents in remedying such Event of Default or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period from the date so demanded to the date of payment to Lender. All such costs and expenses incurred by Lender or its agents together with interest thereon calculated at the above rate shall be deemed to constitute a portion of the Debt and be secured by this Deed of Trust.

                  (b) If Lender makes any payment or advance that Lender is authorized by this Deed of Trust to make in the place and stead of Borrower (i) relating to the Impositions or tax liens asserted against the Mortgaged Property, Lender may do so in good faith according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of the bill, statement or estimate or into the validity of any of the Impositions or the tax liens or claims thereof; (ii) relating to any adverse title, lien, claim of lien, encumbrance, claim or charge; or (iii) relating to any other purpose authorized by this Deed of Trust but not enumerated in this
Section 13.08, Lender may do so whenever, in its reasonable judgment and discretion, the payment or advance seems necessary to protect the Mortgaged Property and the full security interest intended to be created by this Deed of Trust. In connection with any payment or advance made pursuant to this Section 13.08, Lender has the option and is authorized, but in no event shall be obligated, to obtain a continuation report of title prepared by a title insurance company. The payments and the advances made by Lender pursuant to this
Section 13.08 and the cost and expenses of said title report will be due and payable by Borrower on demand, together with interest at the Default Rate, and will be secured by this Deed of Trust.

         Section 13.09 LATE PAYMENT CHARGE. If any portion of the Debt is not paid in full within ten (10) days after the date on which it is due and payable hereunder, Borrower shall pay to Lender an amount equal to five percent (5%) of such unpaid portion of the Debt ("LATE CHARGE") to defray the expense incurred by Lender in handling and processing such delinquent payment, and such amount shall constitute a part of the Debt.

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

         Section 13.10 RECOVERY OF SUMS REQUIRED TO BE PAID. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due and payable hereunder (after the expiration of any grace period or the giving of any notice herein provided, if any), without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

         Section 13.11 MARSHALLING AND OTHER MATTERS. Borrower hereby waives, to the fullest extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement, redemption (both equitable and statutory) and homestead laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Mortgaged Property or any part thereof or any interest therein. Nothing herein or in any other Loan Document shall be construed as requiring Lender to resort to any particular Property for the satisfaction of the Debt in preference or priority to any other Property but Lender may seek satisfaction out of all the Properties or any part thereof in its absolute discretion. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Deed of Trust on behalf of Borrower, whether equitable or statutory and on behalf of each and every Person acquiring any interest in or title to the Mortgaged Property or any part thereof subsequent to the date of this Deed of Trust and on behalf of all Persons to the fullest extent permitted by applicable law.

         Section 13.12 TAX REDUCTION PROCEEDINGS. After an Event of Default, Borrower shall be deemed to have appointed Lender as its attorney-in-fact to seek a reduction or reductions in the assessed valuation of the Mortgaged Property for real property tax purposes or for any other purpose and to prosecute any action or proceeding in connection therewith. This power, being coupled with an interest, shall be irrevocable for so long as any part of the Debt remains unpaid and any Event of Default shall be continuing.

         Section 13.13 GENERAL PROVISIONS REGARDING REMEDIES.

                  (a) RIGHT TO TERMINATE PROCEEDINGS. Lender or Deed Trustee may terminate or rescind any proceeding or other action brought in connection with its exercise of the remedies provided in Section 13.02 at any time before the conclusion thereof, as determined in Lender's sole discretion and without prejudice to Lender.

                  (b) NO WAIVER OR RELEASE. The failure of Lender or Deed Trustee to exercise any right, remedy or option provided in the Loan Documents shall not be deemed a waiver of such right, remedy or option or of any covenant or obligation contained in the Loan Documents. No acceptance by Lender of any payment after the occurrence of an Event of Default and no payment by Lender of any payment or obligation for which Borrower is liable hereunder shall be deemed to waive or cure any Event of Default. No sale of all or any portion of the Mortgaged Property, no forbearance on the part of Lender, and no extension of time for the payment of the whole or any portion of the Debt or any other indulgence given by Lender to Borrower or any other Person, shall operate to release or in any manner affect the interest of Lender in the Mortgaged Property or the liability of Borrower to pay the Debt. No waiver by Lender shall be effective unless it is in writing and then only to the extent specifically stated.

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                  (c) NO IMPAIRMENT; NO RELEASES. The interests and rights of
Lender under the Loan Documents shall not be impaired by any indulgence, including (i) any renewal, extension or modification which Lender may grant with respect to any of the Debt; (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Lender may grant with respect to the Mortgaged Property or any portion thereof; or (iii) any release or indulgence granted to any maker, endorser, guarantor or surety of any of the Debt.

                  (d) EFFECT ON JUDGMENT. No recovery of any judgment by Lender and no levy of an execution under any judgment upon any Mortgaged Property or any portion thereof shall affect in any manner or to any extent the lien of the other Security Instruments upon the remaining Properties or any portion thereof, or any rights, powers or remedies of Lender hereunder or thereunder. Such lien, rights, powers and remedies of Lender shall continue unimpaired as before.

                                   ARTICLE XIV
                          COMPLIANCE WITH REQUIREMENTS

         Section 14.01 COMPLIANCE WITH LEGAL REQUIREMENTS.

                  (a) Borrower shall promptly comply with all present and future Legal Requirements, foreseen and unforeseen, ordinary and extraordinary, whether requiring structural or nonstructural repairs or alterations including, without limitation, all zoning, subdivision, building, safety and environmental protection, land use and development Legal Requirements, all Legal Requirements which may be applicable to the curbs adjoining the Mortgaged Property or to the use or manner of use thereof, and all rent control, rent stabilization and all other similar Legal Requirements relating to rents charged and/or collected in connection with the Leases. Borrower represents and warrants that the Mortgaged Property is in compliance in all material respects with all Legal Requirements as of the date hereof, no notes or notices of violations of any Legal Requirements have been entered or received by Borrower.

                  (b) Borrower shall have the right to contest by appropriate legal proceedings diligently conducted in good faith, without cost or expense to Lender or Deed Trustee, the validity or application of any Legal Requirement and to suspend compliance therewith if permitted under applicable Legal Requirements, provided (i) failure to comply therewith may not subject Lender or Deed Trustee to any civil or criminal liability, (ii) prior to and during such contest, Borrower shall furnish to Lender security reasonably satisfactory to Lender, in its discretion, against loss or injury by reason of such contest or non-compliance with such Legal Requirement, (iii) no Default or Event of Default shall exist during such proceedings and such contest shall not otherwise violate any of the provisions of any of the Loan Documents, (iv) such contest shall not, (unless Borrower shall comply with the provisions of clause (ii) of this Section 14.01(b)) subject the Mortgaged Property to any lien or encumbrance the enforcement of which is not suspended or otherwise affect the priority of the lien of this Deed of Trust; (v) such contest shall not affect the ownership, use or occupancy of the Mortgaged Property; (vi) the Mortgaged Property or any part thereof or any interest therein shall not be in any danger of being sold, forfeited or lost by reason of such contest by Borrower; (vii) Borrower shall give Lender prompt notice of the commencement of such proceedings and, upon

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request by Lender, notice of the status of such proceedings and/or confirmation of the continuing satisfaction of the conditions set forth in clauses (i)-(vi) of this Section 14.01(b); and (viii) upon a final determination of such proceeding, Borrower shall take all steps necessary to comply with any requirements arising therefrom.

         Section 14.02 COMPLIANCE WITH RECORDED DOCUMENTS; NO FUTURE GRANTS. Borrower shall promptly perform and observe or cause to be performed and observed, all of the terms, covenants and conditions of all Property Agreements and all things necessary to preserve intact and unimpaired any and all appurtenances or other interests or rights affecting the Mortgaged Property except where such failure to comply which would not have a Material Adverse Effect.

                                   ARTICLE XV
                               DEFEASANCE; RELEASE

         Section 15.01 DEFEASANCE; RELEASE.

                  (a) Except as set forth in this Section 15.01, no defeasance of the Debt may be made by or on behalf of Borrower in whole or in part.

                  (b) Borrower may defease the Loans at any time subsequent to the earlier to occur of (x) the second (2nd) anniversary of a Securitization or
(y) the fourth (4th) anniversary of the Closing Date in whole or, from time to time, an individual Loan, as of any Payment Date, in accordance with the following provisions:

                                  (i)       Lender shall have received from
Borrower, not less than thirty (30) days', nor more than ninety (90) days', prior written notice specifying the date proposed for such defeasance and the amount which is to be defeased, which proposed date shall be a Payment Date.

                                 (ii)       Borrower shall also pay to Lender
all interest due through and including the last day prior to the Payment Date in which such defeasance is being made, together with any and all other amounts due and owing pursuant to the terms of the Notes, this Deed of Trust or the other Loan Documents.

                                (iii) No Event of Default shall have occurred
and be continuing.

                                 (iv) Borrower shall (A) pay the Defeasance
Deposit and (B) deliver to Lender (1) a security agreement, in form and substance reasonably satisfactory to Lender, creating a first priority lien on the Defeasance Deposit and the Federal Obligations purchased on behalf of Borrower with the Defeasance Deposit in accordance with the terms of this
Section 15.01(b)(iv) (the "SECURITY AGREEMENT"); (2) deliver to Lender an Officer's Certificate certifying that the requirements set forth in this
Section 15.01(b)(iv) have been satisfied; (3) deliver to Lender an opinion of counsel for Borrower in form and substance reasonably satisfactory to Lender stating, among other things, that Lender has a perfected security interest in the Defeasance Deposit and a perfected security interest in the Federal Obligations purchased by Lender on behalf of Borrower; (4) deliver to Lender


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such other certificates, documents or instruments as Lender may reasonably request. Borrower hereby irrevocably appoints Lender as its agent and attorney-in-fact, coupled with an interest, for the purpose of using the Defeasance Deposit to purchase Federal Obligations which provide Scheduled Defeasance Payments, and Lender shall, upon receipt of the Defeasance Deposit, purchase such Federal Obligations on behalf of Borrower. Borrower, pursuant to the Security Agreement or other appropriate document, shall authorize and direct that the payments received from the Federal Obligations shall be made directly to Lender and applied to satisfy the obligations of Borrower under the Note being defeased.

                                  (v) If required by Lender, the Rating
Agencies shall have confirmed in writing that any rating issued by the Rating Agencies in connection with the Securitization will not, as a result of the amount and type of the Defeasance Deposit and the structure of the entity holding is the Defeasance Deposit, be downgraded, from the then current ratings thereof, qualified or withdrawn.

                                 (vi) In the event that Borrower desires to
defease less than all of the Loans, Borrower shall have included in the notice required to be given pursuant to clause (i) of this Section 15.01(b) a statement designating to which Property Borrower wishes to have such Defeasance Deposit allocated.

                                (vii) Borrower shall have delivered to Lender
an opinion of a certified public accountant acceptable to Lender to the effect that the Defeasance Deposit is adequate to provide payment on or prior to, but as close as possible to, all successive scheduled payment dates after the date of defeasance upon which interest and principal payments are required under the Note or Notes being defeased (including the amount due on the Anticipated Repayment Date) and in amounts equal to the scheduled payments due on such dates under such Note or Notes.

         Section 15.02 RELEASE OF PROPERTY. If (A) Borrower defeases all or a portion of the Loans pursuant to Section 15.01(b) hereof to facilitate the disposition of the Property or in connection with any other customary transaction within the meaning of Treas. Reg. 1.860 G-(2)(a)(8)(iii), Lender shall, promptly upon satisfaction of all the following terms and conditions execute, acknowledge and deliver to Borrower a release of this Deed of Trust (a "RELEASE") in recordable form with respect to the Mortgaged Property:

                  (a) If such defeasance is a defeasance in part, but not in whole, Lender shall have received on the date proposed for such defeasance an amount equal to the sum of (i) one hundred percent (100%) of the Allocated Loan Amount of the Property being defeased, plus (ii) twenty-five percent (25%) of the Initial Allocated Loan Amount of the Property being defeased (the "RELEASE PRICE").

                  (b) In the event of a partial defeasance pursuant to Section 15.01(b) hereof, Lender shall have received from Borrower evidence in form and substance reasonably satisfactory to Lender that the pro forma Aggregate Debt Service Coverage of the Properties which will continue to secure the Debt for the four fiscal quarter period immediately prior to the Release was at least


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equal to the greater of the Required Debt Service Coverage and the Aggregate
Debt Service Coverage for the four fiscal quarter period immediately prior to effecting such Release, accompanied by an Officer's Certificate stating that the statements, calculations and information comprising such evidence are true, correct and complete in all respects.

                  (c) Borrower shall, at its sole expense, prepare any and all documents and instruments necessary to effect the Release, all of which shall be subject to the reasonable approval of Lender, and Borrower shall pay all costs reasonably incurred by Lender (including, but not limited to, reasonable attorneys' fees and disbursements, title search costs or endorsement premiums) in connection with the review, execution and delivery of the Release.

                  (d) No Event of Default has occurred and is continuing.

                  (e) In connection with a partial defeasance, title to the Property being released shall be transferred to a Person other than Borrower.

                  (f) In connection with a total defeasance of the Loans, upon the release of the Property in accordance with this Section 15.02, Borrower shall, at Lender's request, assign all its obligations and rights under the Notes, together with the pledged Defeasance Deposit, to a successor entity designated by Borrower and approved by Lender in its sole discretion. Such successor entity shall execute an assumption agreement in form and substance satisfactory to Lender in its sole discretion pursuant to which it shall assume Borrower's obligations under the Notes and the other Loan Documents. In connection with such assignment and assumption, Borrower shall
(x) deliver to Lender an opinion of counsel in form and substance and delivered by counsel satisfactory to Lender in its sole discretion stating, among other things, that such assumption agreement is enforceable against Borrower and such successor entity in accordance with its terms and that the Notes and the other Loan Documents, as so assumed, are enforceable against such successor entity in accordance with their respective terms, and (y) pay all costs and expenses incurred by Lender or its agents in connection with such assignment and assumption (including, without limitation, the review of the proposed transferee and the preparation of the assumption agreement and related documentation).

         Section 15.03 SUBSTITUTION OF PROPERTY. Borrower may obtain the release from this Deed of Trust and the other Loan Documents of an individual Property upon substitution of another commercial retail property as substitute collateral for the Debt and upon satisfaction of each of the following conditions precedent:

                  (a) No Event of Default has occurred and is continuing.

                  (b) The Property that will be substituted (the "SUBSTITUTE PROPERTY") shall be acceptable to Lender in all respects, including without limitation, the following:

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                                  (i) at least sixty (60) days prior to the
proposed date of substitution, Lender shall have obtained appraisals in form and substance satisfactory to Lender and prepared by an appraiser selected by Lender indicating that the fair market value for the proposed Substitute Property is at least equal to the fair market value of the individual Property proposed to be released, as of the date of such appraisal;

                                 (ii) Lender shall have obtained a Phase I
environmental site assessment for the Substitute Property, and, if recommended by such Phase I report, a Phase II environmental report, each in form and substance reasonably satisfactory to Lender and prepared by a consultant selected by Lender stating that the Substitute Property materially complies with all environmental laws;

                                (iii) Lender shall have obtained a property
assessment report for the Substitute Property, in form and substance reasonably satisfactory to Lender and prepared by an engineer selected by Lender stating that the Substitute Property materially complies with all applicable building laws and does not require performance of deferred maintenance or if remedial steps are required to effect such compliance or such deferred maintenance, identifying such steps and projecting the cost thereof, in which case Borrower shall be required to deposit into escrow with Lender an amount equal to 125% of such projected costs;

                                 (iv) the Substitute Property shall be a
commercial retail project which meets all underwriting criteria of the Lender; and

                                  (v) The Substitute Property shall have a
Debt Service Coverage of at least the Required Debt Service Coverage of the Property being released and the Aggregate Debt Service Coverage of all the Properties, after giving effect to the substitution and release contemplated hereby, shall not be less than the greater of (i) the Required Debt Service Coverage and (ii) the Aggregate Debt Service Coverage of the original Properties, all determined for the four (4) fiscal quarter period prior to the release.

                  (c) Borrower shall provide Lender or Lender's counsel with the following:

                                  (i) a pro forma endorsement to the title
policies or a commitment for title insurance with respect to the Substitute Property, in form and substance and underwritten by a title insurance company reasonably satisfactory to Lender and Lender's counsel;

                                 (ii) four surveys of the Substitute
Property, in form and substance satisfactory to Lender and Lender's counsel;

                                (iii) UCC, tax lien, litigation and
bankruptcy searches on the Borrower and the previous owner of the Substitute Property; and

                                 (iv) evidence of material compliance with
zoning and other laws.

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                  (d) Borrower shall execute and deliver such amendments to
the Loan Documents (including revisions to escrow and reserve requirements) and additional documents and instruments as required by Lender to document the substitution and to grant Lender a first priority, perfected lien on and security interest in such Substitute Property and all related rents, personal property, reserves and escrows on the same terms and conditions as the liens and security interests granted to Lender in the Property on the date hereof.

                  (e) Borrower shall deposit with Lender any deposits required for third party reports, and shall pay Lender such processing fees as are reasonably required by Lender in connection with the evaluation of the substitution.

                  (f) Borrower shall deliver to Lender all leases, rent rolls, evidence of hazard and liability insurance, and other items of due diligence with respect to the Substitute Property as Lender shall reasonably require.

                  (g) Borrower shall pay Lender's fees and expenses incurred in evaluating and documenting the substitution of collateral and the Substitute Property, including, without limitation, costs of all reports referred to in subparagraph (b) above, attorneys' fees and filing fees.

                  (h) Borrower shall deliver to Lender an opinion of counsel to Borrower in the form originally delivered in connection with the Loan covering the Substitute Property, and any new documents or instruments or amendments to existing documents or instruments executed in connection therewith, and including after Securitization an opinion that the substitution will not cause
(A) any adverse tax consequences to the REMIC or any holders of any Mortgage-Backed Pass-through Securities, (B) this Deed of Trust, as supplemented to account for the substitution, to fail to be a Qualifying Security Instrument under applicable federal law relating to REMIC's or (C) result in a taxation of the income of the Loan to the REMIC or cause a loss of REMIC status.

                  (i) The person transferring the Substitute Property to the Borrower (A) will be solvent and (B) shall be making such transfer on an arm's length basis and for fair consideration, and Borrower and such person shall deliver certifications and evidence to such effect and such other certifications as Lender shall reasonably require to assure itself that the substitution does not constitute a fraudulent conveyance on the part of any person (assuming such person was not solvent at the time of substitution).

                  (j) The organizational documents of the Borrower shall, if required, be modified to permit the ownership and operation of the Substitute Property and shall be in form and substance reasonably acceptable to Lender.

                  (k) Borrower shall transfer title to the Property to be released to a person other than Borrower.

                  (l) Each Rating Agency shall have delivered written confirmation that any rating issued by such Rating Agency in connection with the securitization of any securities will not, as a

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result of the proposed release and substitution of the Substitute Property, be downgraded from the then current ratings thereof, qualified or withdrawn.

                  (m) Borrower shall comply with any terms and conditions as the Rating Agencies shall require in connection with such substitution.

                  (n) Any other items or actions reasonably requested by Lender or Lender's counsel.

         Notwithstanding the foregoing, Borrower shall not have the right to request the Borrower to substitute more than one (1) Substitute Property.

                                   ARTICLE XVI
                            ENVIRONMENTAL COMPLIANCE

         Section 16.01 COVENANTS, REPRESENTATIONS AND WARRANTIES.

                  (a) Borrower has not, at any time, and, to Borrower's best knowledge after due inquiry and investigation, except as set forth in the Environmental Report, no other Person has at any time, handled, buried, stored, retained, refined, transported, processed, manufactured, generated, produced, spilled, allowed to seep, leak, escape or leach, or pumped, poured, emitted, emptied, discharged, injected, dumped, transferred or otherwise disposed of or dealt with Hazardous Materials on, to or from the Premises or any other real property owned and/or occupied by Borrower except in compliance with all applicable Legal Requirements, and Borrower does not intend to and shall not use the Mortgaged Property or any part thereof or any such other real property for the purpose of handling, burying, storing, retaining, refining, transporting, processing, manufacturing, generating, producing, spilling, seeping, leaking, escaping, leaching, pumping, pouring, emitting, emptying, discharging, injecting, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials, except for use and storage for use of heating oil, cleaning fluids, pesticides and other substances customarily used in the operation of properties that are being used for the same purposes as the Mortgaged Property is presently being used, provided such use and/or storage for use is in compliance with the requirements hereof and the other Loan Documents and does not give rise to liability under applicable Legal Requirements or Environmental Statutes or be the basis for a lien against the Mortgaged Property or any part thereof. In addition, without limitation to the foregoing provisions, Borrower represents and warrants that, to the best of its knowledge, after due inquiry and investigation, except as previously disclosed in writing to Lender or as contained in the Environmental Reports, there is no asbestos in, on, over, or under all or any portion of the fire-proofing or any other portion of the Mortgaged Property.

                  (b) Borrower, after due inquiry and investigation, knows of no seepage, leak, escape, leach, discharge, injection, release, emission, spill, pumping, pouring, emptying or dumping of Hazardous Materials into waters on, under or adjacent to the Mortgaged Property or any part thereof or any other real property owned and/or occupied by Borrower, or onto lands from which such Hazardous Materials might seep, flow or drain into such waters, except as disclosed in the Environmental Report.

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                  (c) Borrower shall not permit any Hazardous Materials to be handled, buried, stored, retained, refined, transported, processed, manufactured, generated, produced, spilled, allowed to seep, leak, escape or leach, or to be pumped, poured, emitted, emptied, discharged, injected, dumped, transferred or otherwise disposed of or dealt with on, under, to or from the Mortgaged Property or any portion thereof at any time, except for use and storage for use of heating oil, ordinary cleaning fluids, pesticides and other substances customarily used in the operation of properties that are being used for the same purposes as the Mortgaged Property is presently being used, provided such use and/or storage for use is in compliance with the requirements hereof and the other Loan Documents and does not give rise to liability under applicable Legal Requirements or be the basis for a lien against the Mortgaged Property or any part thereof.

                  (d) Borrower represents and warrants that no actions, suits, or proceedings have been commenced, or are pending, or to the best knowledge of Borrower, are threatened against Borrower with respect to the use, manufacture, storage, treatment, transportation, or processing of Hazardous Materials with respect to the Mortgaged Property or any part thereof. Borrower has received no notice of, and, except as disclosed in the Environmental Report, after due inquiry, has no knowledge of any fact, condition, occurrence or circumstance which with notice or passage of time or both would give rise to a claim under or pursuant to any Environmental Statute pertaining to Hazardous Materials on, in, under or originating from the Mortgaged Property or any part thereof or any other real property owned or occupied by Borrower or arising out of the conduct of Borrower, including, without limitation, pursuant to any Environmental Statute.

                  (e) Borrower has not waived any Person's liability with regard to the Hazardous Materials in, on, under or around the Mortgaged Property.

                  (f) In the event that there shall be filed a lien against the Mortgaged Property or any part thereof pursuant to any Environmental Statute pertaining to Hazardous Materials, Borrower shall, within sixty (60) days or, in the event that the applicable Governmental Authority has commenced steps to cause the Premises or any part thereof to be sold pursuant to the lien, within fifteen (15) days, from the date that Borrower receives notice of such lien, either (i) pay the claim and remove the lien from the Mortgaged Property, or
(ii) furnish (A) a bond satisfactory to Lender in the amount of the claim out of which the lien arises, (B) a cash deposit in the amount of the claim out of which the lien arises, or (C) other security reasonably satisfactory to Lender in an amount sufficient to discharge the claim out of which the lien arises.

                  (g) Borrower represents and warrants that (i) except as disclosed in the Environmental Report, Borrower has no knowledge of any violation of any Environmental Statute or any Environmental Problem in connection with the Mortgaged Property, nor has Borrower been requested or required by any Governmental Authority to perform any remedial activity or other responsive action in connection with any Environmental Problem and (ii) neither the Mortgaged Property nor any other property owned by Borrower is included or, to Borrower's best knowledge, after due inquiry and investigation, proposed for inclusion on the National Priorities List issued pursuant to CERCLA by the United States Environmental Protection Agency (the "EPA") or on the


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inventory of other potential "Problem" sites issued by the EPA and has not otherwise been identified by the EPA as a potential CERCLA site or included or, to Borrower's knowledge, after due inquiry and investigation, proposed for inclusion on any list or inventory issued pursuant to any other Environmental Statute, if any, or issued by any other Governmental Authority. Borrower covenants that Borrower will comply with all Environmental Statutes affecting or imposed upon Borrower or the Mortgaged Property.

                  (h) Borrower covenants that it shall promptly notify Lender of the presence and/or release of such Hazardous Material and of any request for information or any inspection of the Mortgaged Property or any part thereof by any Governmental Authority with respect to any Hazardous Materials and provide Lender with copies of such request and any response to any such request or inspection. Borrower covenants that it shall, in compliance with applicable Legal Requirements, conduct and complete all investigations, studies, sampling and testing (and promptly shall provide Lender with copies of any such studies and the results of any such test) and all remedial, removal and other actions necessary to clean up and remove all Hazardous Materials in, on, over, under, from or affecting the Mortgaged Property or any part thereof in accordance with all such Legal Requirements applicable to the Mortgaged Property or any part thereof to the satisfaction of Lender.

                  (i) Following the occurrence of an Event of Default hereunder, and without regard to whether Lender shall have taken possession of the Mortgaged Property or a receiver has been requested or appointed or any other right or remedy of Lender has or may be exercised hereunder or under any other Loan Document, Lender shall have the right (but no obligation) to conduct such investigations, studies, sampling and/or testing of the Mortgaged Property or any part thereof as Lender may, in its discretion, determine to conduct, relative to Hazardous Materials. All costs and expenses incurred in connection therewith including, without limitation, consultants' fees and disbursements and laboratory fees, shall constitute a part of the Debt and shall, upon demand by Lender, be immediately due and payable and shall bear interest at the Default Rate from the date so demanded by Lender until reimbursed.

                  (j) Borrower represents and warrants that, to the best of its knowledge, except as disclosed in the Environmental Reports, all paint and painted surfaces existing within the interior or on the exterior of the Mortgaged Property do not contain lead or are maintained in a condition that prevents exposure of young children to lead-based paint, as of the date hereof, and that the current inspections, operation, and maintenance program at the Mortgaged Property with respect to lead based paint is consistent with FNMA guidelines and sufficient to ensure that all painted surfaces within the Mortgaged Property shall be maintained in a condition that prevents exposure of residents to lead-based paint. To Borrower's knowledge, there have been no claims for adverse health effects from exposure on the Mortgaged Property to lead-based paint or requests for the investigation, assessment or removal of lead-based paint at the Mortgaged Property.

                  (k) Borrower represents and warrants that, to the Borrower's knowledge, except in accordance with all applicable Environmental Statutes and as disclosed in the Environmental Report, (i) no underground treatment or storage tanks or pumps or water, gas, or oil wells are or have


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been located on the Mortgaged Property, (ii) no PCBs or transformers, capacitors, ballasts or other equipment that contain dielectric fluid containing PCBs are located on the Mortgaged Property, (iii) no insulating material containing urea formaldehyde is located on the Mortgaged Property and (iv) no asbestos-containing material is located on the Mortgaged Property.

         Section 16.02 ENVIRONMENTAL INDEMNIFICATION. Borrower shall defend, indemnify and hold harmless Lender and Deed Trustee, and their successors and assigns, and their employees, agents, officers and directors from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, known or unknown, contingent or otherwise, whether incurred or imposed within or outside the judicial process, including, without limitation, reasonable attorneys' and consultants' fees and disbursements and investigations and laboratory fees arising out of, or in any way related to any Environmental Problem, including without limitation:

                  (a) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threat of release of any Hazardous Materials in, on, over, under, from or affecting the Mortgaged Property or any part thereof whether or not disclosed by the Environmental Report relative to the Mortgaged Property;

                  (b) any personal injury (including wrongful death, disease or other health condition related to or caused by, in whole or in part, any Hazardous Materials) or property damage (real or personal) arising out of or related to any Hazardous Materials in, on, over, under, from or affecting the Mortgaged Property or any part thereof whether or not disclosed by the Environmental Report relative to the Mortgaged Property;

                  (c) any action, suit or proceeding brought or threatened, settlement reached, or order of any Governmental Authority relating to such Hazardous Material whether or not disclosed by the Environmental Report relative to the Mortgaged Property; and/or

                  (d) any violation of the provisions, covenants, representations or warranties of Section 16.01 hereof or of any Legal Requirement which is based on or in any way related to any Hazardous Materials in, on, over, under, from or affecting the Mortgaged Property or any part thereof including, without limitation, the cost of any work performed and materials furnished in order to comply therewith whether or not disclosed by the Environmental Report relative to the Mortgaged Property.

         Notwithstanding the foregoing provisions of this Section 16.02 to the contrary, Borrower shall have no obligation to indemnify Lender for liabilities, claims, damages, penalties, causes of action, costs and expenses relative to the foregoing which result directly from Lender's willful misconduct or gross negligence. Any amounts payable to Lender by reason of the application of this
Section 16.02 shall be secured by this Deed of Trust and shall, upon demand by Lender, become immediately due and payable and shall bear interest at the Default Rate from the date so demanded by Lender until paid.


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         This indemnification shall survive the termination of this Deed of
Trust whether by repayment of the Debt, foreclosure or deed in lieu thereof, assignment, or otherwise. The indemnity provided for in this Section 16.02 shall not be included in any exculpation of Borrower or its principals from personal liability provided for in this Deed of Trust or in any of the other Loan Documents. Nothing in this Section 16.02 shall be deemed to deprive Lender of any rights or remedies otherwise available to Lender, including, without limitation, those rights and remedies provided elsewhere in this Deed of Trust or the other Loan Documents.

                                  ARTICLE XVII
                                   ASSIGNMENTS

         Section 17.01 PARTICIPATIONS AND ASSIGNMENTS. Lender shall have the right to assign this Deed of Trust and/or any of the Loan Documents, and to transfer, assign or sell participations and subparticipations (including blind or undisclosed participations and subparticipations) in the Loan Documents and the obligations hereunder to any Person; PROVIDED, HOWEVER, that no such participation shall increase, decrease or otherwise affect either Borrower's or Lender's obligations under this Deed of Trust or the other Loan Documents.

                                  ARTICLE XVIII
                                  MISCELLANEOUS

         Section 18.01 RIGHT OF ENTRY. Lender and its agents shall have the right to enter and inspect the Mortgaged Property or any part thereof at all reasonable times, and, except in the event of an emergency, upon reasonable notice and to inspect Borrower's books and records and to make abstracts and reproductions thereof.

         Section 18.02 CUMULATIVE RIGHTS. The rights of Lender under this Deed of Trust shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled, subject to the terms of this Deed of Trust, to every right and remedy now or hereafter afforded by law.

         Section 18.03 LIABILITY. If Borrower consists of more than one Person, the obligations and liabilities of each such Person hereunder shall be joint and several.

         Section 18.04 EXHIBITS INCORPORATED. The information set forth on the cover hereof, and the Exhibits annexed hereto, are hereby incorporated herein as a part of this Deed of Trust with the same effect as if set forth in the body hereof.

         Section 18.05 SEVERABLE PROVISIONS. If any term, covenant or condition of the Loan Documents including, without limitation, the Notes or this Deed of Trust, is held to be invalid, illegal or unenforceable in any respect, such Loan Document shall be construed without such provision.

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         Section 18.06 DUPLICATE ORIGINALS. This Deed of Trust may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

         Section 18.07 NO ORAL CHANGE. The terms of this Deed of Trust, together with the terms of the Notes and the other Loan Documents constitute the entire understanding and agreement of the parties hereto and supersede all prior agreements, understandings and negotiations between Borrower and Lender with respect to the Loans. This Deed of Trust, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         Section 18.08 WAIVER OF COUNTERCLAIM, ETC. BORROWER HEREBY WAIVES THE RIGHT TO ASSERT A COUNTERCLAIM, OTHER THAN A COMPULSORY COUNTERCLAIM, IN ANY ACTION OR PROCEEDING BROUGHT AGAINST IT BY LENDER OR ITS AGENTS, AND WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER OR IN ANY COUNTERCLAIM BORROWER MAY BE PERMITTED TO ASSERT HEREUNDER OR WHICH MAY BE ASSERTED BY LENDER OR ITS AGENTS, AGAINST BORROWER, OR IN ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS DEED OF TRUST OR THE DEBT.

         Section 18.09 HEADINGS; CONSTRUCTION OF DOCUMENTS; ETC. The table of contents, headings and captions of various paragraphs of this Deed of Trust are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof. Borrower acknowledges that it was represented by competent counsel in connection with the negotiation and drafting of this Deed of Trust and the other Loan Documents and that neither this Deed of Trust nor the other Loan Documents shall be subject to the principle of construing the meaning against the Person who drafted same.

         Section 18.10 SOLE DISCRETION OF LENDER. Whenever Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Lender and shall be final and conclusive, except as may be otherwise specifically provided herein.

         Section 18.11 WAIVER OF NOTICE. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Deed of Trust specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice.


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         Section 18.12 COVENANTS RUN WITH THE LAND. All of the grants, covenants, terms, provisions and conditions herein shall run with the Premises, shall be binding upon Borrower and shall inure to the benefit of Lender, subsequent holders of this Deed of Trust and their successors and assigns. Without limitation to any provision hereof, the term "BORROWER" shall include and refer to the Borrower named herein, any subsequent owner of the Mortgaged Property, and its respective heirs, executors, legal representatives, successors and assigns. The representations, warranties and agreements contained in this Deed of Trust and the other Loan Documents are intended solely for the benefit of the parties hereto, shall confer no rights hereunder, whether legal or equitable, in any other Person and no other Person shall be entitled to rely thereon.

         Section 18.13 GOVERNING LAW; JURISDICTION. (A) THIS DEED OF TRUST WAS NEGOTIATED IN THE STATE OF ILLINOIS, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF ILLINOIS, AND THE PROCEEDS OF THE NOTES SECURED HEREBY WERE DISBURSED IN THE STATE OF ILLINOIS, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS DEED OF TRUST AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE DEED OF TRUST, LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS WITH RESPECT TO THE PROPERTY SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF ILLINOIS SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS DEED OF TRUST OR THE OTHER LOAN DOCUMENTS, AND THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

                  (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS DEED OF TRUST MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF CHICAGO, COOK COUNTY, ILLINOIS, AND BORROWER

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WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR
FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.

         Section 18.14 SECURITY AGREEMENT.

                  (a)

                                  (i) This Deed of Trust is both a real
property mortgage and a "security agreement" within the meaning of the UCC. The Mortgaged Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Mortgaged Property. This Deed of Trust is filed as a fixture filing and covers goods which are or are to become fixtures on the Mortgaged Property. Borrower by executing and delivering this Deed of Trust has granted to Lender, as security for the Debt, a security interest in the Mortgaged Property to the full extent that the Mortgaged Property may be subject to the UCC of the State in which the Mortgaged Property is located (said portion of the Mortgaged Property so subject to the UCC being called in this Section
18.14 the "COLLATERAL"). If an Event of Default shall occur, Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the UCC, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender following an Event of Default, Borrower shall, at its expense, assemble the Collateral and make it available to Lender at a convenient place acceptable to Lender. Borrower shall pay to Lender on demand any and all expenses, including reasonable legal expenses and attorneys' fees, incurred or paid by Lender in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral. Any disposition pursuant to the UCC of so much of the Collateral as may constitute personal property shall be considered commercially reasonable if made pursuant to a public sale which is advertised at least twice in a newspaper in which sheriff's sales are advertised in the county where the Premises is located. Any notice of sale, disposition or other intended action by Lender with respect to the Collateral given to Borrower in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute reasonable notice to Borrower. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

                                 (ii) The mention in a financing statement
filed in the records normally pertaining to personal property of any portion of the Mortgaged Property shall not derogate from or impair in any manner the intention of this Deed of Trust. Lender hereby declares that all items of Collateral are part of the real property encumbered hereby to the fullest extent permitted by law, regardless of whether any such item is physically attached to the Improvements or whether serial numbers are used for the better identification of certain items. Specifically, the mention in any


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such financing statement of any items included in the Mortgaged Property shall not be construed to alter, impair or impugn any rights of Lender as determined by this Deed of Trust or the priority of Lender's lien upon and security interest in the Mortgaged Property in the event that notice of Lender's priority of interest as to any portion of the Mortgaged Property is required to be filed in accordance with the UCC to be effective against or take priority over the interest of any particular class of persons, including the federal government or any subdivision or instrumentality thereof.

                  (b) Borrower hereby irrevocably appoints Lender as its attorney-in-fact, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements signed only by Lender, as secured party, in connection with the Collateral covered by this Deed of Trust.

         Section 18.15 ACTIONS AND PROCEEDINGS. Lender has the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property in its own name or, if required by Legal Requirements or, if in Lender's reasonable judgment, it is necessary, in the name and on behalf of Borrower, which Lender believes will adversely affect the Mortgaged Property or this Deed of Trust and to bring any action or proceedings, in its name or in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Mortgaged Property.

         Section 18.16 USURY LAWS. This Deed of Trust and the Notes are subject to the express condition, and it is the expressed intent of the parties, that at no time shall Borrower be obligated or required to pay interest on the principal balance due under the Notes at a rate which could subject the holder of the Notes to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by law to contract or agree to pay. If by the terms of this Deed of Trust or the Notes, Borrower is at any time required or obligated to pay interest on the principal balance due under the Notes at a rate in excess of such maximum rate, such rate of interest shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Notes. No application to the principal balance of the Notes pursuant to this Section 18.16 shall give rise to any requirement to pay any prepayment premium due hereunder, if any, including, without limitation, Yield Maintenance Premium.

         Section 18.17 REMEDIES OF BORROWER. In the event that a claim or adjudication is made that Lender has acted unreasonably or unreasonably delayed acting in any case where by law or under the Notes, this Deed of Trust or the Loan Documents, it has an obligation to act reasonably or promptly, Lender shall not be liable for any monetary damages, and Borrower's remedies shall be limited to injunctive relief or declaratory judgment.

         Section 18.18 OFFSETS, COUNTERCLAIMS AND DEFENSES. Any assignee of this Deed of Trust, the Assignment and the Notes shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to the Notes, the Assignment or this Deed of Trust which Borrower may otherwise have against any assignor of this Deed of Trust, the Assignment and the Notes and no such


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unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon this Deed of Trust, the Assignment or the Notes and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

         Section 18.19 NO MERGER. If Borrower's and Lender's estates become the same including, without limitation, upon the delivery of a deed by Borrower in lieu of a foreclosure sale, or upon a purchase of the Mortgaged Property by Lender in a foreclosure sale, this Deed of Trust and the lien created hereby shall not be destroyed or terminated by the application of the doctrine of merger and in such event Lender shall continue to have and enjoy all of the rights and privileges of Lender as to the separate estates; and, as a consequence thereof, upon the foreclosure of the lien created by this Deed of Trust, any Leases or subleases then existing and created by Borrower shall not be destroyed or terminated by application of the law of merger or as a result of such foreclosure unless Lender or any purchaser at any such foreclosure sale shall so elect. No act by or on behalf of Lender or any such purchaser shall constitute a termination of any Lease or sublease unless Lender or such purchaser shall give written notice thereof to such lessee or sublessee.

         Section 18.20 RESTORATION OF RIGHTS. In case Lender shall have proceeded to enforce any right under this Deed of Trust by foreclosure sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then, in every such case, Borrower and Lender shall be restored to their former positions and rights hereunder with respect to the Mortgaged Property subject to the lien hereof.

         Section 18.21 WAIVER OF STATUTE OF LIMITATIONS. The pleadings of any statute of limitations as a defense to any and all obligations secured by this Deed of Trust are hereby waived to the full extent permitted by Legal Requirements.

         Section 18.22 ADVANCES. This Deed of Trust shall cover any and all advances made pursuant to the Loan Documents, rearrangements and renewals of the Debt and all extensions in the time of payment thereof, even though such advances, extensions or renewals be evidenced by new promissory notes or other instruments hereafter executed and irrespective of whether filed or recorded. Likewise, the execution of this Deed of Trust shall not impair or affect any other security which may be given to secure the payment of the Debt, and all such additional security shall be considered as cumulative. The taking of additional security, execution of partial releases of the security, or any extension of time of payment of the Debt shall not diminish the force, effect or lien of this Deed of Trust and shall not affect or impair the liability of Borrower and shall not affect or impair the liability of any maker, surety, or endorser for the payment of the Debt.

         Section 18.23 APPLICATION OF DEFAULT RATE NOT A WAIVER. Application of the Default Rate shall not be deemed to constitute a waiver of any Default or Event of Default or any rights or remedies of Lender under this Deed of Trust, any other Loan Document or applicable Legal Requirements, or a consent to any extension of time for the payment or performance of any obligation with respect to which the Default Rate may be invoked.


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         Section 18.24 INTERVENING LIEN. To the fullest extent permitted by law, any agreement hereafter made pursuant to this Deed of Trust shall be superior to the rights of the holder of any intervening lien.

         Section 18.25 NO JOINT VENTURE OR PARTNERSHIP. Borrower and Lender intend that the relationship created hereunder be solely that of Borrower and Lender or borrower and lender, as the case may be. Nothing herein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Mortgaged Property other than that of mortgagee or lender.

         Section 18.26 TIME OF THE ESSENCE. Time shall be of the essence in the performance of all obligations of Borrower hereunder.

         Section 18.27 BORROWER'S OBLIGATIONS ABSOLUTE. Borrower acknowledges that Lender and/or certain Affiliates of Lender are engaged in the business of financing, owning, operating, leasing, managing, and brokering real estate and in other business ventures which may be viewed as adverse to or competitive with the business, prospect, profits, operations or condition (financial or otherwise) of Borrower. Except as set forth to the contrary in the Loan Documents, all sums payable by Borrower hereunder shall be paid without notice or demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Borrower hereunder shall in no way be released, discharged, or otherwise affected (except as expressly provided herein) by reason of: (a) any damage to or destruction of or any Taking of the Mortgaged Property or any portion thereof or any other Property; (b) any restriction or prevention of or interference with any use of the Mortgaged Property or any portion thereof or any other Property; (c) any title defect or encumbrance or any eviction from the Premises or any portion thereof by title paramount or otherwise; (d) any bankruptcy proceeding relating to Borrower, any General Partner, or any guarantor or indemnitor, or any action taken with respect to this Deed of Trust or any other Loan Document by any trustee or receiver of Borrower or any such General Partner, guarantor or indemnitor, or by any court, in any such proceeding; (e) any claim which Borrower has or might have against Lender; (f) any default or failure on the part of Lender to perform or comply with any of the terms hereof or of any other agreement with Borrower; or (g) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Borrower shall have notice or knowledge of any of the foregoing.

         Section 18.28 PUBLICITY. All promotional news releases, publicity or advertising by Manager, Borrower or their respective Affiliates through any media intended to reach the general public shall not refer to the Loan Documents or the financing evidenced by the Loan Documents, or to Lender or to J.P. Morgan or to any of their Affiliates without the prior written approval of Lender, as applicable, in each instance, such approval not to be unreasonably withheld or delayed. Lender shall be authorized to provide information relating to the Mortgaged Property, the Loans and matters relating thereto to rating agencies, underwriters, potential securities investors, auditors, regulatory authorities and to any Persons which may be entitled to such information by operation of law.

         Section 18.29 SECURITIZATION OPINIONS. In the event the Loans are included as an asset of a Securitization by Lender or any of its Affiliates, Borrower shall, within fifteen Business Days after Lender's written request therefor, at Borrower's sole cost and expense, deliver opinions in form and substance and delivered by counsel reasonably acceptable to Lender (which counsel shall, if required by the Rating Agencies, be unaffiliated with Grantor) and the Rating Agency, as may be reasonably required by Lender and/or the Rating Agency in connection with such Securitization. Borrower's failure to deliver the opinions required hereby within such fifteen (15) Business Day period shall constitute an "Event of Default" hereunder.

         Section 18.30 COOPERATION WITH RATING AGENCIES. Borrower covenants and agrees that in the event the Loans are to be included as an asset of a Securitization, Borrower shall (a) gather any environmental information reasonably required by the Rating Agency in connection with such a Securitization, (b) at Lender's request, meet with representatives of the Rating Agency to discuss the business and operations of the Mortgaged Property, and (c) cooperate with the reasonable requests of the Rating Agency and Lender in connection with all of the foregoing and the preparation of any offering documents with respect thereof.

         Section 18.31 SECURITIZATION FINANCIALS. Borrower covenants and agrees that, upon Lender's written request therefor in connection with a Securitization in which the Loans are to be included as an asset, Borrower shall, at Borrower's sole cost and expense, promptly deliver audited financial statements and related documentation prepared by an Independent certified public accountant that satisfy securities laws and requirements for use in a public registration statement (which may include to the extent available up to three (3) years of historical audited financial statements).

         Section 18.32 REASONABLE ATTORNEYS' FEES. All references in this Deed of Trust and the other Loan Documents to "reasonable attorneys' fees" or "attorneys fees" shall mean reasonable disbursements and fees of attorneys actually incurred.

         Section 18.33 RETURN OF ESCROWS AND DEFEASANCE DEPOSIT. After the Debt has been indefeasibly paid in full, and concurrently with the release of this Mortgage, Lender shall return to Borrower any amounts remaining in escrow with Lender, including without limitation excess defeasance deposits.

         Section 18.34 BUSINESS LOAN RECITAL/STATUTORY EXEMPTION.

                  (a) Borrower acknowledges and agrees that (i) the proceeds of the Loans will be used in conformance with subparagraph (1)(l) of Section 4 of "An Act in relation to the rate of interest and other charges in connection with sales on credit and the lending of money," approved May 24, 1879, as amended (815 ILCS 205/4(1)(1)); (ii) that the indebtedness secured hereby constitutes a business loan which comes within the purview of said
Section 4; and (iii) that the secured indebtedness is an exempted transaction under the Truth-in-Lending Act, 15 U.S.C. Sec. 1601 et seq.

                  (b) Borrower acknowledges and agrees that the transaction of which this Deed of Trust is a part is a transaction which does not include either agricultural real estate (as defined in 735 ILCS 5/15-1201 (1992)) or residential real estate (as defined in 735 5/15-1219 (1992)).

         Section 18.35 CONCERNING THE DEED TRUSTEE. Deed Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Deed Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Deed Trustee's reasonable satisfaction. Deed Trustee, by acceptance of this Deed of Trust, covenants to perform and fulfill the trusts herein created, being liable, however, only for gross negligence or willful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Deed Trustee in accordance with the terms hereof. Deed Trustee may resign at any time by written instrument to that effect delivered to Lender. Lender may remove Deed Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Deed Trustee, or in its sole discretion for any reason whatsoever Beneficiary may, without notice and without specifying any reasons therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Deed of Trust is recorded, and all powers, rights, duties and authority of Deed Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Deed Trustee hereunder unless required by Lender. The procedure provided for in this Section 18.35 for substitution of Deed Trustee shall be in addition to an not in exclusion of any other provisions for substitution, by law or otherwise

         Section 18.36 DEED TRUSTEE'S FEES. Borrower shall pay all costs, fees and expenses incurred by Deed Trustee and Deed Trustee's agents and counsel in connection with the performance by Deed Trustee of Deed Trustee's duties hereunder, and all such costs, fees and expenses shall be secured by this Deed of Trust.

                                   ARTICLE XIX
                      SPECIAL STATE OF NEBRASKA PROVISIONS

         Section 19.01 EFFECTIVE AS A FINANCING STATEMENT. This Deed of Trust will be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Mortgaged Property and is to be filed for record in the real estate records of each county where any part of the Mortgaged Property (including said Fixtures) is situated. This Deed of Trust covers crops to be grown, timber to be cut and minerals. This Deed of Trust shall also be effective as a financing statement covering any other premises and may be filed in any other appropriate filing or recording office. A carbon, photographic or other reproduction of this Deed of Trust or of any financing statement relating to this Deed of Trust shall be sufficient as a financing statement for any of the purposes referred to in this Section.

         Section 19.02 POWER OF SALE. Upon receipt of such notice of Lender and at the direction of Lender, Deed Trustee shall cause to be recorded, published and delivered such notices of default and notices of sale as may then be required by law and by this Deed of Trust. Deed Trustee shall, only at the direction of Lender and without demand on Borrower, after such time as may then be required by law and after recordation of such notice of default and after notice of sale having been given as required by law, sell the Mortgaged Property at the time and place of sale fixed by it in such notice of sale, either as a whole or in separate lots or parcels or items as Lender shall deem expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale, or as otherwise may then be required by law. Deed Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including, without limitation, Borrower, Deed Trustee or Lender, may purchase at such sale. Deed Trustee may in the manner provided by law postpone sale of all or any portion of the Mortgaged Property.

         Section 19.03 REQUEST FOR NOTICE. Borrower, for itself and for each party hereto, hereby requests a copy of any notice of default and a copy of any notice of sale hereunder be mailed to them at the applicable addresses provided herein.

         Section 19.04 DEED TRUSTEE COMPENSATION. Deed Trustee shall not be liable for any error of judgment or act done by Deed Trustee, or be otherwise responsible or accountable under any circumstances whatsoever. Deed Trustee shall not be personally liable in case of entry by it or anyone acting by virtue of the powers herein granted it upon the Deed of Trust for debts contracted or liability for damages incurred in the management or operation of the Mortgaged Property. Deed Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by it hereunder or believed by it in good faith to be genuine. Deed Trustee shall be entitled to reimbursement for expenses incurred by it in the performance of its duties hereunder and to reasonable compensation for such of its services hereunder as shall be rendered. Borrower will, from time to time, pay compensation due Deed Trustee hereunder and reimburse Deed Trustee for and save and hold it harmless from and against any and all loss, cost, liability, damage and expense whatsoever incurred by it in the performance of its duties. All moneys received by Deed Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Deed Trustee shall be under no liability for interest on any moneys received by it hereunder.

                                   ARTICLE XX
                                 RELEASE PARCEL

         Borrower may obtain the release (without any prepayment of Debt or release fee other than the payment of expenses set forth below) from this Deed of Trust, the Assignment of Leases and Rents and the UCC Financing Statements of that part of the Mortgaged Property, more particularly described on Exhibit D attached hereto (the "Release Parcel") upon satisfaction of each of the following conditions precedent:

                           (i) no Event of Default shall have occurred and be
                  continuing, nor shall have there occurred any event which would, with the giving of notice or passage of time, or both, constitute an Event of Default;

                           (ii) the Mortgaged Property, after giving effect to
                  the subdivision and conveyance of the Release Parcel, will (i) comply with all zoning ordinances, including without limitation those related to parking, lot size and density, or a variance with respect thereto shall have been obtained, (ii) be a separate tax parcel, and not be subject to any lien for taxes due or not yet due attributable to the Release Parcel,
                  (iii) comply with all subdivision ordinances and regulations, and (iv) have an appurtenant easement for utilities, parking and access currently crossing or located on the Release Parcel;

                           (iii) receipt by Lender of endorsements to the title
                  policy for the Mortgaged Property insuring each of the items set forth in clause (ii) above;

                           (iv) Borrower shall convey the Release Parcel,
                  concurrently with the release, to an entity other than the Borrower;

                           (v) payment to the Lender by Borrower of its fees and
                  expenses incurred in evaluating and documenting the release, including, without limitation, reasonable attorneys' fees and filing fees;

                           (vi) Lender, at its election, may obtain, at
                  Borrower's expense, after Securitization an opinion that the release of the Release Parcel will not cause (A) any adverse tax consequences to the REMIC or any holders of any Mortgage-Backed Pass-through Securities, (B) this Deed of Trust to fail to be a Qualifying Security Instrument under applicable federal law relating to REMIC's or (C) result in a taxation of the income of the Loans to the REMIC or cause a loss of REMIC status;

                           (vii) if requested by Lender, each Rating Agency
                  shall have delivered written confirmation that any rating issued by such Rating Agency in connection with the securitization of any securities will not, as a result of the proposed release of the Release Parcel, be downgraded from the then current ratings thereof, qualified or withdrawn;

                           (viii) Borrower shall comply with any terms and
                  conditions as the Rating Agencies shall require in connection with such release; and

                           (ix) Borrower shall deliver or take, as the case may
                  be, any other items or actions reasonably requested by Lender or Lender's counsel.


                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the undersigned Borrower has caused this Deed of Trust to be duly executed as of the day and year first above written.

                                     BORROWER:

                                     GRETNA, SEALY, TRAVERSE CITY OUTLET
                                     CENTERS, L.L.C., a Delaware limited
                                     liability company

                                     By:  GRETNA, SEALY, TRAVERSE CITY
                                          FINANCE COMPANY, INC., a Delaware
                                          corporation, its Managing Member


                                            By:
                                               --------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                               --------------------------------
                                   Tax I.D. No.:
                                               --------------------------------

COMMONWEALTH/STATE OF __________________
COUNTY OF __________________________________

         The foregoing instrument was acknowledged before me on this ____ day of ___________, 1999, by _______________________, the _____________ of GRETNA,
SEALY, TRAVERSE CITY FINANCE COMPANY, INC., a Delaware corporation and Managing Member of GRETNA, SEALY, TRAVERSE CITY OUTLET CENTERS, L.L.C., on behalf of the limited liability company.



                                          ------------------------------------
                                          Notary Public

My Commission Expires:


- ------------------------------

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                    EXHIBIT B

                           FORM OF CASH FLOW STATEMENT

                                Property: _____________________________________
                                Location: _____________________________________
           Cash Flow Statement for Month of: __________________ Year: _________

                                                       Current        Year to
                                                        Month           Date
- --------------------------------------------------------------------------------
REVENUE
Net Rental Revenue
Other Revenue                                        _________        _________
                          Effective Gross Income

OPERATING EXPENSES
Common Area Maintenance
Payroll
Administration
Leasing
Service
Clean & Decorate
Utilities
Repairs & Maintenance
Taxes
Insurance
Management Fees
Other
                            Total Operating Expenses  ___________     __________
                              Net Operating Income       _____________________

RECURRING EXPENSES
To Include Expenses for: Carpet
Replacement, Appliance Replacement,
HVAC/Water Heater Replacement;
Miniblinds/Drapes/Ceiling Fans:                        __________     ___________

NON-RECURRING EXPENSES
To Include Capital Expenses for:
Playground, Major Signage,
Lawns/Trees/Shrubs, Paving/Parking, Roof
Replacement, Exterior Paint, Major
Concrete/Sidewalks, Foundations,
Major Exterior, Boiler Replacement,
Major HVAC Replacement,

                                        B-1


Plumbing Replace, Electrical Replace,
Other Major, Fire & Storm, Ins. Loss
Recovery                                              __________      _________

                                  Net Cash Flow

- --------------------------------------------------------------------------------


                                            Certified By:
                                                         ----------------------
                                                    Name:
                                                         ----------------------
                                                   Title:
                                                          ----------------------
                                      Management Company:
                                                         ----------------------

                                    EXHIBIT C

PROPERTIES                   INITIAL ALLOCATED LOAN AMOUNT        SECURITY INSTRUMENT
- ----------                   -----------------------------       -------------------------
Gretna, Nebraska                      $ 7,485,000.00              This Deed of Trust and
                                                                  Security Agreement
Sealy, Texas                          $11,115,000.00              Deed of Trust and Security
                                                                  Agreement of even date
                                                                  herewith
Traverse City, Michigan               $ 5,205,000.00              Mortgages of even date
                                                                  herewith


                                     C-1